INVESTMENT COMPANY ACT FILE NO. 811-22763

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

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FORM N-2

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    ☒
AMENDMENT NO.    ☐

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CPG CARLYLE PRIVATE EQUITY FUND, LLC
(Exact Name of Registrant as Specified in its Charter)

805 Third Avenue
New York, New York  10022
(Address of Principal Executive Offices)

Registrant's Telephone Number, including Area Code:  (212) 317-9200

Mitchell A. Tanzman
c/o Central Park Advisers, LLC
805 Third Avenue
New York, New York  10022

COPY TO:

Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

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This Registration Statement has been filed by Registrant pursuant to Section 8(b) of the Investment Company Act of 1940, as amended.  However, interests in the Registrant are not being registered under the Securities Act of 1933, as amended (the "1933 Act"), since such interests will be issued solely in private placement transactions which do not involve any "public offering" within the meaning of Section 4(2) of the 1933 Act.  Investment in the Registrant may be made only by individuals or entities which are "accredited investors" within the meaning of Regulation D under the 1933 Act.  This Registration Statement does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in the Registrant.

CPG Carlyle

Private Equity Fund, LLC

A REGISTRATION STATEMENT TO WHICH THIS CONFIDENTIAL MEMORANDUM RELATES HAS BEEN FILED BY CPG CARLYLE PRIVATE EQUITY FUND, LLC (THE "FUND") PURSUANT TO SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.  HOWEVER, UNITS OF BENEFICIAL INTEREST IN THE FUND ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), SINCE SUCH UNITS WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS WHICH DO NOT INVOLVE ANY "PUBLIC OFFERING" WITHIN THE MEANING OF SECTION 4(2) OF THE 1933 ACT.  INVESTMENT IN THE FUND MAY BE MADE ONLY BY INDIVIDUALS OR ENTITIES WHICH ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF REGULATION D UNDER THE 1933 ACT.  THIS CONFIDENTIAL MEMORANDUM DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY INTERESTS IN THE FUND.  UNITS OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER INSURED FINANCIAL INSTITUTION, AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.

THE CARLYLE GROUP L.P. (AND ITS AFFILIATES) (COLLECTIVELY, "CARLYLE") IS NOT AN ADVISER OR AFFILIATE OF THE FUND OR CPG CARLYLE PRIVATE EQUITY MASTER FUND, LLC (THE "MASTER FUND").  FURTHERMORE, NEITHER THE FUND NOR THE MASTER FUND IS SPONSORED, ENDORSED, SOLD OR PROMOTED BY CARLYLE.  CARLYLE MAKES NO REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF UNITS OF THE FUND, THE OWNERS OF INTERESTS IN THE MASTER FUND OR ANY OTHER PERSON REGARDING THE ADVISABILITY OF INVESTING IN THE FUND OR THE MASTER FUND.  CERTAIN INFORMATION IN THIS CONFIDENTIAL MEMORANDUM RELATING TO CARLYLE AND THE UNDERLYING CARLYLE FUNDS HAS BEEN DERIVED BY THE FUND FROM MATERIALS FURNISHED BY CARLYLE.  CARLYLE MAKES NO REPRESENTATION REGARDING, AND EXPRESSLY DISCLAIMS ANY LIABILITY OR RESPONSIBILITY TO ANY RECIPIENT OF THIS CONFIDENTIAL MEMORANDUM FOR, SUCH INFORMATION OR ANY OTHER INFORMATION SET FORTH HEREIN.  THE HISTORICAL INVESTMENT PERFORMANCE OF CARLYLE SET FORTH HEREIN PROVIDES NO ASSURANCE OF THE FUTURE PERFORMANCE OF THE UNDERLYING CARLYLE FUNDS OR OF THE PERFORMANCE OF THE FUND OR THE MASTER FUND.  FURTHER, CARLYLE HAS NO OBLIGATION TO TAKE THE NEEDS OF THE OWNERS OF UNITS OF THE FUND, OR THE OWNERS OF INTERESTS IN THE MASTER FUND, INTO CONSIDERATION WHEN MANAGING THE UNDERLYING CARLYLE FUNDS.

The units of beneficial interest ("Units") of CPG Carlyle Private Equity Fund, LLC (the "Fund") described in this Confidential Memorandum ("Confidential Memorandum") have not been and will not be registered under the 1933 Act, or the securities laws of any of the States of the United States.  The offering contemplated by this Confidential Memorandum will be made in reliance upon an exemption from the registration requirements of the 1933 Act for offers and sales of securities which do not involve any public offering, and analogous exemptions under state securities laws.

This Confidential Memorandum shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of Units in any jurisdiction in which such offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make such offer, solicitation or sale.  No person has been authorized to make any representations concerning the Fund that are inconsistent with those contained in this Confidential Memorandum.  Prospective investors should not rely on any information not contained in this Confidential Memorandum or the appendices hereto.

This Confidential Memorandum is intended solely for the use of the person to whom it has been delivered for the purpose of evaluating a possible investment by the recipient in the Units of the Fund described herein, and is not to be reproduced or distributed to any other persons (other than professional advisers of the prospective investor receiving this document).  Notwithstanding the foregoing and any other provision or statement in any offering document of the Fund (including the Investor Application, this Confidential Memorandum and the Fund's Limited Liability Company Agreement (the "LLC Agreement")), but subject to restrictions reasonably necessary to comply with federal or state securities laws, an investor (and each employee, representative or other agent of the investor) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the Fund and the offering of its Units and all materials of any kind (including opinions or other tax analyses) that are provided to the investor relating to such tax treatment and tax structure.

Prospective investors should not construe the contents of this Confidential Memorandum as legal, tax or financial advice.  Each prospective investor should consult his or her own professional advisers as to the legal, tax, financial or other matters relevant to the suitability of an investment in the Fund for such investor.

These securities are subject to substantial restrictions on transferability and resale and may not be transferred or resold except as permitted under the 1933 Act and applicable state securities laws, pursuant to registration or exemption therefrom.

In making an investment decision, investors must rely upon their own examination of the Fund and the terms of the offering, including the merits and risks involved.  Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved the Fund's units or passed upon the adequacy of the disclosure in this Confidential Memorandum.  Any representation to the contrary is a criminal offense.

Units of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other insured financial institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

To ensure compliance with the requirements imposed by the U.S. Treasury Department in Circular 230, all investors and potential investors are hereby informed that (i) any tax advice contained in this Confidential Memorandum is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Internal Revenue Code of 1986, as amended, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this Confidential Memorandum, and (iii) each investor and potential investor should seek advice based on its particular circumstances from an independent tax advisor.

All data in this Confidential Memorandum is current as of [_______], 2012, unless otherwise indicated.

[_______] 2012

TABLE OF CONTENTS

PAGE

SUMMARY OF TERMS	1

SUMMARY OF FUND EXPENSES	25

THE FUND	27

STRUCTURE	27

INVESTMENT PROGRAM	28

TYPES OF INVESTMENTS AND RELATED RISK FACTORS	40

MANAGEMENT OF THE FUND	55

CONFLICTS OF INTEREST	64

PROXY VOTING POLICIES AND PROCEDURES	67

FEES AND EXPENSES	68

DESCRIPTION OF UNITS	70

DISTRIBUTION POLICY; DIVIDENDS	71

APPLICATION FOR INVESTMENT	72

REPURCHASES OF UNITS AND TRANSFERS	73

CALCULATION OF NET ASSET VALUE	78

CERTAIN TAX CONSIDERATIONS	80

ERISA CONSIDERATIONS	92

ADDITIONAL INFORMATION	93

APPENDIX A: FORM OF LIMITED LIABILITY COMPANY AGREEMENT	A-1

APPENDIX B: CARLYLE FUND INFORMATION	B-1

SUMMARY OF TERMS

The following summary is qualified entirely by the detailed information appearing elsewhere in this Confidential Memorandum and by the terms and conditions of the LLC Agreement (referred to herein) and the Investor Application (referred to herein), each of which should be read carefully and retained for future reference.

The Fund
CPG Carlyle Private Equity Fund, LLC (the "Fund") is a newly-formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended (the "1940 Act") as a closed-end, non-diversified management investment company.  The Fund's investment adviser is Central Park Advisers, LLC (the "Adviser").  The Fund intends to qualify and elect to be treated as a regulated investment company (a "RIC") under the Internal Revenue Code of 1986, as amended (the "Code").

The Fund is an appropriate investment only for those investors ("Investors") who can tolerate a high degree of risk and do not require a liquid investment.

The Fund will initially offer a single class of units of beneficial interest ("Units") designated as "Class A Units" to investors eligible to invest in the Fund.  The Fund has submitted to the Securities and Exchange Commission ("SEC") an application for an exemptive order to permit the Fund to offer additional classes of Units besides the Class A Units.  If the Fund's application is granted, the Fund presently intends to offer a second class of Units, referred to in this Confidential Memorandum as "Class I Units," and may offer other classes of Units as well.  Each class of Units will have certain differing characteristics, particularly in terms of the sales charges that Investors in that class may be bear, and the investor service fees and transfer agency fees that each class may be charged.  All discussions in this Confidential Memorandum relating to Class I Units are subject to the SEC's approval of the Fund's application.

Investment Program
The Fund's investment objective is to seek attractive long-term capital appreciation.  In pursuing its investment objective, the Fund intends to invest substantially all of its assets in CPG Carlyle Private Equity Master Fund, LLC (the "Master Fund"), a Delaware limited liability company also registered under the 1940 Act as a non-diversified, closed-end management investment company.  The Master Fund has the same investment objective and identical investment policies as those of the Fund.  This form of investment structure is commonly known as a "master feeder fund" arrangement.  The Adviser also acts as investment adviser to the Master Fund.  Except as otherwise provided, references to the Fund's investments or Investment Funds also will refer to the Master Fund's investments for the convenience of the reader.  Currently, the Master Fund does not have any investors other than the Fund.

The Master Fund's investments are expected to include interests in the multiple alternative investment funds ("Investment Funds") sponsored by The Carlyle Group L.P. and its affiliates ("Carlyle"), with an emphasis on private equity funds ("Carlyle Investment Funds").  A portion of the Master Fund's assets may be allocated to Investment Funds which are not sponsored by or affiliated with Carlyle; however, this allocation is not anticipated to be meaningful.

The Adviser believes that the Fund's investment program will offer a unique approach to private equity investing for "accredited investors" who previously have not had access to high quality private equity Investment Funds.  In pursuing the Fund's investment objective, the Adviser will invest in Carlyle primary and secondary Investment Funds and co-investments.  The Adviser will invest across a broad spectrum of Carlyle Investment Funds (e.g., buyout, growth and special situations), diversified by geography (e.g., North America, Europe, Asia and emerging markets) and "vintage year" (as defined below).  This investment strategy may help to reduce the impact of the J-curve associated with private equity investing.  The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

Carlyle

Carlyle is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is one of the world's largest and most diversified multi-product global alternative asset management firms.  Since the firm was founded in Washington, D.C. in 1987, it has grown to become a leading global alternative asset manager with approximately $156 billion in assets under management across a multi-fund, multi-geographic platform totaling 99 funds and 63 fund-of-funds vehicles.  As of June 30, 2012, Carlyle had over 1,300 employees, including more than 600 investment professionals in 32 offices across six continents, and Carlyle served over 1,400 active "carry fund" investors from 75 countries.  "Carry funds" refers to investment funds that include buyout funds, growth capital funds, real asset funds and distressed debt and mezzanine funds, where the Investment Fund Manager receives a special residual allocation of income, which is referred to as a carried interest, in the event that specified investment returns above an annual hurdle rate are achieved by the fund.  Across Carlyle's corporate private equity funds, it has investments in over 200 portfolio companies.  Information presented herein with respect to Carlyle has been derived from public filings made by Carlyle with the SEC as of [_____], 2012.  For additional Carlyle Fund Information, see Appendix B.

Carlyle has demonstrated a strong and consistent investment track record that has produced attractive returns for fund investors across segments, sectors and geographies, and across economic cycles.  Carlyle has deep industry knowledge in sector specialties, including:  aerospace, defense and government services, consumer and retail, energy, financial services, healthcare, industrial and transportation, technology and business services, and telecommunication and media.  Carlyle's broad investments in portfolio companies worldwide generate real time, actionable data that support investment, operational and exit decisions for its private equity holdings.  Carlyle's Executive Operations Group, with a 27-person team of operating executives (c-level executives and sector specialists, each with an average of more than 40 years of experience) advise Carlyle private equity professionals through the investment process, from sourcing deals, conducting due diligence, managing companies and exiting transactions.

Carlyle is not a sponsor, promoter, adviser or affiliate of the Fund.  Past performance of Investment Funds sponsored by Carlyle is not indicative of future results.  See "Investment Program—Carlyle" and Appendix B.

The Fund

The Fund is a specialized investment vehicle that may be referred to as a registered private investment fund.  The Fund is similar to an unregistered private investment fund in that (i) Units will be sold in comparatively large minimum denominations in private placements solely to high net worth individual and institutional investors, and will be subject to restrictions on transfer, and (ii) the Fund will pay, and Investors will bear, an asset-based investment management fee, and will be subject indirectly to asset-based fees, carried interests, and incentive allocations charged by the underlying Investment Funds in which the Master Fund may invest.

Each underlying Investment Fund is, or will be, managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions.

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions.  Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance.  Buyout funds acquire private and public companies, as well as divisions of larger companies.  Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

The Fund may allocate investments to buyout, growth capital and special situations investments.  Control investments in established, cash flow positive companies are usually classified as buyouts.  Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market.  The use of debt financing, or leverage, is prevalent in buyout transactions—particularly in the large-cap segment.  Growth capital typically involves minority investments in established companies with strong growth characteristics.  Companies that receive growth capital investments typically have established customers and mature business models.  Special situations investments may include debt investments that provide a middle level of financing below the senior debt level and above the equity level.  A typical special situations investment may include a loan to a borrower, together with equity in the form of warrants, common stock, preferred stock or some other form of equity investment.  In addition, special situations investments may include other forms of investment not described herein, such as distressed debt, energy or utility investments and turnaround investments.

Types of private equity investments that the Fund may make include:

•
Primary Investments.  Primary investments (primaries) are interests or investments in newly established private equity funds.  Most private equity fund sponsors raise new funds only every two to four years, and many top-performing funds are closed to new investors.  Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors are highly important for primary investors.  Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.  Unlike most other private equity fund sponsors, Carlyle typically offers several primary funds each year.  Primary investments typically exhibit "J-curve" performance, in which their net asset value typically declines moderately during the early years of the private equity fund's life as investment-related fees and expenses are incurred before investment gains have been realized.  As the private equity fund matures and as portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions.  There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment returns.  Primary investments are usually ten to twelve years in duration, while underlying investments in portfolio companies generally have a three to six year duration.

•
Secondary Investments.  Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund's fundraising period.  Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern.  As a result, their investment returns may not exhibit the downside of the J-curve pattern expected of primaries in their early stages.  There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development.

•
Direct Investment/Co-Investments.  Direct investments involve acquiring an interest in securities issued by an operating company.  Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead and co-investors collectively hold a controlling interest.  Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

The Master Fund's asset allocation, when "fully deployed," is expected to be as noted below.  The Adviser anticipates, however, that the Fund will not be fully deployed until the Fund has been in operation for [__] to [__] months.  Even when the Master Fund's assets are fully committed among Investment Funds, the Adviser expects that as much as 30% of the Master Fund assets will consist of liquid assets, including high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents pending funding of capital contributions, redemptions and tax distributions.

Asset Allocation

Investment Type*	Range
Primary Investments1	20-90%
Secondary Investments	10-60%
Direct Investments/ Co-Investments	0-20%
Cash/Short Term High Quality Fixed Income	0-50%
Hedge Funds	0-10%
Real Estate	0-20%
Other	0-20%

Financing Stage
Buyout	20-80%
Growth Capital	10-40%
Special Situations/Other	0-40%

Geographic Region
North America	10-70%
Europe	10-40%
Asia	10-40%
Other	0-30%
_________________
* There can be no assurance that all investment types will be available, will be consistent with the Fund's investment objectives, will satisfy the Adviser's due diligence considerations or will be selected for the Fund.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser's analysis of the private equity market, the Master Fund's existing portfolio at the relevant time, and other pertinent factors.

Investment Strategies

The principal elements of the Adviser's investment strategy include:  (i) allocating the assets of the Master Fund across Carlyle private equity Investment Funds and other Carlyle offerings; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive value; (iii) seeking to manage the Master Fund's investment level and liquidity using the Adviser's commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the Master Fund's portfolio.

Asset Allocation.  Just as in public equity markets, asset allocation across private equity market segments is a cornerstone of long-term portfolio performance.  The Adviser will define a strategic asset allocation that seeks to benefit from long-term diversification of the Master Fund's Investments through exposure to different geographic markets, investment types and vintage years.  In addition, the Adviser will allocate capital among primary funds, secondary funds and co-investment opportunities.  A portion of the Master Fund's assets may be allocated to Investment Funds which are not sponsored by or affiliated with Carlyle; however, this allocation is not anticipated to be meaningful.

Access.  In many segments of the private equity market, it is not enough to identify promising investments—access is required.  The Fund will provide Investors with access to Investment Funds, and direct investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.  Carlyle has agreed with the Fund to provide information to the Fund of the type and scope (and with the same frequency) it customarily provides to Carlyle's large institutional investors, as well as  provide certain marketing and relationship management support services to the Adviser.

Commitment Strategy.  The Adviser intends to manage the Master Fund's commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.  Commitments to private equity funds generally are not immediately invested.  Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years.  During this period, investments made early in a private equity fund's life are often realized (generating distributions) even before the committed capital has been fully drawn.  As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve.  The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level.  To that end, the Master Fund may in its early years, over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level.  The Master Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Investment Funds.

The commitment strategy will aim to keep the Master Fund substantially invested where possible by making commitments based on anticipated future distributions from investments.  The commitment strategy will also take other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by Investors and any distributions made to Investors.  To forecast portfolio cash flows, the Adviser will utilize a model that incorporates historical data, actual portfolio observations, insights from Carlyle and forecasts by the Adviser.

Risk Management.  The long-term nature of private equity investments requires a commitment to ongoing risk management.  The Adviser seeks to maintain close contact with Carlyle and the Investment Fund Managers with whom it invests, and to monitor the performance of Investment Funds and developments at the individual portfolio companies that are material positions in the Investment Funds held by the Fund.  By tracking commitments, capital calls, distributions, valuations and other pertinent details, the Adviser will seek to recognize potential issues and to take appropriate action.

The Adviser intends to use a range of techniques to reduce the risk associated with the commitment strategy. These techniques may include, without limitation:

•	Diversifying commitments across several "vintage years" (i.e., the year in which a Investment Fund begins investing);

•	Actively managing cash and liquid assets;

•	Actively monitoring cash flows; and

•	Seeking to establish a credit line to provide liquidity to satisfy tender requests, consistent with the limitations and requirements of the 1940 Act.

To enhance the Master Fund's liquidity, particularly in times of possible net outflows through the tender of Units by Investors, the Adviser may from time to time sell certain of the Master Fund's assets.

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management.  The Fund may borrow for investment purposes.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs (the "Asset Coverage Requirement").  This means that the value of the Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds.  The Adviser's diligence process focuses on risk management, investment and operational diligence.  The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Adviser's analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers' reputation, experience, expertise, and adherence to investment philosophy.  During this diligence process, the Adviser reviews offering documents, financial statements, regulatory filings and client correspondence, and may conduct interviews with senior personnel of existing Investment Fund Managers.  In particular, the Adviser expects to regularly communicate with Carlyle Investment Fund Managers and other personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends.  This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents.  It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered.  The Adviser may also perform background and reference checks on Investment Fund personnel.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to:  track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies.  In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

By investing substantially all of its assets in Carlyle Investment Funds, the Master Fund seeks to benefit from the investment expertise, quality of risk management systems, valuation protocols, operational programs, personnel, accounting practices and compliance programs that may be associated with an advisory firm with a strong reputation and significant resources, which may not be available to the same extent if the Master Fund allocated its assets among different funds managed by various unaffiliated investment advisers.

In allocating the Master Fund's capital, the Adviser will attempt to benefit from the strong performance track record of various Carlyle Investment Funds, combined with access to new and existing Investment Funds.  Generally, the Adviser will seek to invest no more than 25% of the Master Fund's capital, measured at the time of investment, in any one Investment Fund.  In addition, the Fund's investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund's economic interests, measured at the time of investment.

The Adviser may invest the Master Fund's assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may sell the Master Fund's portfolio holdings at any time.

The Fund will invest substantially all of its assets in the Master Fund ("Master Fund Interests").  The Fund is a non-diversified, closed-end management investment company for purposes of the 1940 Act.  However, the Fund will elect, and intends to qualify, to be treated as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code").  To qualify as a RIC under the Code, the Fund through its investment in the Master Fund Interests must, among other things:  (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income derived with respect to its business of investing in such stocks, securities or currencies, and (b) net income from interests in "qualified publicly traded partnerships" (as defined in the Code); and (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).  With respect to these limitations and restrictions imposed by the Code, the Fund, in appropriate circumstances, will be required to "look through" to the income, assets and investments of the Master Fund and certain Investment Funds.

The Investment Funds are not subject to the Master Fund or the Fund's investment restrictions and are generally subject to few investment limitations.  To the extent permitted by the 1940 Act, the Fund and/or the Master Fund may borrow for investment purposes.  The Fund has no obligation, and does not intend to enter into any hedging transactions.

Borrowing
The Fund and the Master Fund are each authorized to borrow money in connection with its investment activities, subject to the limits of the Asset Coverage Requirement (as defined below).  The Fund and the Master Fund may borrow money for investment purposes, to satisfy repurchase requests from Investors and to otherwise provide the Fund and the Master Fund with temporary liquidity.

The Investment Funds may utilize leverage in their investment activities.  However, the Investment Funds' borrowings are not subject to the Asset Coverage Requirement.  Accordingly, the Fund and the Master Fund, through investments in the Investment Funds, may be exposed to the risk of highly leveraged investment programs.  See "Types of Investments and Related Risk Factors."

Distribution Policy
The Fund generally will pay dividends on the Units at least annually in amounts representing substantially all of the Fund's net investment income, if any, earned each year.  The Fund will also pay substantially all taxable net capital gain realized on investments to Investors at least annually.

Dividends and capital gain distributions paid by the Fund will be reinvested in additional Units of the Fund unless an Investor "opts out" (elects not to reinvest in Units).  Investors may elect initially not to reinvest by indicating that choice on the Investor Application.  Thereafter, Investors are free to change their election at any time by contacting [__________________], the Fund's administrator (or, alternatively, by contacting their broker or dealer, who will inform the Fund).  Units purchased by reinvestment will be issued at their net asset value on the ex−dividend date (which is generally expected to be the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Fund reserves the right to suspend or limit at any time the ability of Investors to reinvest distributions.

Potential Benefits of Investing in the Fund
By investing in the Fund, Investors will have access to Investment Fund Managers affiliated with Carlyle.  Carlyle is one of the world's largest and most diversified multi-product global alternative investment management firms.  Since its founding in 1987, Carlyle has compiled a distinguished record of performance in the private equity industry.  Past performance is not indicative of future results.  Through the Fund, "accredited investors" will have access to Investment Fund Managers whose services typically are not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed.  Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically imposed by such Investment Fund Managers.  Investment minimums for Investment Funds typically range between $5 million and $20 million.

Because the Fund intends to qualify as a RIC under Subchapter M of the Code, it is expected to have certain attributes that are not generally found in traditional private equity funds-of-funds.  These include providing simpler tax reports to Investors and the avoidance of unrelated business taxable income for benefit plan investors and other investors that are exempt from payment of U.S. federal income tax.

The Master Fund's investments in secondaries—which typically already have invested in portfolio companies and, therefore, are viewed as more mature investments than primaries and further along in their development pattern—may reduce the impact of the J-curve associated with private equity investing.

As described above, the Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

The Offering
The Fund is offering Units on a continuous basis.  Class A Units will be offered at an initial price of $12 per Class A Unit.  The initial closing date for subscriptions for Class A Units is currently anticipated to be on or about [__________] (the "Initial Closing Date").  Subsequent to the Initial Closing Date, Class A Units  and, subject to SEC approval of the Fund's exemptive application, Class I Units and other classes of Units may be purchased as of the first business day of each month based upon the Fund's then current net asset value.  Each date on which Units are delivered is referred to as a "Closing Date."  Each prospective Investor will be required to complete an investor application (the "Investor Application") certifying that the Units being purchased are being acquired by an Eligible Investor (defined herein).  Prior to the receipt and acceptance of the Investor Application, an Investor's funds will be held in escrow.

Each class of Units will have certain differing characteristics, particularly in terms of the sales charges that Investors in that class may bear, and the investor service fee and transfer fees that each class may be charged.  All discussions in this Confidential Memorandum relating to Class I Units are subject to the SEC's approval of the Fund's exemptive order application.  It is expected that the net asset value of Class A Units and Class I Units will vary over time as a result of the different fees and expenses applicable to the classes.

The Fund will not hold an Initial Closing until at least $[___] million (the "Initial Minimum Target") in subscriptions have been received by the Fund (which such subscriptions will be held in a non-interest-bearing escrow account by the Fund's escrow agent).  If the Fund has not received initial subscriptions of at least the Initial Minimum Target on or before [___________], the Fund's escrow agent will return to subscribers the amount of their subscriptions, without interest.

Board of Directors
The Board of Directors (the "Board") has overall responsibility for monitoring and overseeing the Fund's investment program and its management and operations.  A majority of the Directors are not "interested persons" (as defined by the 1940 Act) of the Fund or the Adviser.  The Master Fund's Board of Directors (the Master Fund Board"), which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the Master Fund's investment program and its management and operations.  See "Management of the Fund."

The Adviser
Central Park Advisers, LLC serves as the Fund's and Master Fund's investment adviser (the "Adviser").  The Adviser, a wholly-owned subsidiary at Central Park Group, LLC ("Central Park Group"), is a limited liability company organized under the laws of the State of Delaware, and is registered as an investment adviser under the Advisers Act.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.  Founded in 2006, Central Park Group offers a broad range of investments managed by private equity, hedge fund, real estate and funds-of-funds sponsors.  Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management.  For over 20 years, they sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, and have invested more than $12 billion in 150 funds, including $2 billion in funds-of-funds and more than $2.5 billion in private equity access vehicles.

The Fund has entered into an investment advisory agreement (the "Investment Advisory Agreement") with the Adviser that is effective for an initial term expiring two years after the Fund commences investment operations.  Thereafter, the Investment Advisory Agreement may be continued in effect from year to year if its continuation is approved annually by the Board of Directors.  The Board, or the Fund's Investors, may terminate the Investment Advisory Agreement on 60 days' prior written notice to the Adviser.

The Master Fund has entered into a similar investment advisory agreement with the Adviser with similar terms (other than compensation) and a similar renewal and termination process.

Management Fee
Through its investment in the Master Fund, the Fund bears a proportionate share of the investment management fee paid by the Master Fund to the Adviser in consideration of the advisory and other services provided by the Adviser to the Master Fund.  In consideration for such services, the Master Fund will pay the Adviser a monthly fee measured as of the end of each month (the "Management Fee") at the annual rate of 1.20% of the greater of (i) the Master Fund's net asset value and (ii) the Master Fund's net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  The Management Fee is paid to the Adviser out of the Master Fund's assets and therefore decreases the net profits or increases the net losses of the Fund.  For purposes of determining the Management Fee payable to the Adviser for any month, net asset value is calculated prior to any reduction for any fees and expenses of the Master Fund for that month, including, without limitation the Management Fee payable to the Adviser for that month.  The Management Fee is in addition to the asset-based fees, carried interests, expenses, incentive allocations or fees charged by the Investment Funds and indirectly borne by Fund Investors.

Distribution and Servicing Fee
Under the terms of a placement agent agreement (the "Placement Agent Agreement") with Foreside Fund Services, LLC (the "Placement Agent"), the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Investors holding Class A Units.  The Fund will pay a monthly fee out of the net assets of Class A Units at the annual rate of 0.60% of the aggregate net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units) (the "Distribution and Servicing Fee").  The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Distribution and Servicing Fee as long as they hold their Class A Units.  Each compensated broker, dealer or other financial advisor is paid by the Placement Agent based on the aggregate net asset value of outstanding Class A Units held by Investors that receive services from such broker, dealer or other financial advisor.

Class I Units will not be subject to the Distribution and Servicing Fee.

Other Fees and Expenses
The Fund will bear all expenses incurred in the business of the Fund, and, through its investment in the Master Fund, a pro-rata portion of the operating expenses of the Master Fund, including any charges, allocations and fees to which the Fund is subject as an investor in the Investment Funds.  The Fund and the Master Fund are expected to incur aggregate organizational and offering expenses of approximately $[_______] in connection with this offering.  It is expected that, for purposes of calculating net asset value, the Fund's offering costs will be capitalized and amortized over the 12-month period beginning on the Initial Closing Date.  The Fund will also bear certain ongoing offering costs associated with the Fund's continuous offering of Units.  The Fund, by investing in the Investment Funds, will indirectly bear its pro rata share of the expenses incurred in the business of the Investment Funds.  See "Summary of Fund Expenses."

[________________], as the administrator to the Fund (the "Administrator"), performs certain administration and accounting services for the Fund.  In consideration for these services, the Fund will pay the Administrator an annual fee calculated based upon the average net assets of the Fund, subject to a minimum monthly fee, and will reimburse certain of the Administrator's expenses.

Expense Limitation and Reimbursement Agreement
The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a one-year term beginning on the Initial Closing Date and ending on the one year anniversary thereof (the "Limitation Period") to limit the amount of "Specified Expenses" (as described below) borne by the Fund (whether borne directly or indirectly through and in proportion to the Fund's interest in the Master Fund) during the Limitation Period to an amount not to exceed [__]% per annum of the Fund's net assets (the "Expense Cap").  "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Management Fee; (ii) the Distribution and Servicing Fee; (iii) fees, expenses, allocations, carried interests, etc. of the Investment Funds in which the Fund invests, (iv) transaction costs, including costs associated with the transfer of secondary interests, (v) interest payments, (vi) fees and expenses in connection with a credit facility, if any, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).  These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to [__]% of the Fund's net assets.  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

Conflicts of Interest
The Adviser, the Investment Fund Managers and their respective affiliates may conduct investment activities for their own accounts and other accounts they manage that may give rise to conflicts of interest that may be disadvantageous to the Fund.  Additionally, certain Investment Fund Managers may face conflicts of interests stemming from their affiliation with Carlyle.  Carlyle will provide certain services to the Adviser.  Such services may include making appropriate personnel available for presentations, providing information for the Fund to prepare its tax reporting, providing administrative support in connection with commitments to or sales of Carlyle Investment Funds and such other functions as agreed to from time to time.

The Placement Agent will receive payments from Carlyle based on the aggregate amount of capital committed by the Fund to Carlyle primary Investment Funds up to $[____________].  Such amount will be used to offset certain expenses of the Fund.  See "Conflicts of Interest."

Placement of Units
In addition to the placement of Units through the Placement Agent, the Fund itself may also accept offers to purchase Units that it receives directly from Investors.  The Fund is not obligated to sell to a broker or dealer any Units, including those that have not been placed with Eligible Investors (defined herein).  Investors may be charged a sales load up to a maximum of 3.5% on the amount they invest.  The Placement Agent may compensate brokers or dealers in connection with the sale and distribution of the Units.

The Adviser (or one of its affiliates) generally expects to compensate out of its own resources, and not the assets of the Fund, certain financial intermediaries, in connection with the sale of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists.

Eligible Investors
To purchase Units of the Fund, a prospective investor will be required to certify that the Units are being acquired directly or indirectly for the account of an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.  Investors who are "accredited investors" are referred to in this Confidential Memorandum as "Eligible Investors."  Existing Investors seeking to purchase additional Units will be required to qualify as "Eligible Investors" at the time of the additional purchase.

Each prospective Investor must submit a completed Investor Application acceptable to the Adviser, certifying, among other things, that the Investor is an Eligible Investor and will not transfer the Units purchased except in the limited circumstances permitted.  The Adviser may from time to time impose stricter or less stringent eligibility requirements.  If an Investor Application is not accepted by the Fund by the Closing Date, the subscription will not be accepted at such Closing Date.

An investment in the Fund involves a considerable amount of risk.  An Investor may lose money.  Before making an investment decision, a prospective Investor should (i) consider the suitability of this investment with respect to the Investor's investment objectives and personal situation and (ii) consider factors such as the Investor's personal net worth, income, age, risk tolerance and liquidity needs.  The Fund is an illiquid investment.  Investors have no right to require the Fund to redeem their Units of the Fund.

Valuation
The Investment Funds will invest a large percentage of their assets in certain securities and other financial instruments that do not have readily ascertainable market prices and will be valued by the respective Investment Fund Managers.  Although procedures approved by the Board of Directors of the Fund and the Master Fund provide that the valuations determined by the Investment Fund Managers will be reviewed by the Adviser, neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end).  Accordingly, the Fund will generally rely on such valuations, which are provided on a quarterly basis, even in instances where an Investment Fund Manager may have a conflict of interest in valuing the securities because the value of the securities will affect the Investment Fund Manager's compensation.  Furthermore, the Investment Funds will typically provide the Adviser with only estimated net asset values or other valuation information, and such data will be subject to revision through the end of each Investment Fund's annual audit.

Unlisted Closed-End Structure; Limited Liquidity and Transfer Restrictions
The Fund is organized as a closed-end management investment company.  Unlike open-end management investment companies (commonly known as "mutual funds"), investors in closed-end funds do not have the right to redeem their units on a daily basis.  To meet daily redemption requests, mutual funds must comply with more stringent regulations than closed-end funds.

The Fund will not be listed on a national stock exchange, and no market for the Fund's Units is expected to develop.  In addition, Units are subject to limitations on transferability and liquidity will be provided only through limited repurchase offers described below.  An investment in the Fund is suitable only for Investors who can bear the risks associated with the limited liquidity of the Units and should be viewed as a long-term investment.  See "Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Class A Units" and "Repurchases of Units and Transfers."

Repurchases of Units by the Fund
Investors do not have the right to require the Fund to redeem their Units.  To provide a limited degree of liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion.  In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Adviser anticipates that, it will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, commencing with the first fiscal quarter after two full years of Fund operations, with such repurchases to occur as of the last day of March, June, September and December (or, if any such date is not a business day, on the immediately preceding business day).  The Adviser also expects that, generally, it will recommend to the Board that each repurchase offer should apply to up to 5% of the net assets of the Fund.  Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

Since all or substantially all of the Fund's assets will be invested in the Master Fund, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer of units of the Master Fund.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law.  In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interest of the Fund.

The Master Fund will make repurchase offers, if any, to all holders of Master Fund Interests, including the Fund.  The Fund does not expect to make a repurchase offer that is larger than the portion of the Master Fund's corresponding repurchase offer expected to be available for acceptance by the Fund.  Consequently, the Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund's repurchase offers.  Such repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities.  The Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

Under certain circumstances (in particular in periods of financial market distress) the Fund may offer to repurchase Units at a discount to their prevailing net asset value.  In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Units.  See "Repurchases of Units and Transfers."

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's purchase of the Units.  Such repurchase fee will be retained by the Fund and will benefit the Fund's remaining Investors.  Units tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis.  An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

Summary of Taxation
The Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code.  For each taxable year that the Fund so qualifies, the Fund will generally not be subject to federal income tax on its taxable income and gains that it distributes to Fund Investors.  The Fund intends to distribute its income and gains in a way that it should not be subject to a federal excise tax on certain undistributed amounts.  These distributions generally will be taxable as ordinary income or capital gains to the Investors, whether or not they are reinvested in Units.  Tax-exempt investors generally will not incur unrelated business taxable income with respect to an investment in Units if they do not borrow to make the investment.

It is intended that the Master Fund will be treated as a partnership for U.S. federal income tax purposes, and not as an association or "publicly traded partnership" taxable as a corporation.  Further, certain of the Investment Funds in which the Fund (through the Master Fund) invests may be classified as partnerships for U.S. federal income tax purposes.  Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to "look through" to the character of the income, assets and investments held by the Master Fund and certain of the Investment Funds.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.  Carlyle has agreed to use reasonable efforts to provide such information to the Fund.

If the Fund fails to qualify as a RIC or fails to distribute at least 90% of its investment income and net short-term capital gains to Investors in any taxable year, the Fund would no longer be a flow-through entity and instead would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Investors) and all distributions out of earnings and profits would be taxed to Investors as ordinary income.  In addition, the Fund could be required to recognize unrealized gains, pay taxes and make distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.  See "Certain Tax Considerations" and "Types of Investments and Related Risk Factors—Tax Risks" below.

An Investor that is not subject to tax on its income will not be required to pay tax on amounts distributed to it by the Fund, provided that the tax-exempt Investor's acquisition of its Units is not debt-financed within the meaning of Section 514 of the Code.  The Fund will inform Investors of the amount and character of its distributions to Investors.  See "Certain Tax Considerations."

ERISA Plans and Other Tax-Exempt Entities
Investors subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and Section 4975 of the Code, and other tax-exempt entities, including employee benefit plans, individual retirement accounts (each, an "IRA"), and 401(k) and Keogh Plans may purchase Units.  Because the Fund will be registered as an investment company under the 1940 Act, the underlying assets of the Fund will not be considered to be "plan assets" of the ERISA Plans investing in the Fund for purposes of the fiduciary responsibility and prohibited transaction rules of ERISA and Section 4975 of the Code.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA with respect to the assets of any ERISA Plan that becomes an Investor, solely as a result of the ERISA Plan's investment in the Fund.

Reports to Investors
The Fund will furnish to Investors as soon as practicable after the end of each taxable year information on Form 1099 as is required by law to assist the Investors in preparing their tax returns.  The Fund will also prepare and transmit to Investors unaudited semi-annual reports and audited annual reports (when each becomes available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.  Investors are sent reports on at least a quarterly basis regarding the Fund's operations during each quarter.

Term	The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the Fund's organizational documents.

Risk Factors
While the benefits of investing in private equity may be considerable, private equity is not for everyone.  Private equity investments involve significant risks, including a total loss of capital.  The risks associated with private equity arise from several factors including:  limited diversification, the use of leverage, limited liquidity and capital calls made on short notice (failure by the Fund to meet capital call obligations may result in significantly negative consequences including a total loss of investment).  In addition, the Fund is subject to the risk of investing substantially all of its capital with Investment Funds sponsored by Carlyle.  Additional risks involved in investing in the Fund include:

General Risks

	•	Loss of capital, up to the entire amount of an Investor's investment.

	•	Investing in a Fund and a Master Fund that have no operating history, and in Investment Funds that may also be newly organized and therefore have no, or only limited, operating histories.

•
The Fund's Units represent illiquid securities of an unlisted closed-end fund, are not listed on any securities exchange or traded in any other market, and are subject to substantial limitations on transferability.

	•	The Adviser and Investment Fund Managers may face conflicts of interest.

Investment Program Risks

•
The Fund expects to invest through the Master Fund substantially all of its assets in Investment Funds managed by Investment Fund Managers affiliated with Carlyle, and therefore may be less diversified, and more subject to concentration risk, than other funds of private equity funds.

•
The Fund's performance depends upon the performance of the Master Fund and the Investment Fund Managers and selected strategies, the adherence by such Investment Fund Managers to such selected strategies, the instruments used by such Investment Fund Managers and the Adviser's ability to select Investment Fund Managers and strategies and effectively allocate Master Fund assets among them.  The Fund is organized to provide Investors with a multi-strategy investment program and not as an indirect way to gain access to any particular Carlyle Investment Fund.

•
The Fund's investment portfolio through the Master Fund will consist of Investment Funds which hold securities issued primarily by privately held companies, and operating results for the portfolio companies in a specified period will be difficult to predict.  Such investments involve a high degree of business and financial risk that can result in substantial losses.

•
The securities in which an Investment Fund Manager may invest may be among the most junior in a portfolio company's capital structure and, thus, subject to the greatest risk of loss.  Generally, there will be no collateral to protect an investment once made.

•	The Fund and the Master Fund may utilize leverage.

•
Subject to the limitations and restrictions of the 1940 Act, the Fund and the Master Fund may borrow money for investment purposes, to satisfy repurchase requests and for other temporary purposes, which may increase the Fund's volatility.

•
An Investment Fund Manager's investments, depending upon strategy, may be in companies whose capital structures are highly leveraged.  Such investments involve a high degree of risk in that adverse fluctuations in the cash flow of such companies, or increased interest rates, may impair their ability to meet their obligations, which may accelerate and magnify declines in the value of any such portfolio company investments in a down market.

•
Fund Investors will bear two layers of fees and expenses:  asset-based fees and expenses at the Fund and the Master Fund level, and asset-based fees, carried interests, incentive allocations or fees and expenses at the Investment Fund level.

•
The Fund is a non-diversified fund which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act.  As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•	Fund Investors will have no right to receive information about the Investment Funds or Investment Fund Managers, and will have no recourse against Investment Funds or their Investment Fund Managers.

•	The Fund is subject to the risk that Carlyle may not provide information sufficient to ensure that the Fund qualifies as a RIC under the Code.

•	The Fund intends to qualify as a RIC under the Code but may be subject to tax liabilities if it fails to so qualify.

•
The Fund is subject to, and indirectly invests in Investment Funds that are subject to, risks associated with legal and regulatory changes applicable to private equity funds, such as the Investment Funds, hedge funds and real estate funds.

•	The Fund may invest indirectly a substantial portion of its assets in Investment Funds that follow a particular type of investment strategy, which may expose the Fund to the risks of that strategy.

•
The Fund's investments in Investment Funds (which will constitute a vast majority of the Fund's investments), and many of the investments held by the Investment Funds, will be priced in the absence of a readily available market and may be priced based on determinations of fair value, which may prove to be inaccurate.  Neither the Adviser nor the Board of Directors will be able to confirm independently the accuracy of the Investment Fund Managers' valuations (which are unaudited, except at year-end).  This risk is exacerbated to the extent that Investment Funds generally provide valuations only on a quarterly basis.  While such information is provided on a quarterly basis, the Fund will provide valuations, and will issue Units, on a monthly basis.

•
The Master Fund may not be able to vote on matters that require the approval of Investment Fund investors, including matters that could adversely affect the Master Fund's investment in such Investment Fund.

•	The Fund may receive from an Investment Fund an in-kind distribution of securities that are illiquid or difficult to value and difficult to dispose of.

•	The Master Fund may invest in a number of Investment Funds, resulting in investment-related expenses that may be higher than if the Fund invested in only one Investment Fund.

•	Investment Funds located outside of the U.S. may be subject to withholding taxes in such jurisdictions, which may reduce the return of the Fund and its Investors.

•
Investment Funds will not be registered as investment companies under the 1940 Act, and, therefore, the Fund and Fund Investors, as indirect Investors in such Investment Funds, may not avail themselves of 1940 Act protections.

•	The Fund and the Master Fund will be registered as investment companies under the 1940 Act, which may limit such funds' investment flexibility compared to a fund that is not so registered

•	Investment Fund Managers may invest the Investment Funds' assets in securities of early-stage venture investments which may result in or contribute to significant losses to the Fund.

•
The Master Fund anticipates that it will maintain a sizeable cash position in anticipation of funding capital calls.  As a result, the Master Fund generally will not contribute the full amount of its commitment to an Investment Fund at the time of its admission to the Investment Fund.  Instead, the Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the Investment Fund.

Holding a sizeable cash position may result in lower returns than if the Master Fund employed a more aggressive "over-commitment" strategy.  However, an inadequate cash position presents other risks to the Fund and the Master Fund, including an adverse impact on the Fund's ability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally.  Moreover, if the Master Fund defaults on its commitment or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Investment Fund.  Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund's investment in an Investment Fund), or (iv) otherwise impair the value of the Fund's investments (including the devaluation of the Fund).

•
Investment Fund Managers may invest the Investment Funds' assets in securities of non-U.S. issuers, including those in emerging markets, and the Master Fund's assets may be invested in Investment Funds that may be denominated in non-U.S. currencies, thereby exposing the Fund to various risks that may not be applicable to U.S. securities.

•
An Investment Fund Manager may focus on a particular industry or sector (e.g., energy, utilities, financial services, healthcare, consumer products, industrials and technology), which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•
An Investment Fund Manager may focus on a particular country or geographic region, which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of geographic regions.

•
An Investment Fund's assets may be invested in a limited number of securities, or portfolio companies which may subject the Investment Fund, and thus the Fund, to greater risk and volatility than if Investments had been made in a larger number of securities.

•
Secondary investments may be acquired based on incomplete or imperfect information, and may expose the Fund to contingent liabilities, counterparty risks,   reputational risks and execution risks.  Additionally, the absence of a recognized "market" price means that the Master Fund cannot be assured that it is realizing the most favorable price in connection with trades in secondaries.

No assurance can be given that the Fund's investment program will be successful.  Accordingly, the Fund should be considered a speculative investment and entails substantial risks, and a prospective investor should invest in the Fund only if it can sustain a complete loss of its investment.  An investment in the Fund should be viewed only as part of an overall investment program.

See "Types of Investments and Related Risk Factors."

Application for Units
The stated minimum initial investment in the Fund is $50,000, which minimum may be reduced by the Fund in the sole discretion of the Adviser based on consideration of various factors, including the Investor's overall relationship with the Adviser, the Investor's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  The minimum additional investment in the Fund is $10,000.  The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month.  Purchase proceeds do not represent the Fund's capital or become the Fund's assets until the first business day of the relevant calendar month.  Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing account with the Fund's Custodian (as defined herein) prior to the amounts being invested in the Fund.  The Fund reserves the right to reject any purchase of Units in certain circumstances (including when the Fund has reason to believe that such purchase would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

SUMMARY OF FUND EXPENSES

The following table illustrates the expenses and fees that the Fund expects to incur and that Investors can expect to bear directly or indirectly.  Investors will indirectly bear fees and expenses of the Master Fund, which are reflected in the following chart and in the example below.

	Class A	Class I(1)
Investor Transaction Expenses
Maximum sales load(2) (as a percentage of purchase amount)	3.50%	None
Maximum early redemption fee (as a percentage of repurchased amount) (3)	2.00%	2.00%

Annual Expenses (as a percentage of net assets attributable to Units)
Management Fee(4)	1.20%	1.20%
Other Expenses	[___]%	[___]%
Distribution and Servicing Fee(5)	0.60%	None
Acquired Fund Fees and Expenses(6)	[___]%	[___]%

Total Annual Expenses(7)%		%

_____________________
(1)
The Fund initially will only offer Class A Units to investors eligible to invest in the Fund.  The offering of Class I Units is subject to the approval by the SEC of the Fund's pending application for an exemptive order to permit the Fund to issue more than a single class of Units.

(2)
Generally, the stated minimum initial investment in the Fund is $50,000 ($10,000 with respect to additional purchases of Units by an existing Investor), which minimum may be reduced in the sole discretion of the Adviser.  Investors in Class A Units may be charged a sales load ("placement fee") up to a maximum of 3.50% on the amount they invest.  The Placement Agent and/or an authorized broker or dealer may, in its discretion, waive the placement fee for certain Investors.  In addition, purchasers of Units in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may not be charged a placement fee.  The table assumes the maximum placement fee is charged.  No placement fee will be charged on purchases of Class I Units.  See "Application for Investment."

(3)
A 2% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an Investor's  Units at any time prior to the day immediately preceding the one-year anniversary of an Investor's purchase of the Units (on a "first in-first out" basis).  An early repurchase fee payable by an Investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any Investor.  The early repurchase fee will be retained by the Fund for the benefit of the remaining Investors.  See "Repurchases of Units and Transfers."

(4)
The Management Fee is payable by the Master Fund, but will be borne indirectly by Investors as a result of the Fund's investment in the Master Fund.  The Management Fee is equal to 1.20% on an annualized basis of the greater of (i) the Master Fund's net asset value and (ii) the Master Fund's net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  For purposes of determining the Management Fee payable to the Adviser for any month, net asset value will be calculated prior to any reduction for any fees and expenses of the Master Fund, including, without limitation, the Management Fee payable to the Adviser.  In no event will the Management Fee exceed 1.20% as a percentage of the Master Fund's net asset value.

(5)
The Fund pays the Placement Agent out of the Class A Unit net assets an ongoing monthly fee (the "Distribution and Servicing Fee") at an annualized rate of 0.60% of the aggregate net assets of the Fund attributable to Class A Units.  The Placement Agent may pay all or a portion of the Distribution and Servicing Fee to the selling agents that sell Units of the Fund.  Payment of the Distribution and Servicing Fee is governed by the Fund's Distribution and Servicing Plan.  A condition to the SEC's granting of the Fund's application for an exemptive order to permit the Fund to establish additional classes of Units is that the Fund comply with Rule 12b-1 under the 1940 Act as if the Fund was a registered open-end investment company.  Pending the SEC's approval of the application, the Fund intends to voluntarily adhere to Rule 12b-1.  The Fund has elected to adopt and implement the Distribution and Service Plan in the manner required by the Rule.  See "Fees and Expenses."

(6)
Includes the fees and expenses of the Investment Funds in which the Fund intends to invest based upon estimated net assets of the Fund of $300 million.  Some or all of the Investment Funds in which the Fund intends to invest charge carried interests, incentive fees or allocations based on the Investment Funds' performance.  The Investment Funds in which the Fund intends to invest generally charge a management fee of 1.00%-1.75% and approximately 20% of net profits as a carried interest allocation, subject to a preferred return and a claw back.  The "Acquired Fund Fees and Expenses" disclosed above are based on historic returns of the Investment Funds in which the Fund intends to invest, which may change substantially over time and, therefore, significantly affect "Acquired Fund Fees and Expenses."  The Adviser estimates that approximately [__]% (as a percentage of the net assets attributable to Units) of the [__]% shown as "Acquired Fund Fees and Expenses" reflects operating expenses of the Investment Funds (i.e., management fees, administration fees and professional and other direct, fixed fees and expenses of the Investment Funds).  The Adviser estimates that the balance of approximately [__]% is attributable to performance-based fees and allocations as well as other investment-related expenses of the Investment Funds.

(7)
The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund for a one-year term beginning with the commencement of operations (the "Initial Closing Date") and ending on the one year anniversary thereof (the "Limitation Period") to limit the amount of "Specified Expenses" (as described below) borne by the Fund  (whether borne directly or indirectly through and in proportion to, the Fund's interest in the Master Fund) during the Limitation Period to an amount not to exceed [__]% per annum of the Fund's net assets (the "Expense Cap").  "Specified Expenses" is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Management Fee; (ii) the Distribution and Servicing Fee; (iii) fees, expenses, allocations, carried interests, etc. of the Investment Funds in which the Fund invests, (iv) transaction costs, including costs associated with the transfer of secondary interests, (v) interest payments, (vi) fees and expenses in connection with a credit facility, if any, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).  These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to [__]% of the Fund's net assets.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion.  To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap.

    The purpose of the table above is to assist you in understanding the various costs and expenses you will bear directly or indirectly as an Investor in the Fund.  The "Other Expenses" shown above are estimated based on estimated net assets of the Fund of $300 million.  In the event that the net assets of the Fund were to be less than $300 million, the Fund's estimated expenses as a percentage would be higher than the estimates presented above.  For a more complete description of the various costs and expenses of the Fund, see "Fees and Expenses."

Example
	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return:*	$	$	$	$

* Without sales load ("placement fee"), the expenses would be:	1 Year	3 Years	5 Years	10 Years
	$	$	$	$

The example does not present actual expenses and should not be considered a representation of future expenses.  Actual expenses may be greater or less than those shown.  Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

THE FUND

The Fund, which is registered under the 1940 Act as a closed-end, non-diversified, management investment company, was organized as a Delaware limited liability company on October 23, 2012.  The Fund's principal office is located at 805 Third Avenue, New York, NY 10022, and its telephone number is (212) 317-9200.  The Fund intends to invest all or substantially all of its assets in ownership interests in the Master Fund.  The Master Fund is a closed-end, non-diversified management investment company, organized as a Delaware limited liability company on October 23, 2012 and registered under the 1940 Act.  Investment advisory services are provided to the Fund and the Master Fund by the Adviser pursuant to the Investment Advisory Agreements.  The individuals who serve on the Board of Directors of the Fund (the "Board") are responsible for monitoring and overseeing the Fund's investment program.  The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for monitoring and overseeing the investment program of the Master Fund.  See "Management of the Fund."

STRUCTURE

The Fund is a specialized investment vehicle that incorporates both features of a private investment fund that is not registered under the 1940 Act and features of a closed-end investment company that is registered under the 1940 Act.  Private investment funds (such as private equity funds) are collective asset pools that typically offer their securities privately, without registering such securities under the 1933 Act.  Securities offered by private investment funds are typically sold in large minimum denominations (often at least $5 million to $20 million) to a limited number of institutional investors.  The managers of such funds are generally compensated through asset-based fees and incentive-based/carried interest allocations.  Registered closed-end investment companies are typically managed more conservatively than most private investment funds because of the requirements and restrictions imposed on them by the 1940 Act.  Compared to private investment funds, registered closed-end companies may have more modest minimum investment requirements, and generally offer their units to a broader range of investors.  Advisers to such investment companies, such as the Adviser, are typically compensated through asset-based fees.

Investors purchase Units in the Fund.  Units may be purchased as of the first business day of each month based upon the Fund's then current net asset value.

Similar to private investment funds, Units of the Fund are sold in relatively large minimum denominations to high net worth and institutional investors.  In contrast to many private investment funds, however, the Fund is permitted to offer Units to an unlimited number of Eligible Investors.  The Fund was designed to permit certain sophisticated Investors to participate in an investment program that employs private equity strategies without requiring, among other things, Investors to commit the more substantial minimum investments required by many private investment funds, and without subjecting the Fund to the same restrictions on the number of Eligible Investors as are imposed on many of those private investment funds.

INVESTMENT PROGRAM

The Fund's investment objective is to seek attractive long-term capital appreciation.  In pursuing its investment objective, the Fund intends to invest substantially all of its assets in the Master Fund.  The Master Fund has the same investment objective as the Fund and will seek to achieve its investment objective by investing substantially all of its assets in interests in Investment Funds sponsored by Carlyle, with an emphasis on private equity funds (e.g., buyout, growth and special situations).  Each Investment Fund is managed by the general partner or managing member of the Investment Fund (such general partner or managing member in respect of any Investment Fund being hereinafter referred to as the "Investment Fund Manager" of such Investment Fund) under the direction of the portfolio managers or investment teams selected by the Investment Fund Manager.  Investment Funds may be domiciled in U.S. or non-U.S. jurisdictions.  A portion of the Master Fund's assets may be allocated to Investment Funds that are not sponsored by or affiliated with Carlyle; however, this allocation is not anticipated to be meaningful.  Currently, the Master Fund does not have any investors other than the Fund.

The Adviser believes that the Fund's investment program will offer a unique approach to private equity investing for "accredited investors" who previously have not had access to high quality private equity Investment Funds.  In pursuing the Fund's investment objective, the Adviser will invest in Carlyle primary and secondary Investment Funds and co-investments.  The Adviser will invest across a broad spectrum of Carlyle Investment Funds (e.g., buyout, growth and special situations), diversified by geography (e.g., North America, Europe, Asia and emerging markets) and "vintage year" (i.e., the year in which a Investment Fund begins investing).  This investment strategy may help to reduce the impact of the J-curve associated with private equity investing.  The Fund has been structured with the intent of seeking to alleviate or reduce a number of the burdens typically associated with private equity investing, such as funding capital calls on short notice, reinvesting distribution proceeds, paying fund of funds level incentive fees, meeting large minimum commitment amounts and receiving tax reporting on potentially late Schedule K-1s.

Carlyle

Carlyle is one of the world's largest and most diversified multi-product global alternative asset management firms.  Carlyle advises an array of specialized investment funds and other investment vehicles that invest across a range of industries, geographies, asset classes and investment strategies and seek to deliver attractive returns for fund investors.  Since the firm was founded in Washington, D.C. in 1987, it has grown to become a leading global alternative asset manager with approximately $156 billion in assets under management across a multi-fund, multi-geographic platform totaling 99 funds and 63 fund of funds vehicles.  As of June 30, 2012, Carlyle had over 1,300 employees, including more than 600 investment professionals in 32 offices across six continents, and Carlyle served over 1,400 active carry fund investors from 75 countries.1  Across Carlyle's corporate private equity and real assets funds, it has investments in over 200 portfolio companies.  On May 3, 2012 Carlyle began public trading of its common units under the ticker symbol "CG."

_________________________________
2           "Carry funds" refers to investment funds that include buyout funds, growth capital funds, real asset funds, and distressed debt and mezzanine funds, where the Investment Fund Manager receives a special residual allocation of income, which is referred to as a carried interest, in the event that specified investment returns above an annual hurdle rate are achieved by the fund.

Carlyle has demonstrated a strong and consistent investment track record that has produced attractive returns for fund investors across segments, sectors and geographies, and across economic cycles.  Carlyle has deep industry knowledge in sector specialties, including:  aerospace, defense and government services, consumer and retail, energy, financial services, healthcare, industrial and transportation, technology and business services, and telecommunication and media.  Carlyle's broad investments in portfolio companies worldwide generate real time, actionable data that support investment, operational and exit decisions for its private equity holdings.  Carlyle's Executive Operations Group, with a 27-person team of operating executives (c-level executives and sector specialists, each with an average of more than 40 years of experience) advise Carlyle private equity professionals through investment process, from sourcing deals, conducting due diligence, managing companies and exiting transactions

Carlyle is not a sponsor, promoter, adviser or affiliate of the Fund.  Past performance of Investment Funds sponsored by Carlyle is not indicative of future results.

Carlyle Family of Funds

The following chart presents the name (acronym), total capital commitments (in the case of carry and structured credit funds, and fund of funds vehicles), assets under management (in the case of hedge funds) and vintage year of the active funds in each of the Carlyle platforms, as of the date presented.  Total capital commitments (as opposed to assets under management) are presented for closed-end investment funds because Carlyle believes this metric provides the most useful information regarding the relative size and scale of such funds.  In the case of hedge funds, which are open-ended and accordingly do not have permanent committed capital, Carlyle believes the most useful metric regarding relative size and scale is assets under management.  The Investment Funds presented in the chart are for informational purposes only.  The Master Fund is not expected to invest in all the Investment Funds listed below.  No assurance can be given that the Investment Funds listed below will be invested in by the Master Fund.

Source:  Information gathered from Carlyle's 10-Q for the period ended June 30, 2012, as filed with the SEC on August 14, 2012.

Carlyle Corporate Private Equity

In 1990, Carlyle established its first U.S. buyout fund.  Carlyle advises buyout and growth capital funds which pursue a wide variety of corporate investments of different sizes and growth potentials.  The 29 active corporate private equity funds (buyout and growth capital) are each carry funds (i.e., the Investment Fund Managers participate in an incentive allocation or performance fee structure).  They are organized and operated by geography or industry and are advised by separate teams of local professionals who live and work in the markets where they invest.

The corporate private equity teams have two primary areas of focus:

•
Buyout Funds.  The buyout teams advise a diverse group of 20 active funds that invest in transactions that focus either on a particular geography (United States, Europe, Asia, Japan, South America or the Middle East and North Africa ("MENA")) or a particular industry (e.g., financial services).

•
Growth Capital Funds.  The [nine] active growth capital funds are advised by three regionally-focused teams in the United States, Europe and Asia, with each team generally focused on middle-market and growth companies consistent with specific regional investment considerations.

Carlyle's Corporate Private Equity Investment Approach

Carlyle characterizes its corporate private equity investment approach generally as follows:

•
Consistent and Disciplined Investment Process.  Investment opportunities are initially sourced and evaluated by one or more deal teams.  Each investment opportunity is subject to multiple levels of approvals and due diligence review and involves a detailed overview of the transaction and investment thesis, business, risk factors and diligence issues, as well as financial models.  Carlyle's due diligence approach incorporates meetings with management, company facility visits, discussions with industry analysts and consultants and an in-depth examination of financial results and projections.  A transaction review process places a special emphasis on  the reputation of a target company's shareholders and management, the company's size and sensitivity of cash flow generation, the business sector and competitive risks, the portfolio fit, exit risks and other key factors highlighted by the deal team.  An investment opportunity must secure final approval from the investment committee of the applicable investment fund.

•
Industry-Focused.  An industry-focused approach to investing, with particular industry expertise in aerospace, defense and government services, consumer and retail, energy, financial services, healthcare, industrial and transportation, technology and business services, and telecommunications and media.  Carlyle's in-depth knowledge of specific industries facilitates the ability to source and create transactions, conduct effective and more informed due diligence, develop strong relationships with management teams and use contacts and relationships within such industries to identify potential buyers as part of a coherent exit strategy.

•
Variable Deal Sizes.  Deal teams are staffed to effectively pursue large transactions and also other transactions of varying sizes, thereby providing Carlyle funds with the potential ability to enhance their investment returns while providing for what Carlyle believes is prudent industry, geographic and size diversification.

•
Control and Influence Oriented.  Corporate private equity funds (other than growth funds and funds focused on emerging markets) typically acquire, either alone or as part of a consortium, control of companies in leveraged buyout transactions.

•
Driving Value Creation.  Investment teams develop and execute customized, value creation theses that underpin the projected investment return for a company.  A value creation thesis typically focuses on a combination of (i) international expansion through organic initiatives and acquisitions; (ii) operational improvements, which often include supply chain efficiencies and lean process improvements; (iii) business growth initiatives via new product launches, R&D efforts, as well as acquisitions or new-market entrance; and (iv) supporting and supplementing senior management capabilities with Carlyle's network and organized global CEO forums.  Progress against the initial investment thesis is reviewed each quarter by Carlyle's founders, sector vice-chairmen and other senior investment professionals as part of Carlyle's quarterly portfolio reviews and quarterly valuation processes.

•
Pursuing Exit Alternatives.  In providing exit alternatives, Carlyle's private equity teams consider whether a portfolio company has achieved its objectives, the financial returns and the appropriate timing in industry cycles and company development to strive for the optimal value.  Senior members of an Investment Fund's investment committee must approve all exit decisions.

Carlyle Real Assets

Real Assets, established in 1997 with Carlyle's first U.S. real estate fund, advises [17] active carry funds focused on real estate, infrastructure and energy and renewable resources.

The Real Assets teams have three primary areas of focus:

•
Real Estate.  [10] active real estate funds pursue real estate investment opportunities in Asia, Europe and the United States and generally focus on acquiring single-property opportunities rather than large-cap companies with real estate portfolios.

•
Infrastructure.  One infrastructure fund that focuses on investments in infrastructure companies and assets, including, among others, power, port operations, transportation, water utilities and rail-related services.

•
Energy & Renewable Resources.  The energy and renewable resources activities focus on buyouts, growth capital investments and strategic joint ventures in the midstream, upstream and oilfield services sectors, as well as the renewable and alternative sectors of the energy industry.  Carlyle historically conducted these activities with Riverstone (a private equity firm focused on leveraged buyout and growth capital investments in the energy and power sectors), jointly advising six funds.  Carlyle and Riverstone mutually decided not to pursue additional jointly managed funds (although it will continue to advise jointly with Riverstone the six existing energy and renewable resources funds).  Carlyle is actively exploring new approaches through which to expand its energy capabilities and intends to augment its in-house expertise in this sector.

Global Market Strategies

Global Market Strategies established in 1999 with Carlyle's first high yield fund, advises a group of 53 active funds that pursue investment opportunities across various types of credit, equities and alternative instruments, and (with regards to certain macroeconomic strategies) currencies, commodities and interest rate products and their derivatives.  These funds include:

•
Carry Funds.  [Six] carry funds in three different strategies:  distressed and corporate opportunities (including liquid trading portfolios and control investments); corporate mezzanine (targeting middle market companies); and energy mezzanine opportunities (targeting debt investments in energy and power projects and companies).

•
Hedge Funds.  Carlyle owns a 55% stake in Claren Road Asset Management, LLC which advises two long/short credit hedge funds focusing on the global high grade and high yield markets.  Additionally through its 55% stake in Emerging Sovereign Group LLC, Carlyle advises six emerging markets equities and macroeconomic hedge funds.  Recently, Carlyle acquired a 55% stake in Vermillion Asset Management LLC, a New York-based commodities investment manager with approximately $2.2 billion of assets under management as of September 30, 2012.

•
Structured Credit Funds.  38 structured credit funds invest primarily in performing senior secured bank loans through structured vehicles and other investment products.  The Fund does not intend to invest in any Carlyle collateral loan obligations.

Fund of Funds Solutions

The Fund of Funds Solutions group was established on July 1, 2011 when Carlyle completed its acquisition of a 60% equity interest in AlpInvest.  AlpInvest is one of the world's largest investors in private equity and advises a global private equity fund of funds program and related co-investment and secondary activities.  Its anchor clients are two large Dutch pension funds, which were the founders and previous shareholders of the company.

AlpInvest has three primary areas of focus:

•	Fund Investments. AlpInvest fund of funds vehicles make investment commitments directly to buyout, growth capital, venture and other alternative asset funds advised by other general partners.

•	Co-Investments. AlpInvest invests alongside other private equity and mezzanine funds in which it has a fund investment throughout Europe, North America and Asia.

•
Secondary Investments.  AlpInvest also advises funds that acquire interests in Investment Funds in secondary market transactions.  The Fund does not expect allocations to AlpInvest to be a meaningful portion of the Fund's assets.

Information presented herein with respect to Carlyle has been derived from public filings made by Carlyle with the SEC as of [_____], 2012.  For additional Carlyle Fund Information, see Appendix B.

Investment Philosophy

Registered investment companies, such as mutual funds, the Fund and the Master Fund, are generally subject to significant regulatory restrictions with respect to selling securities short and using leverage and derivatives.  The Investment Funds generally are not subject to the same investment restrictions as the Master Fund or the Fund, and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code.  The Master Fund, the Fund and, indirectly, Investors are not entitled to the protections of the 1940 Act with respect to the Investment Funds.

The Fund and the Master Fund also may invest in other registered investment companies.  The Adviser believes that the Master Fund's current strategy of investing in a portfolio of private equity Investment Funds sponsored by Carlyle and in other Carlyle sponsored alternative investments provides opportunities to participate in alternative investment strategies that may earn attractive risk-adjusted returns.  In addition, by investing in Carlyle Investment Funds, the Master Fund seeks to benefit from the (i) strong performance track record of various Carlyle funds,3 combined with access to new and existing Investment Funds, and (ii) investment expertise, quality of risk management systems, valuation protocols, operational programs, personnel, accounting and valuation practices and compliance programs that may be associated with a successful global financial services firm with significant resources, in contrast to a strategy of allocating assets among different funds managed by various unaffiliated investment advisers.  The Adviser believes that the Fund and the Master Fund will benefit from the Adviser's ability to focus more closely on the investment opportunities and strengths offered, and the risks presented, by each potential Investment Fund.

By investing in the Fund, Investors gain access to Investment Fund Managers whose services are generally not available to the investing public, or who may otherwise restrict the number and type of persons whose money will be managed.  Investing in the Fund also permits Investors to invest with Investment Fund Managers without being subject to the high minimum investment requirements typically charged by such Investment Fund Managers.  The Fund should also benefit from its exposure to a number of different investment styles.  Investing through various Investment Fund Managers that employ different strategies—even though many of the Investment Fund Managers are under common control—may reduce the volatility inherent in a direct investment by the Fund with a single Investment Fund Manager.

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3           Past performance is not indicative of future results.

Investment Strategies

The Fund seeks to provide investors with attractive long-term capital appreciation by investing in a diversified portfolio of Carlyle Investment Funds.

The principal elements of the Adviser's investment strategy include:  (i) allocating the assets of the Master Fund across Carlyle private equity Investment Funds and other alternative investments sponsored by Carlyle; (ii) seeking to secure access to attractive investment opportunities that the Adviser believes offer attractive returns; (iii) seeking to manage the Master Fund's investment level and liquidity using the Adviser's commitment strategy; and (iv) seeking to manage risk through ongoing monitoring of the portfolio.

•
Asset Allocation.  The Master Fund will seek to benefit from long-term diversification of investments through exposure to different geographic markets, investment types and vintage years.  In addition, the Master Fund will allocate its capital among primary funds, secondary funds and co-investment opportunities.  As indicated earlier, a portion of the Master Fund's assets may be allocated to Investment Funds that are not sponsored or affiliated with Carlyle.

•	Access. The Fund will seek to provide Investors with access to investments that are generally unavailable to the investing public due to resource requirements and high investment minimums.

•	Commitment Strategy. The Adviser intends to manage the Master Fund's commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.

•
Risk Management.  The long-term nature of private equity investments requires a commitment to ongoing risk management.  The Adviser seeks to maintain close contact with Carlyle and its Investment Fund Managers, and to monitor the performance of individual funds by tracking operating information and other pertinent details.

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.  The Adviser also may invest the Master Fund's assets in Investment Funds that engage in investment strategies other than those described in this Confidential Memorandum, and may sell the Master Fund's portfolio holdings at any time.

Private Equity

Private equity is a common term for investments that are typically made in non-public companies through privately negotiated transactions.  Private equity investors generally seek to acquire quality assets at attractive valuations and use operational expertise to enhance value and improve portfolio company performance.  Buyout funds acquire private and public companies, as well as divisions of larger companies.  Private equity specialists then seek to uncover value enhancing opportunities in portfolio companies, unlock the value of the portfolio company and reposition it for sale at a multiple of invested equity.

Private equity investments are typically made in non-public companies through privately negotiated transactions.  Private equity investments may be structured using a range of financial instruments, including common and preferred equity, convertible securities, subordinated debt and warrants or other derivatives.

Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments.  In such funds, investors usually commit to provide up to a certain amount of capital when requested by the fund's manager or general partner.  The general partner then makes private equity investments on behalf of the fund.  The fund's investments are usually realized, or "exited" after a four to seven year holding period through a private sale, an initial public offering (IPO) or a recapitalization.  Proceeds of such exits are then distributed to the fund's investors.  The funds themselves typically have a term of ten to twelve years.

The private equity market is diverse and can be divided into several different segments.  These include the type and financing stage of the investment, the geographic region in which the investment is made and the vintage year.

Investments in private equity have increased significantly over the last 20 years, driven principally by large institutional investors seeking increased returns and portfolio efficiency.  It is now common for large pension funds, endowments and other institutional investors to allocate significant assets to private equity.

Buyouts, Growth Capital, Special Situations, Venture Capital/Other

In the private equity asset class, the term "financing stage" is used to describe investments (or funds that invest) in companies at a certain stage of development.  The different financing stages may have distinct risk, return and correlation characteristics, and play different roles within a diversified private equity portfolio.  Broadly speaking, private equity investments can be broken down into four financing stages:  buyout, growth capital, special situations and venture capital.  These categories may be further subdivided based on the investment strategies that are employed.

•
Buyouts.  Control investments in established, cash flow positive companies are usually classified as buyouts.  Buyout investments may focus on small-, mid- or large-capitalization companies, and such investments collectively represent a substantial majority of the capital deployed in the overall private equity market.  The use of debt financing, or leverage, is prevalent in buyout transactions – particularly in the large-cap segment.  Overall, debt financing typically makes up 50-70% of the price paid for a company.

•
Growth capital.  Typically involves minority investments in established companies with strong growth characteristics.  Companies that receive growth capital investments typically have established customers and mature business models.

•	Special situations. A broad range of investments including mezzanine, distressed debt, energy/utility investing and turnarounds may be classified as special situations.

•
Venture Capital/Other.  Investments in new and emerging companies are usually classified as venture capital.  Such investments are often in technology and healthcare-related industries.  Companies financed by venture capital are generally not cash flow positive at the time of investment and may require several rounds of financing before the company can be sold privately or taken public.  Venture capital investors may finance companies along the full path of development or focus on certain sub-stages (usually classified as seed, early and late stage) in partnership with other investors.  It is not anticipated that venture capital will be a meaningful portion of the Master Fund's allocations.

Some of the investments that the Adviser will consider with respect to the Master Fund include, but are not limited to:

•
Primary Investments.  Primary investments (primaries) are interests or investments in newly established private equity funds.  Most private equity sponsors raise new funds only every two to four years, and many top-performing funds may be closed to new investors.  Because of the limited windows of opportunity for making primary investments in particular funds, strong relationships with leading fund sponsors such as Carlyle are highly important for primary investors.

Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in a number of individual operating companies during a defined investment period.  Unlike most other private equity fund sponsors, Carlyle typically offers several primary funds each year.  The investments of the fund are usually unknown at the time of commitment, and investors typically have little or no ability to influence the investments that are made during the fund's life.  Because primary investors must rely on the expertise of the fund manager, an accurate assessment of the manager's capabilities is essential.

Primary investments typically exhibit a value development pattern, commonly known as the "J-curve," in which the fund's net asset value typically declines moderately during the early years of the fund's life as investment-related fees and expenses are incurred before investment gains have been realized.  As the fund matures and portfolio companies are sold, the pattern typically reverses with increasing net asset value and distributions to fund investors.  There can be no assurance, however, that any or all primary investments made by the Master Fund will exhibit this pattern of investment development.  Primary investments are usually ten to twelve years in duration, while underlying investments in portfolio companies generally have a three to six year duration.

•
Secondary Investments.  Secondary investments (secondaries) are interests in existing private equity funds that are acquired in privately negotiated transactions, typically after the end of the private equity fund's fundraising period.  Secondary investments may play an important role in a diversified private equity portfolio.  Because secondaries typically already have invested in portfolio companies, they are viewed as more mature investments than primaries and further along in their development pattern.  As a result, their investment returns may not exhibit the downside of the J-curve pattern expected to be achieved by primaries in their early stages.  In addition, secondaries typically provide earlier distributions than primaries.  Past performance is not indicative of future results.  There can be no assurance, however, that any or all secondary investments made by the Master Fund will exhibit this pattern of investment development.

•
Direct Investments/Co-Investments.  Direct investments involve acquiring an interest in securities issued by an operating company.  Co-investments represent opportunities to separately invest in specific portfolio companies that are otherwise represented in an Investment Fund.  Such investments are typically made as co-investments alongside private equity funds, and are usually structured such that the lead and co-investors collectively hold a controlling interest.  Co-investments are typically offered to Investment Fund investors when the Investment Fund Manager believes that there is an attractive investment for the Investment Fund but the total size of the potential holding exceeds the targeted size for the Investment Fund.  Direct investments and co-investments, unlike investments in Investment Funds, generally do not bear an additional layer of fees or bear significantly reduced fees.

Portfolio Allocation

The Master Fund's investment process begins with an allocation framework for the Master Fund's long-term diversification among Carlyle funds:  (i) primary and secondary private equity investments; (ii) buyout, growth, distressed investments and other special situations; (iii) investments focused in North America, Europe, Asia and/or other parts of the world; (iv) co-investments; and (v) other alternative Investment Funds sponsored by Carlyle.  The framework also provides for diversification over vintage years and with respect to individual investments.  It is expected that through such diversification, the Master Fund may be able to achieve more consistent returns and lower volatility than would generally be expected if its portfolio were more concentrated in a single fund, geography, sector, vintage year or a smaller number of funds.

Because of the distinct cash flow characteristics associated with different types of private equity investments, portfolio construction is based on both quantitative and qualitative factors.

Over time, the allocation ranges and commitment strategy may be adjusted based on the Adviser's analysis of the private equity market, the Master Fund's existing portfolio at the relevant time, or other pertinent factors.

The Adviser intends to manage the Master Fund's commitment strategy with a view towards balancing liquidity while maintaining a high level of investment.  Commitments to private equity funds generally are not immediately invested.  Instead, committed amounts are drawn down by private equity funds and invested over time, as underlying investments are identified—a process that may take a period of several years.  During this period, investments made early in a private equity fund's life are often realized (generating distributions) even before the committed capital has been fully drawn.  As a result, without an appropriate commitment strategy a significant investment position could be difficult to achieve.  The Adviser will seek to address this challenge using a commitment strategy designed to provide an appropriate investment level.  To that end, the Master Fund may in its early years, over-commit to private equity investments—both primaries and secondaries—to provide an appropriate investment level.  The Master Fund will retain cash or cash equivalents in sufficient amounts to satisfy capital calls from Investment Funds.

The Master Fund's asset allocation, when "fully deployed," is expected to be as noted below.  The Adviser anticipates, however, that the Fund will not be fully deployed until the Fund has been in operation for [__] to [__] months.  Even when the Master Fund's assets are fully committed among Investment Funds, the Adviser expects that as much as 30% of the Master Fund's assets will consist of liquid assets, including high quality fixed income securities, money market instruments and money market mutual funds and cash or cash equivalents pending funding of capital contributions, redemptions and tax distributions.

Asset Allocation

Investment Type	Range

Primary Investments	20-90%
Secondary Investments	10-60%
Direct Investments/Co-Investments	0-20%
Cash/Short Term High Quality Fixed Income	0-50%
Hedge Funds	0-10%
Real Estate	0-20%
Other	0-20%

Financing Stage
Buyout	20-80%
Growth Capital	10-40%
Special Situations/Other	0-40%

Geographic Region
North America	10-70%
Europe	10-40%
Asia	10-40%
Other	0-30%

Investment Selection

In the final step of the investment process, the Adviser seeks to invest the Master Fund's capital allocated to each segment in the highest quality investments available.  Primary opportunities are sourced through Carlyle and secondary investments are typically sourced through a network of relationships with intermediaries, agents and investors, including Carlyle, and then individually evaluated by the Adviser's and its affiliates' investment professionals using its selection process.  See "—Due Diligence."  As investment opportunities are analyzed, investment professionals seek to evaluate them in relation to historical benchmarks and peer analysis, current information from the Adviser's private equity investments, and against each other.

Due Diligence

The Adviser and its personnel use a range of resources to identify and source the availability of promising Investment Funds.  The Adviser's diligence process focuses on risk management, investment and operational diligence.  The Adviser will select investment strategies and Investment Funds on the basis of availability, pricing in the case of secondaries and various qualitative and quantitative criteria, including the Adviser's analysis of actual and projected cash flows and past performance of an Investment Fund during various time periods and market cycles; and the Investment Fund Managers' reputation, experience, expertise, and adherence to investment philosophy.  After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will seek to: track operating information and other pertinent details; participate in periodic conference calls with Investment Fund Managers and onsite visits where appropriate; review audited and unaudited reports; and monitor turnover in senior Investment Fund personnel and changes in policies.  In conjunction with the due diligence process, the tax treatment and legal terms of the investment are considered.

The Adviser and its personnel use a range of sources to identify, evaluate, select and monitor investments for the Master Fund.  The Adviser's investment professionals are involved throughout the process, and draw on the significant resources and insights available through its relationship with Carlyle.  The Adviser's investment committee is responsible for portfolio allocation and for final investment decisions.

The Adviser typically identifies prospective investments from multiple sources, including a network of intermediaries, agents and investors, the most important of which is its relationship with Carlyle.  The initial screening process for investment opportunities is typically based on a review of offering documents or an introductory meeting for primary investments.  For secondary investments, the Adviser seeks to understand key terms, cash flows, valuations, performance, large portfolio company developments, availability of discounts, and an understanding of historical performance of prior funds, if any.  Due diligence focuses on both investment and operational due diligence.

During its diligence process, the Adviser may review offering documents, financial statements, regulatory filings, and client correspondence, among other documents, and seek to conduct interviews with senior personnel of existing and potential Investment Fund Managers.  The Adviser expects to regularly communicate with Carlyle Investment Fund Managers and other Carlyle personnel about the Investment Funds in which the Fund has invested or may invest, or about particular investment strategies, categories of private equity, risk management and general market trends.  This interaction facilitates ongoing portfolio analysis and may help to address potential issues, such as loss of key team members or proposed changes in constituent documents.  It also provides ongoing due diligence feedback, as additional investments, secondary investments and new primary investments with a particular Investment Fund Manager are considered.  The Adviser may also perform background and reference checks on Investment Fund personnel.

After making an investment in an Investment Fund, and as part of its ongoing diligence process, the Adviser will analyze risk and performance; participate in periodic onsite visits; review audited and unaudited reports; monitor turnover in key personnel and changes in policies; and review valuation and historical cash flows.  In performing some of its due diligence activities, the Adviser will be required to rely on the Investment Fund Managers.  No assurance can be given that all performance and other data sought by the Adviser will be accurate or will be provided on a timely basis or in the manner requested.

The conclusions of due diligence reviews are documented.  The Adviser's investment committee may decline the opportunity, request additional information, or approve subject to tax and legal due diligence.  Tax issues and legal terms of the investment are also considered.

Portfolio Construction

The Adviser manages the Master Fund's portfolio with a view towards managing liquidity and maintaining a high investment level and maximizing capital appreciation.

Accordingly, the Adviser may make investments and commitments based, in part, on anticipated future distributions from investments.  The Adviser also takes other anticipated cash flows into account, such as those relating to new subscriptions, the tender of Units by investors and any distributions made to investors.

The Adviser intends to use a range of techniques to reduce the risk associated with the Master Fund's investment strategy.  These techniques may include, without limitation:

•	Diversifying investments and commitments across several vintage years;

•	Allocating capital among primary investments, secondary investments and co-investment opportunities;

•	Actively managing cash and liquid assets; and

•	Seeking to establish a credit line to provide liquidity for drawdowns by underlying Investment Funds, and to satisfy tender requests, consistent with the limitations and requirements of the 1940 Act.

The Master Fund is expected to hold liquid assets to the extent required for purposes of liquidity management.  To enhance the Fund's liquidity, particularly in times of possible net outflows through the tender of Units by investors, the Adviser may sell certain of the Master Fund's assets.

The Adviser, consistent with the Master Fund's investment strategy of emphasizing allocations to Carlyle Investment Funds, seeks to allocate Master Fund assets among the Investment Funds that, in its view, represent attractive investment opportunities.  Allocation depends on the Adviser's assessment of the potential risks and returns of various investment strategies that the Investment Funds utilize as well as expected cash flows of such strategies.  The Adviser generally seeks to invest the Master Fund's assets in Investment Funds whose expected risk-adjusted returns are deemed attractive.

The Fund and the Master Fund are both "non-diversified" funds under the 1940 Act.  See "Types of Investments and Related Risk Factors—Non-Diversified Status."  The Adviser believes, however, that the Master Fund should generally maintain a portfolio of Investment Funds varied by underlying investment strategies, vintage year, geography and financing stage to diminish the impact on the Fund of any one Investment Fund's losses or poor returns.  There is no guarantee that the Master Fund will be able to avoid substantial losses as a result of poor returns with regards to any Investment Funds.

The Adviser will seek to limit the Master Fund's investment in any one Investment Fund to no more than 25% of the Master Fund's gross assets (measured at the time of investment).  In addition, the Fund's investment in any one Investment Fund will be limited to no more than 25% of the Investment Fund's economic interests (measured at the time of investment) and less than 5% of the Investment Fund's voting securities.  Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

The Investment Funds generally are not subject to the Master Fund's or the Fund's investment restrictions and are generally subject to few investment limitations, including investment limitations under the 1940 Act or the Code.  As a result, the Fund and the Master Fund and, indirectly, Investors are not entitled to the protections of the 1940 Act with respect to the Investment Funds.

The Fund and the Master Fund have no obligation to enter into any hedging transactions.

There can be no assurance that the Fund's investment program will be successfully, that the objectives of the Master Fund with respect to liquidity management will be achieved or that the Master Fund's portfolio design and risk management strategies will be successful.  Prospective investors should refer to the discussion of the risks associated with the investment strategy and structure of the Fund found under "Types of Investments and Related Risk Factors."

TYPES OF INVESTMENTS AND RELATED RISK FACTORS

General Risks

Investment Risk.  All investments risk the loss of capital.  The value of the Fund's total net assets should be expected to fluctuate.  To the extent that the Fund's portfolio (which, for this purpose, means the aggregate investments held by the Master Fund) is concentrated in securities of a single issuer or issuers in a single sector, the risk of any investment decision is increased.  An Investment Fund's use of leverage is likely to cause the Fund's average net assets to appreciate or depreciate at a greater rate than if leverage were not used.

An investment in the Fund involves a high degree of risk, including the risk that the Investor's entire investment may be lost.  No assurance can be given that the Master Fund's and Fund's investment objective will be achieved.  The Fund's performance depends upon the Adviser's selection of Investment Funds, the allocation of offering proceeds thereto and the performance of the Investment Funds.  The Investment Funds' investment activities involve the risks associated with private equity investments generally.  Risks include adverse changes in national or international economic conditions, adverse local market conditions, the financial conditions of portfolio companies, changes in the availability or terms of financing, changes in interest rates, exchange rates, corporate tax rates and other operating expenses, environmental laws and regulations, and other governmental rules and fiscal policies, energy prices, changes in the relative popularity of certain industries or the availability of purchasers to acquire companies, and dependence on cash flow, as well as acts of God, uninsurable losses, war, terrorism, earthquakes, hurricanes or floods and other factors which are beyond the control of the Master Fund, the Fund or the Investment Funds. Although the Adviser will attempt to moderate these risks, no assurance can be given that (i) the Investment Funds' investment programs, investment strategies and investment decisions will be successful; (ii) the Investment Funds will achieve their return expectations; (iii) the Investment Funds will achieve any return of capital invested; (iv) the Fund's investment activities will be successful; or (v) Investors will not suffer losses from an investment in the Fund.

All investments made by the Investment Funds risk the loss of capital.  The Investment Funds' results may vary substantially over time.

No Operating History.  The Fund and the Master Fund are newly formed non-diversified, closed-end management investment companies with no performance history that Investors can use to evaluate the Fund's investment performance.  The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.  In addition, Investment Funds may, in some cases, be newly organized with limited operating histories upon which to evaluate their performance.

Concentration in Carlyle Funds.  The Fund expects to invest through the Master Fund substantially all of its assets in Investment Funds managed by Investment Fund Managers affiliated with Carlyle, and therefore may be less diversified, and more subject to concentration and reputational risk, than other funds of private equity funds.

Unspecified Investments; Dependence on the Adviser.  The Adviser has complete discretion to select the Investments Funds as opportunities arise.  The Fund, and, accordingly, Investors, must rely upon the ability of the Adviser to identify and implement investments for the Master Fund ("Master Fund Investments") consistent with the Fund's investment objective.  Investors will not receive or otherwise be privy to due diligence or risk information prepared by or for the Adviser in respect of the Master Fund Investments.  Through the Fund's interest in the Master Fund, the Fund's assets are indirectly invested in the Master Fund Investments.  The Adviser has the authority and responsibility for asset allocation, the selection of Master Fund Investments and all other investment decisions for the Master Fund.  The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the investment objective of the Fund and the Master Fund.  Investors will have no right or power to participate in the management or control of the Fund, the Master Fund or the Master Fund Investments, or the terms of any such investments.  There can be no assurance that the Adviser will be able to select or implement successful strategies or achieve their respective investment objectives.  The Fund is organized to provide Investors access to a multi-strategy investment program and not an indirect way for investors to gain access to any particular Carlyle Investment Fund.

Master-Feeder Structure.  The Fund and the Master Fund are part of a "master-feeder" structure.  The Master Fund expects to accept investments from other investors, including other investment vehicles that are managed or sponsored by the Adviser, or an affiliate thereof, which may or may not be registered under the 1940 Act and which may be established in jurisdictions outside of the U.S.  Because each feeder fund may be subject to different investment minimums, feeder-specific expenses and other terms, one feeder fund may offer access to the Master Fund on more attractive terms, or could experience better performance, than the Fund.  In addition, because the Fund incurs expenses that may not be incurred by other investors investing directly or indirectly in the Master Fund, such investors may experience better performance than investors in the Fund.  Substantial repurchase requests by Investors of the Master Fund in a concentrated period of time could require the Master Fund to raise cash by liquidating certain of its Investments more rapidly than might otherwise be desirable.  This may limit the ability of the Adviser to successfully implement the investment program of the Master Fund and could have a material adverse impact on the Fund.  Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Master Fund's asset base could make it more difficult for the Master Fund to generate profits or recover losses.  Investors will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Units prior to or at the same time as the Investors of the Master Fund that are requesting to have their Master Fund Interests repurchased.  If other investors in the Master Fund, including other investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof, request to have their Master Fund Interests repurchased, this may reduce the amount of the Fund's Master Fund Interests that may be repurchased by the Master Fund and, therefore, the amount of Units that may be repurchased by the Fund.  See "Repurchase of Units and Transfers."

Limitations on Transfer; Units Not Listed; No Market for Class A Units.  The transferability of Units is subject to certain restrictions contained in the LLC Agreement and is affected by restrictions imposed under applicable securities laws.  Units are not traded on any securities exchange or other market.  No market currently exists for Units, and none is expected to develop.  Although the Adviser and the Fund expect to recommend to the Board of Directors that after two full years of operation, the Fund offer to repurchase 5% of the Units quarterly, no assurances can be given that the Fund will do so.  Consequently, Units should only be acquired by Investors able to commit their funds for an indefinite period of time.

Closed-End Fund; Liquidity Risks.  The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors and is not intended to be a trading vehicle.  An Investor should not invest in the Fund if the investor needs a liquid investment.  Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their units on a daily basis at a price based on net asset value.  Units in the Fund will not be traded on any securities exchange or other market and are subject to substantial restrictions on transfer.  Although the Fund may offer to repurchase Units from time to time, an Investor may not be able to redeem its Units in the Fund for a substantial period of time.

Repurchase Risks.  To provide liquidity to Investors, the Fund may, from time to time, offer to repurchase Units pursuant to written tenders by Investors.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion.  The Fund will conduct repurchase offers on a schedule and in amounts that will depend on the Master Fund's repurchase offers.  With respect to any future repurchase offer, Investors tendering for Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 100 days prior to the date that the Units to be repurchased are valued by the Fund (the "Valuation Date").  Investors that elect to tender any Units for repurchase will not know the price at which such Units will be repurchased until the Fund's net asset value as of the Valuation Date is able to be determined.  The Fund will only provide offers to repurchase concurrent with the Master Fund.

A 2% early repurchase fee will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's purchase of Units.  Such repurchase fee will be retained by the Fund and will benefit the Fund's remaining investors.  Units tendered for repurchase will be treated as having been repurchased on a "first in-first out" basis.  An early repurchase fee payable by an Investor may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

The Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests.  Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities.  Accordingly, the Fund may tender for fewer Units than Investors may wish to sell, resulting in the proration of Investor repurchases, or the Fund may need to suspend or postpone repurchase offers if it is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.  The Fund and the Master Fund may from time to time only offer to repurchase at a discount to net asset value.  See "Repurchases of Units and Transfers."

Substantial requests for the Fund to repurchase Units could require the Master Fund to liquidate certain of its Investments more rapidly than otherwise desirable for the purpose of raising cash to fund the repurchases.  This could have a material adverse effect on the value of the Units.  In addition, substantial repurchases of Units may decrease the Fund's total assets and accordingly may increase its expenses as a percentage of average net assets.  If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may repurchase a pro rata portion of the Units tendered.

Distributions In-Kind.  The Fund generally expects to distribute to the holder of Units that are repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase.  See "Repurchases of Units and Transfers."  However, there can be no assurance that the Fund will have sufficient cash to pay for Units that are being repurchased or that it will be able to liquidate Investments at favorable prices to pay for repurchased Units.  The Fund has the right to distribute securities as payment for repurchased Units in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund.  For example, it is possible that the Master Fund may receive securities from an Investment Fund that are illiquid or difficult to value.  In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Master Fund, which may include a distribution in-kind to the Master Fund's Investors followed, in turn, by a distribution in-kind to the Fund's Investors.  In the event that the Fund makes such a distribution of securities, Investors will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

Borrowing.  The Fund and the Master Fund may borrow money in connection with their investment activities—i.e., the Fund and the Master Fund may utilize leverage.  The Fund and the Master Fund may also borrow money to satisfy repurchase requests from Fund Investors, to fund capital commitments to Investment Funds and to otherwise provide temporary liquidity.  The Master Fund may borrow money through a credit facility to manage timing issues in connection with the acquisition of its investments, such as providing the Master Fund with temporary liquidity to fund investments in Investment Funds in advance of the Master Fund's receipt of distributions from another Investment Fund.  The Fund and the Master Fund may be required to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit.  Either of these requirements would increase the cost of borrowing over the stated interest rate.  In addition, a lender may terminate or not renew any credit facility.  If the Master Fund is unable to access additional credit, it may be forced to sell investments in Investment Funds at inopportune times, which may further depress returns.  The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time the indebtedness is incurred.  This means that the value of the Master Fund's or Fund's total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness.

Legal and Regulatory Risks.  Recent legal and regulatory changes, and additional legal and regulatory changes that could occur during the term of the Fund, may substantially affect private equity funds and such changes may adversely impact the performance of the Fund.  The regulation of the U.S. and non-U.S. securities and futures markets and investment funds has undergone substantial change in recent years and such change may continue.  Greater regulatory scrutiny may increase the Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

On July 21, 2010, President Obama signed into law major financial services reform legislation in the form of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act").  The Dodd-Frank Act, among other things, grants regulatory authorities broad rulemaking authority to implement various provisions of the Act.  The impact of the Dodd-Frank Act, and of follow-on regulation, is impossible to predict.  There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not have a material adverse effect on the Fund, the Master Fund and the Investment Funds, significantly reduce the profitability of the Fund or the Master Fund or impair the ability of the Fund, the Master Fund and the Investment Funds to achieve their investment objectives.  The implementation of the Dodd-Frank Act also could adversely affect the Fund and the Master Fund by increasing transaction and/or regulatory compliance costs.  In addition, greater regulatory scrutiny may increase the Fund's, the Master Fund's and the Adviser's exposure to potential liabilities.  Increased regulatory oversight can also impose administrative burdens on the Fund, the Master Fund and the Adviser, including, without limitation, responding to examinations or investigations and implementing new policies and procedures.

Substantial Fees and Expenses.  An Investor in the Fund meeting the eligibility conditions imposed by the Investment Funds, including minimum initial investment requirements that may be substantially higher than those imposed by the Fund, could invest directly in the Investment Funds.  In addition, by investing in the Investment Funds through the Fund, an Investor in the Fund will bear a portion of the Management Fee and other expenses of the Fund and the Master Fund.  An Investor in the Fund will also indirectly bear a portion of the asset-based fees, incentive allocations, carried interests or fees and operating expenses borne by the Fund as an investor in the Investment Funds.  Each Investment Fund Manager receives any incentive-based allocations to which it is entitled irrespective of the performance of the other Investment Funds and the Fund generally.  As a result, an Investment Fund with positive performance may receive compensation from the Master Fund, even if the Master Fund's overall returns are negative.  The operating expenses of an Investment Fund may include, but are not limited to, organizational and offering expenses; the cost of investments; administrative, legal and internal and external accounting fees; and extraordinary or non-recurring expenses (such as litigation or indemnification expenses).  It is difficult to predict the future expenses of the Fund.

Investments in Non-Voting Stock; Inability to Vote.  The Master Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase, the Master Fund will generally seek to create by contract the same result as owning a non-voting security by agreeing to relinquish the right to vote in respect of its investment.  The Master Fund may irrevocably waive its rights (if any) to vote its interest in an Investment Fund.  The Fund will not receive any consideration in return for entering into a voting waiver arrangement.  To the extent that the Master Fund contractually foregoes the right to vote Investment Fund securities, the Master Fund will not be able to vote on matters that may be adverse to the Master Fund's and the Fund's interests.  As a result, the Master Fund's influence on an Investment Fund could be diminished, which may consequently adversely affect the Fund and its Investors.

Non-Diversified Status.  Each of the Fund and the Master Fund are "non-diversified" investment companies for purposes of the 1940 Act, which means neither is subject to percentage limitations under the 1940 Act on assets that may be invested in the securities of any one issuer.  As a result, the Fund's net asset value may be subject to greater volatility than that of an investment company that is subject to diversification limitations.  The Fund will not, however, invest more than 25% of its gross assets (measured at the time of purchase) in any one Investment Fund.

Dilution from Subsequent Offering of Units and Master Fund Interests.  The Fund may accept additional subscriptions for Units as determined by the Board, in its sole discretion.  Additional purchases will dilute the indirect interests of existing Investors in the Investment Funds prior to such purchases, which could have an adverse impact on the existing Investors' interests in the Fund if subsequent Investment Funds underperform the prior Investments.  In addition, the Master Fund generally accepts additional investments in Master Fund interests as determined by the Master Fund Board, in its sole discretion.  Such additional investments in the Master Fund may dilute the indirect interests of existing Investors of the Master Fund, including the Fund, in the Investment Funds made prior to such purchases, which could have an adverse impact on the Master Fund interests of the existing Investors of the Master Fund, including the Fund, if subsequent Investment Funds underperform the prior Investments.

Valuations Subject to Adjustment.  The valuations reported by the Investment Funds based upon which the Master Fund determines its month-end net asset value and the net asset value of each Master Fund Interest, including the Fund's Master Fund Interest, may be subject to later adjustment or revision.  For example, fiscal year-end net asset value calculations of the Investment Funds may be revised as a result of audits by their independent auditors.  Other adjustments may occur from time to time.  Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Master Fund, and therefore the Fund, at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Investors who had their Units repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Investors under certain circumstances as described in "Repurchases of Units and Transfers." As a result, to the extent that such subsequently adjusted valuations from the Investment Funds or revisions to the net asset value of an Investment Fund or direct private equity investment adversely affect the Master Fund's net asset value, and therefore the Fund's net asset value, the outstanding Units may be adversely affected by prior repurchases to the benefit of Investors who had their Units repurchased at a net asset value higher than the adjusted amount.  Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Units and to the detriment of Investors who previously had their Units repurchased at a net asset value lower than the adjusted amount.  The same principles apply to the purchase of Units.  New Investors may be affected in a similar way.

Reporting Requirements. Investors who beneficially own Units that constitute more than 5% or 10% of the Fund's Units are subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder.  These include requirements to file certain reports with the SEC.  The Fund has no obligation to file such reports on behalf of such Investors or to notify Investors that such reports are required to be made.  Investors who may be subject to such requirements should consult with their legal advisors.

Limited Operating History of Master Fund Investments. Many of the Investment Funds may have limited operating histories and the information the Master Fund will obtain about such investments may be limited.  As such, the ability of the Adviser to evaluate past performance or to validate the investment strategies of such Investment Funds will be limited.  Moreover, even to the extent an Investment Fund has a longer operating history, the past investment performance of any of the Master Fund Investments should not be construed as an indication of the future results of such investments, the Master Fund or the Fund, particularly as the investment professionals responsible for the performance of such Investment Funds may change over time.  This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Fund that is not, and cannot be, independently verified.

Nature of Portfolio Companies.  The Investment Funds will include direct and indirect investments in various companies, ventures and businesses ("Portfolio Companies").  This may include Portfolio Companies in the early phases of development, which can be highly risky due to the lack of a significant operating history, fully developed product lines, experienced management, or a proven market for their products.  The Master Fund investments may also include Portfolio Companies that are in a state of distress or which have a poor record and which are undergoing restructuring or changes in management, and there can be no assurances that such restructuring or changes will be successful.  The management of such Portfolio Companies may depend on one or two key individuals, and the loss of the services of any of such individuals may adversely affect the performance of such Portfolio Companies.

Defaulted Debt Securities and Other Securities of Distressed Companies.  The Investment Funds may invest in low grade or unrated debt securities ("high yield" or "junk" bonds or leveraged loans) or investments in securities of distressed companies.  Such investments involve substantial risks.  For example, high yield bonds are regarded as being predominantly speculative as to the issuer's ability to make payments of principal and interest.  Issuers of high yield debt may be highly leveraged and may not have available to them more traditional methods of financing.  Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities.  In addition, the risk of loss due to default by the issuer is significantly greater for the holders of high yield bonds because such securities may be unsecured and may be subordinated to other creditors of the issuer.  Similar risks apply to other private debt securities.  Successful investing in distressed companies involves substantial time, effort and expertise, as compared to other types of investments.  Information necessary to properly evaluate a distress situation may be difficult to obtain or be unavailable and the risks attendant to a restructuring or reorganization may not necessarily be identifiable or susceptible to considered analysis at the time of investment.

Private Equity Investments.  Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance  intended to bring about some kind of change in a private business (e.g., providing growth capital, recapitalizing a company or financing an acquisition).  Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments.  Investment in private equity involves the same types of risks associated with an investment in any operating company.  However, securities issued by private partnerships tend to be more illiquid, and highly speculative.  Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments.  Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity to obtain the required financing.

Venture Capital.  An Investment Fund may invest in venture capital.  Venture capital is usually classified by investments in private companies that have a limited operating history, are attempting to develop or commercialize unproven technologies or implement novel business plans or are not otherwise developed sufficiently to be self-sustaining financially or to become public.  Although these investments may offer the opportunity for significant gains, such investments involve a high degree of business and financial risk that can result in substantial losses, which risks generally are greater than the risks of investing in public companies that may be at a later stage of development.

Mezzanine Investments.  An Investment Fund may invest in mezzanine loans.  Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and are often unsecured.  However, mezzanine loans rank senior to common and preferred equity in a borrower's capital structure.  Mezzanine debt is often used in leveraged buyout and real estate finance transactions.  Typically, mezzanine loans have elements of both debt and equity instruments, offering the fixed returns in the form of interest payments associated with senior debt, while providing lenders an opportunity to participate in the capital appreciation of a borrower, if any, through an equity interest.  This equity interest typically takes the form of warrants.  Due to their higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans.  The warrants associated with mezzanine loans are typically detachable, which allows lenders to receive repayment of their principal on an agreed amortization schedule while retaining their equity interest in the borrower.  Mezzanine loans also may include a "put" feature, which permits the holder to sell its equity interest back to the borrower at a price determined through an agreed-upon formula.  Mezzanine investments may be issued with or without registration rights.  Similar to other high yield securities, maturities of mezzanine investments are typically seven to ten years, but the expected average life is significantly shorter at three to five years.  Mezzanine investments are usually unsecured and subordinate to other obligations of the issuer.

Real Estate Investments.  The Master Fund may be exposed to real estate risk through its allocation to real estate investments.  The residential housing sector in the United States has been under considerable pressure during the past several years with home prices nationwide down significantly on average.  In addition, the commercial real estate sector in the United States has been under pressure with prices down significantly on average.  Residential and commercial mortgage delinquencies and foreclosures have increased over this time and have, in turn, led to widespread selling in the mortgage-related market and put downward pressure on the prices of many securities.  Accordingly, the recent instability in the credit markets may adversely affect the price at which real estate funds can sell real estate because purchasers may not be able to obtain financing on attractive terms or at all.  These developments also may adversely affect the broader economy, which in turn may adversely affect the real estate markets.  Such developments could, in turn, reduce returns from real estate funds or reduce the number of real estate funds brought to market during the investment period, thereby reducing the Master Fund's investment opportunities.

Real estate funds are subject to risks associated with the ownership of real estate, including terrorist attacks, war or other acts that destroy real property (in addition to market risks, such as the recent events described above).  Some real estate funds may invest in a limited number of properties, in a narrow geographic area, or in a single property type, which increases the risk that such real estate fund could be unfavorably affected by the poor performance of a single investment or investment type.  These companies are also sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  Borrowers could default on or sell investments that a real estate fund holds, which could reduce the cash flow needed to make distributions to investors.  In addition, real estate funds may also be affected by tax and regulatory requirements impacting the real estate fund's ability to qualify for preferential tax treatments or exemptions.

Small- and Medium-Capitalization Companies.  Some Investment Funds may invest a portion of their assets in Portfolio Companies with small- to medium-sized market capitalizations.  While such investments may provide significant potential for appreciation, they may also involve higher risks than do investments in securities of larger companies.  For example, the risk of bankruptcy or insolvency is higher than for larger, "blue-chip" companies.

Geographic Concentration Risks.  An Investment Fund may concentrate its investments in specific geographic regions.  This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund.  In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the region of concentration.

Emerging Markets.  Some Investment Funds may invest in Portfolio Companies located in emerging industrialized or less developed countries.  Risks particularly relevant to such emerging markets may include greater dependence on exports and the corresponding importance of international trade, higher risk of inflation, more extensive controls on foreign investment and limitations on repatriation of invested capital, increased likelihood of governmental involvement in, and control over, the economies, decisions by the relevant government to cease its support of economic reform programs or to impose restrictions, and less established laws and regulations regarding fiduciary duties of officers and directors and protection of investors.

Sector Concentration.  An Investment Fund may concentrate its investments in specific industry sectors.  This focus may constrain the liquidity and the number of Portfolio Companies available for investment by an Investment Fund.  In addition, the investments of such an Investment Fund will be disproportionately exposed to the risks associated with the industry sectors of concentration.

Utilities and Energy Sectors.  Energy companies may be significantly affected by outdated technology, short product cycles, falling prices and profits, market competition and risks associated with using hazardous materials.  Energy companies may also be negatively affected by legislation that results in stricter government regulations and enforcement policies or specific expenditures.  An Investment Fund may invest in Portfolio Companies in the utilities sector, thereby exposing the Investment Fund to risks associated with this sector.  Rates charged by traditional regulated utility companies are generally subject to review and limitation by governmental regulatory commissions, and the timing of rate changes will adversely affect such companies' earnings and dividends when costs are rising.

Technology Sector.  Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated.

Financial Sector.  Financial services companies are subject to extensive governmental regulation that may limit the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge.  Profitability of such companies is generally dependent on the availability and cost of capital, and can fluctuate as a result of increased competition or changing interest rates.  In addition, the recent period of reduced credit market liquidity and other recent events in the financial sector have resulted in a high degree of volatility in the financial markets, and has negatively affected many financial services companies, such as by causing such companies' values to decline.

Currency Risk.  Investment Funds may include direct and indirect investments in a number of different currencies.  Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors.  A decline in the value of the currencies in which the Master Fund investments are denominated against the U.S. dollar may result in a decrease in the Master Fund's and the Fund's net asset value.  The Adviser will not elect to hedge the value of investments made by the Master Fund against currency fluctuations.  Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Risks Relating to Accounting, Auditing and Financial Reporting, etc.  Certain of the Investment Funds may be in Portfolio Companies that do not maintain internal management accounts or adopt financial budgeting, internal audit or internal control procedures to standards normally expected of companies in the United States.  Accordingly, information supplied to the Master Fund and the Investment Funds may be incomplete, inaccurate and/or significantly delayed.  The Master Fund and the Investment Funds may therefore be unable to take or influence timely actions necessary to rectify management deficiencies in such Portfolio Companies, which may ultimately have an adverse impact on the net asset value of the Fund.

Valuation of the Master Fund's Interests in Investment Funds.  The valuation of the Master Fund's Investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Funds on a quarterly basis.  A large percentage of the securities in which the Investment Funds invest will not have a readily ascertainable market price and will be valued by the Investment Fund.  In this regard, an Investment Fund may face a conflict of interest in valuing the securities, as their value may affect the Investment Fund's compensation or its ability to raise additional funds.  No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Investment Fund, the accuracy of the valuations provided by the Investment Funds, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds' policies and procedures and systems will not change without notice to the Master Fund.  As a result, valuations of the securities may be subjective and could prove in hindsight to have been wrong, potentially by significant amounts.  The Adviser has established a committee (the "Valuation Committee") to oversee the valuation of the Fund's and Master Fund's investments pursuant to procedures adopted by the Board and the Master Fund Board.  The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund's and the Master Fund's investments, as the value of the Fund's and the Master Fund's investments will affect the Adviser's compensation.  Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by an Investment Fund.  Further, such information is provided on a quarterly basis while the Fund will provide valuations on a monthly basis.

An Investment Fund's information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error.  In any case, the Master Fund may not uncover errors for a significant period of time, if ever.  Even if the Adviser elects to cause the Master Fund to sell its interests in such an Investment Fund, the Master Fund may be unable to sell such interests quickly, if at all, and could therefore be obligated to continue to hold such interests for an extended period of time.  In such a case, the Investment Fund's valuations of such interests could remain subject to such fraud or error, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

Investors should be aware that situations involving uncertainties as to the valuations by Investment Funds could have a material adverse effect on the Fund and the Master Fund if the Investment Fund Manager's, the Adviser's or the Master Fund's judgments regarding valuations should prove incorrect.  Persons who are unwilling to assume such risks should not make an investment in the Fund.

Indemnification of Investment Funds, Investment Fund Managers and Others.  The Master Fund may agree to indemnify certain of the Investment Funds and their respective managers, officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions undertaken in connection with the management of Investment Funds.  If the Master Fund were required to make payments (or return distributions) in respect of any such indemnity, the Fund and the Master Fund could be materially adversely affected.  Indemnification of sellers of secondaries may be required as a condition to purchasing such securities.

Termination of the Master Fund's Interest in an Investment Fund.  An Investment Fund may, among other things, terminate the Master Fund's interest in that Investment Fund (causing a forfeiture of all or a portion of such interest) if the Master Fund fails to satisfy any capital call by that Investment Fund or if the continued participation of the Master Fund in the Investment Fund would have a material adverse effect on the Investment Fund or its assets.

General Risks of Secondary Investments.  The overall performance of the Master Fund's secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information.  Certain secondary investments may be purchased as a portfolio, and in such cases the Master Fund may not be able to carve out from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive.  Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund will generally not have the ability to modify or amend such Investment Fund's constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired.  In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Contingent Liabilities Associated with Secondary Investments.  Where the Master Fund acquires an Investment Fund interest as a secondary investment, the Master Fund may acquire contingent liabilities associated with such interest.  Specifically, where the seller has received distributions from the relevant Investment Fund and, subsequently, that Investment Fund recalls any portion of such distributions, the Master Fund (as the purchaser of the interest to which such distributions are attributable) may be obligated to pay an amount equivalent to such distributions to such Investment Fund.  While the Master Fund may be able, in turn, to make a claim against the seller of the interest for any monies so paid to the Investment Fund, there can be no assurance that the Master Fund would have such right or prevail in any such claim.

Risks Relating to Secondary Investments Involving Syndicates.  The Master Fund may acquire secondary investments as a member of a purchasing syndicate, in which case the Master Fund may be exposed to additional risks including (among other things):  (i) counterparty risk, (ii) reputation risk, (iii) breach of confidentiality by a syndicate member, and (iv) execution risk.

Commitment Strategy.  The Master Fund anticipates that it will maintain a sizeable cash position in anticipation of funding capital calls.  The Master Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by Investment Funds.

Holding a sizeable cash position may result in lower returns than if the Master Fund employed a more aggressive "over-commitment" strategy.  However, an inadequate cash position presents other risks to the Fund and the Master Fund, including the potential inability to fund capital contributions, to pay for repurchases of Units tendered by Investors or to meet expenses generally.  Moreover, if the Master Fund defaults on its commitments or fails to satisfy capital calls in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Master Fund's investment in the Investment Fund.  Any failure by the Master Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Master Fund to pursue its investment program, (ii) force the Master Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Investment Funds (including the complete forfeiture of the Master Fund's investment in an Investment Fund), or (iv) otherwise impair the value of the Fund's investments (including the devaluation of the Fund).

Registered Investment Companies.  The Fund and the Master Fund may invest in the securities of other registered investment companies to the extent that such investments are consistent with the Master Fund's investment objective and permissible under the 1940 Act.  Under one provision of the 1940 Act, the Master Fund may not acquire the securities of other registered investment companies if, as a result, (i) more than 10% of the Master Fund's total assets would be invested in securities of other registered investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one registered investment company being held by the Master Fund or (iii) more than 5% of the Master Fund's total assets would be invested in any one registered investment company. These restrictions are applicable to the Fund as well.  Other provisions of the 1940 Act are less restrictive provided that the Master Fund or Fund is able to meet certain conditions.  These limitations do not apply to the acquisition of units of any registered investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all of the assets of another registered investment company.

The Master Fund or Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees.  These expenses will be in addition to the direct expenses incurred by the Fund.

Cash, Cash Equivalents, Investment Grade Bonds, Money Market Instruments.  The Master Fund, the Fund and Investment Funds may invest, for defensive purposes or otherwise, some or all of their respective assets in high quality fixed-income securities, money market instruments and money market mutual funds, or hold cash or cash equivalents in such amounts as the Adviser or Investment Fund Managers deem appropriate under the circumstances.  In addition, the Master Fund, the Fund or an Investment Fund may invest in these instruments pending allocation of its respective offering proceeds.  Money market instruments are high quality, short-term fixed-income obligations, which generally have remaining maturities of one year or less and may include U.S. Government securities, commercial paper, certificates of deposit and bankers acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements.

These investments may be adversely affected by tax, legislative, regulatory, credit, political or government changes, interest rate increases and the financial conditions of issuers, which may pose credit risks that result in issuer default.

Other Risks

Investing in the Fund involves risks other than those associated with investments made by the Investment Funds.  Some of these risks are described below:

Incentive Allocation Arrangements.  Each Investment Fund Manager may receive a performance fee, carried interest or incentive allocation generally equal to 20% of the net profits earned by the Investment Fund that it manages, typically subject to a preferred return.  These performance incentives may create an incentive for the Investment Fund Managers to make investments that are riskier or more speculative than those that might have been made in the absence of the performance fee, carried interest, or incentive allocation.

Availability of Investment Opportunities.  The business of identifying and structuring investments of the types contemplated by the Fund and the Master Fund is competitive, and involves a high degree of uncertainty.  The availability of investment opportunities is subject to market conditions and may also be affected by the prevailing regulatory or political climate.  No assurance can be made that the Adviser will be able to identify and complete attractive investments in the future or that it will be able to invest fully its subscriptions.  Other investment vehicles managed or advised by the Adviser and its affiliates may seek investment opportunities similar to those the Master Fund may be seeking.  The Adviser will allocate fairly between the Master Fund and such other investment vehicles any investment opportunities that may be appropriate for the Master Fund and such other investment vehicles.  Similarly, identifying attractive investment opportunities for an Investment Fund is difficult and involves a high degree of uncertainty.  Even if an Investment Fund Manager identifies an attractive investment opportunity, an Investment Fund may not be permitted to take advantage of the opportunity to the fullest extent desired.

Control Positions.  Investment Funds may take control positions in companies.  The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations.  In addition, the act of taking a control position, or seeking to take such a position, may itself subject an Investment Fund to litigation by parties interested in blocking it from taking that position.  If such liabilities were to arise, or if such litigation were to be resolved in a manner that adversely affected the Investment Funds, those Investment Funds would likely incur losses on their investments.

Inadequate Return.  No assurance can be given that the returns on the Fund's investments will be proportionate to the risk of investment in the Fund.  Potential Investors should not commit money to the Fund unless they have the resources to sustain the loss of their entire investment.

Inside Information.  From time to time, the Master Fund, the Fund or an Investment Fund or their respective affiliates may come into possession of material, non-public information concerning an entity or issuer in which the Master Fund or an Investment Fund has invested or may invest.  The possession of such information may limit the Master Fund's or the Investment Fund's ability to buy or sell securities of the issuer.

Recourse to the Fund's Assets.  The Fund's assets, including any investments made by the Master Fund and any interest in the Investment Funds held by the Fund through the Master Fund, are available to satisfy all liabilities and other obligations of the Fund.  If the Fund becomes subject to a liability, parties seeking to have the liability satisfied may have recourse to the Fund's assets generally and not be limited to any particular asset, such as the asset representing the investment giving rise to the liability.

Possible Exclusion of Investors Based on Certain Detrimental Effects.  The Fund may repurchase Fund Units held by an Investor or other person acquiring Units from or through an Investor, if:  (i) the Units have been transferred or have vested in any person other than by operation of law as the result of the death, dissolution, bankruptcy, insolvency or adjudicated incompetence of the Investor; (ii) ownership of the Units by the Investor or other person likely will cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction; (iii) continued ownership of the Units by the Investor or other person may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences; (iv) any of the representations and warranties made by the Investor or other person in connection with the acquisition of the Units was not true when made or has ceased to be true; (v) the Investor is subject to special regulatory or compliance requirements, and the Fund determines that the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold the Units; (vi) the Investor's investment balance falls below $25,000; or (vii) the Fund or the Board of Directors determines that the repurchase of the Units would be in the interest of the Fund.  These provisions may, in effect, deprive an Investor in the Fund of an opportunity for a return that might be received by other Investors.

Potential Significant Effect of the Performance of a Limited Number of Investments or Strategies.  The Adviser expects that the Fund will participate in multiple Investments.  The Fund may, however, make investments in a limited number of the Investment Funds and Investment Funds may make investments in a limited number of Portfolio Companies.  In either instance, these limited numbers of investments may have a significant effect on the performance of the Fund.  In addition, the Fund may invest a substantial portion of its assets in Investment Funds that follow a particular investment strategy.  In such event, the Fund would be exposed to the risks associated with that strategy to a greater extent than it would if the Fund's assets were invested more broadly among Investment Funds pursuing various investment strategies.  Because the Fund emphasizes investment allocations to Carlyle Investment Funds, the performance of the Fund may be significantly affected by changes in the resources, financial condition and reputation of Carlyle, and the Fund and the Master Fund may be less diversified, and subject to greater concentration risk, than other funds of private equity funds.

Tax Risks.  Special tax risks are associated with an investment in the Fund.  The Fund intends to qualify and elect to be treated as a "regulated investment company" or "RIC" under Subchapter M of the Code.  As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements.

Each of the aforementioned ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Adviser obtain information from or about the Investment Funds in which the Master Fund is invested.  However, Investment Funds generally are not obligated to disclose the contents of their portfolios.  This lack of transparency may make it difficult for the Adviser to monitor the sources of the Fund's income and the diversification of its assets, and otherwise comply with Subchapter M of the Code, and ultimately may limit the universe of Investment Funds in which the Fund can invest.  Furthermore, although the Fund expects to receive information from each Investment Fund Manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information.  Carlyle has agreed to use reasonable efforts to provide such information to the Fund.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure.  The Master  Fund may try to acquire additional interests in Investment Funds to bring the Fund into compliance with the asset diversification test.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Master Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While relevant tax provisions afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Master Fund's ability to effect a sale of an Investment Fund may limit utilization of this cure period.  In certain cases, the Fund may be afforded a longer cure period under savings provisions contained in the Regulated Investment Company Modernization Act of 2010.  However, the Fund may be subject to a penalty tax in connection with its use of those savings provisions.  If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.  Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's Units and the amount of the Fund's distributions.  In addition, the Fund is required each December to make certain "excise tax" calculations based on income and gain information that must be obtained from the underlying Investment Funds.  If the Fund does not receive accurate information from the Investment Funds, the Fund risks failing to satisfy the Subchapter M qualification tests and/or incurring the excise tax on undistributed income.  (See "Certain Tax Considerations.")

In addition, the Fund may directly or indirectly invest in Investment Funds or Portfolio Companies located outside the United States.  Such Investment Funds and Portfolio Companies may be subject to withholding taxes and other taxes in such jurisdictions with respect to their investments.  Further, adverse United States tax consequences can be associated with certain foreign investments, including potential United States withholding taxes on foreign investment entities with respect to their United States investments (including those described under the caption "Certain Tax Considerations—The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the 'HIRE Act')") and potential adverse tax consequences associated with investments in any foreign corporations that are characterized for U.S. federal income tax purposes as "passive foreign investment companies" (see "Certain Tax Considerations—Passive Foreign Investment Companies").

The success of an Investment Fund's activities will typically depend on the ability of the relevant Investment Fund Manager to identify investment opportunities, enhance Portfolio Company value and to see when target improvements/value is reached.  The Fund should be considered a speculative investment, and you should invest in the Fund only if you can sustain a complete loss of your investment.

The above discussions of the various risks associated with the Fund and the Units are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.  Prospective Investors should read this entire Confidential Memorandum and consult with their own advisors before deciding whether to invest in the Fund.  In addition, as the Fund and the Master Fund's investment program changes or develops over time, or market conditions change or develop, an investment in the Fund may be subject to risk factors not described in this Confidential Memorandum.

No guarantee or representation is made that the investment program of the Fund, the Master Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund and the Master Fund will achieve their investment objective.

Investment Restrictions

The Fund's stated fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding voting securities of the Fund are listed below.  The Master Fund has identical fundamental policies.  For the purposes of this Confidential Memorandum, "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of Investors, duly called, (a) of 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.  The Fund may not:

•
Borrow money, except to the extent permitted by the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the Fund's total assets, including the value of the assets purchased with the proceeds of its indebtedness).

•
Issue senior securities, except to the extent permitted by Section 18 of the 1940 Act (which currently limits the issuance of a class of senior securities that is indebtedness to no more than 33-1/3% of the value of the Fund's total assets or, if the class of senior security is stock, to no more than 50% of the value of the Fund's total assets).

•	Underwrite securities of other issuers, except insofar as the Fund may be deemed an underwriter under the Securities Act in connection with the disposition of its portfolio securities.

•
Make loans, except through purchasing fixed-income securities, lending portfolio securities or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the 1940 Act.

•
Purchase, hold or deal in real estate, except that it may invest in securities or other instruments that are secured by real estate, or securities of companies that invest or deal in real estate or interests in real estate or are engaged in a real estate business.

•
Invest in commodities or commodity contracts, except that it may purchase and sell foreign currency, options, futures and forward contracts, including those related to indexes, and options on indexes and may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

•	Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, except that U.S. Government securities may be purchased without limitation.

With respect to these investment restrictions, other than as respects borrowing, and other policies described in this Confidential Memorandum, if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy.  The types of securities or investment techniques that may be employed by the Fund in accordance with the 1940 Act, which may give rise to senior securities within the meaning of the 1940 Act (among other reasons, to the extent they are not "covered," or assets are not "segregated" in respect of the portion, within the meaning of the 1940 Act) include:  short sales, certain options, futures and forward and swap contracts.

The Fund's investment objective is fundamental and may not be changed without the vote of a majority of the outstanding Units.

MANAGEMENT OF THE FUND

The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to oversee and to establish policies regarding the management, conduct and operation of the Fund's business.  The Board exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation.

The Master Fund Board, which currently has the same composition as the Board, has overall responsibility for the management and supervision of the business operations of the Master Fund on behalf of the Master Fund investors, including the Fund.  References herein to the "Board," or the Board of Directors" refers to the Board of Directors of the Fund or the Master Fund, as appropriate.

Board's Oversight Role in Management

The Board's role in management of the Fund is oversight.  As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the Fund, primarily the Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management (including management of investment performance and investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk).  As part of its oversight, the Board, acting at its scheduled meetings and between Board meetings, regularly interacts with and receives reports from senior personnel of service providers, including the Adviser's senior managerial and financial officers, the Fund's and the Adviser's Chief Compliance Officer and portfolio management personnel.  The Board's Audit Committee, which consists of all of the Fund's Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and as such are not affiliated with the Adviser (the "Independent Directors"), meets during its scheduled meetings, and, as appropriate, the chair of the Audit Committee maintains contact with the independent registered public accounting firm and Principal Accounting Officer of the Fund.  The Board also receives periodic presentations from senior personnel of the Adviser regarding risk management generally, as well as information regarding specific operational, compliance or investment areas, such as business continuity, valuation and investment research.  The Board has adopted policies and procedures designed to address certain risks to the Fund.  In addition, the Adviser and other service providers to the Fund have adopted a variety of policies, procedures and controls designed to address particular risks to the Fund.  Different processes, procedures and controls are employed with respect to different types of risks.  However, it is not possible to eliminate all of the risks applicable to the Fund.  The Board also receives reports from counsel to the Fund or the Board's own independent legal counsel regarding regulatory compliance and governance matters.  The Board's oversight role does not make the Board a guarantor of the Fund's investments or activities.

The Master Fund Board's oversight role is identical.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the Fund's Board members be Independent Directors.  To rely on certain exemptive rules under the 1940 Act, a majority of the Fund's Board members must be Independent Directors, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Directors.  Currently, three of the Fund's four Directors are Independent Directors.  The composition of the Master Board is identical.  The Chairman of the Master Fund Board and the Fund Board, Mitchell A. Tanzman, is an interested person because of his affiliation with the Adviser.  The appointment of Mr. Tanzman as Chairman reflects the Master Fund Board's and the Board's belief that his experience, familiarity with the day-to-day operations and access to individuals with responsibility for the Master Fund's and Fund's management and operations will provide the Board with insight into the Master Fund's and the Fund's business and activities.  His access to administrative support will also facilitate the efficient development of meeting agendas that address the Fund and the Master Fund's business, legal and other needs and the orderly conduct of Board meetings.  In addition the Chairman has a personal and professional stake in the quality and continuity of services provided to the Fund and the Master Fund.

The Independent Directors have designated a lead Independent Director, [__________] who chairs meetings and executive sessions of the Independent Directors, reviews and comments on Board meeting agendas, represents the views of the Independent Directors to management and facilitates communication among the Independent Directors and their counsel.  Additionally, the Fund and the Master Fund's Directors, including the three Independent Directors, interact directly with senior management of the Adviser at scheduled meetings and between meetings as appropriate and the Independent Directors have designated [__________] to chair the Audit Committees and [__________] to chair the Nominating Committee.  The Master Fund Board and the Fund Board each has determined that its leadership structure, in which [__________] has been designated to lead all the Independent Directors, is appropriate in light of the specific characteristics and circumstances of the Fund and the Master Fund, including, but not limited to:  (i) the services that the Adviser provides to the Fund and the Master Fund and potential conflicts of interest that could arise from this relationship; (ii) the extent to which the day-to-day operations of the Fund and the Master Fund are conducted by Fund and Master Fund officers, respectively, and employees of the Adviser; (iii) the Board's oversight role in management of the Fund and the Master Fund; and (iv) the Board's size and the cooperative working relationship among the Independent Directors and among all Directors.

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members of the Fund, together with information as to their positions with the Fund, principal occupations and other board memberships for the past five years, are shown below.

Name, Age, Address and Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships/ Trusteeships Held by Director Outside Fund Complex During Past 5 Years
INDEPENDENT DIRECTORS
[TO COME]	Term — Indefinite Length—Since Inception			None
[TO COME]	Term — Indefinite Length—Since Inception			None
[TO COME]	Term — Indefinite Length—Since Inception
INTERESTED DIRECTORS
Mitchell A. Tanzman (53) c/o Central Park Group, LLC 805 Third Avenue New York, NY 10022 Director and Principal Executive Officer	Term — Indefinite Length—Since Inception	Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group, LLC since 2006; Co-Head of UBS Financial Services' Alternative Investment Group (1998 - 2005) and Operating Committee Member of UBS Financial Services Inc. (2004-2005)	3	None
OFFICER(S) WHO ARE NOT DIRECTORS
Michael Mascis (44) c/o Central Park Group, LLC 805 Third Avenue New York, NY 10022 Principal Accounting Officer	Term — Indefinite Length—Since Inception	Chief Financial Officer of Central Park Group, LLC since 2006; Executive Director of UBS Financial Services Inc. (2002 – 2006)	N/A	N/A
[TO COME]	Term — Indefinite Length—Since Inception		N/A	N/A

Additional information about each Director follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that the Director possesses which the Master Fund Board and Fund Board believe has prepared them to be effective Board members.  Each Board believes that the significance of each Director's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the board level, with no single Director, or particular factor, being indicative of board effectiveness.  Each Board member believes that collectively the Directors have balanced and diverse experience, skills, attributes and qualifications that allow the Board to operate effectively in governing the Master Fund or Fund and protecting the interests of Investors.  Among the attributes common to all Directors is their ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each Board member believes that each member satisfies this standard.  Experience relevant to having this ability may be achieved through a Director's educational background; business, professional training or practice (e.g., accounting or securities), public service or academic positions; experience from service as a board member (including the Boards of other funds in the Fund Complex); and/or other life experiences.  The charter for each Board's Nominating Committee contains certain other factors considered by the Committee in identifying and evaluating potential nominees.  To assist them in evaluating matters under federal and state law, the Directors are counseled by their own independent legal counsel, who participates in each Board's meetings and interacts with the Adviser, and also may benefit from information provided by counsel to the Fund; both Fund Board and Master Fund Board and Fund and Master Fund counsel have significant experience advising funds and fund board members.  Each Board and its committees have the ability to engage other experts as appropriate.  Each Board evaluates its performance on an annual basis.

•
Mitchell A. Tanzman – In addition to serving as a Board member of each fund in the Central Park Group fund complex, Mr. Tanzman is a founding partner of Central Park Group and has over 20 years experience in alternative investments, including fund-of-funds portfolio management.  Mr. Tanzman  is also a contributing author of "Hedge Funds," edited by Lederman and Klein.  Prior to forming Central Park Group in 2006, he served as Co-Head of UBS Financial Services Alternative Investment Group and was a member of that firm's Operating Committee.  Before joining UBS, Mr. Tanzman worked in Oppenheimer & Co.'s asset management group, and ultimately co-managed the company's alternative investment department and was a member of the company's Management Committee.  Mr. Tanzman began his career at Stroock & Stroock & Lavan LLP as an attorney specializing in investment companies and advisory services.  Mr. Tanzman received his B.A. from Emory University and his J.D. from the University of Chicago Law School.

•	[TO COME]

The Directors serve on the Boards for terms of indefinite duration.  A Director's position in that capacity will terminate if such Director is removed, resigns or is subject to various disabling events such as death or incapacity.  A Director may resign upon 90 days' prior written notice to the other Directors, subject to waiver of notice, and may be removed either by vote of two-thirds of the Directors not subject to the removal vote or vote of the Investors holding not less than two-thirds of the total number of votes eligible to be cast by all Investors.  In the event of any vacancy in the position of a Director, the remaining Directors may appoint an individual to serve as a Director, so long as immediately after such appointment at least two-thirds of the Directors then serving would have been elected by the Investors.  The Directors may call a meeting of Investors to fill any vacancy in the position of a Director and must do so within 60 days after any date on which Directors who were elected by the Investors cease to constitute a majority of the Directors then serving.  If no Director remains to manage the business of the Master Fund or Fund, the Adviser may manage and control the Master Fund or Fund but must convene a meeting of Investors within 60 days for the purpose of either electing new Directors or dissolving the Master Fund or Fund.

The only standing committees of the Boards are the Audit Committee and the Nominating Committee.  The current members of the Audit Committee are [________],[________] and [________], constituting all of the Independent Directors.  [__________] is currently the Chair of each Audit Committee.  The function of the Fund's Audit Committee, pursuant to its adopted written charter, is:  (i) to oversee the Fund's accounting and financial reporting processes, the audits of the Fund's financial statements and the Fund's internal controls over, among other things, financial reporting and disclosure controls and procedures; (ii) to oversee or assist in Board oversight of the integrity of the Fund's financial statements, and the Fund's compliance with legal and regulatory requirements; and (iii) to approve, prior to appointment, the engagement of the Fund's independent registered public accounting firm and review the independent registered public accounting firm's qualifications, independence and performance.  The function of the Master Fund's Audit Committee is the same.

The current members of the Nominating Committee are [________],[________] and [________], constituting all of the Independent Directors.  ___________ is currently the Chair of the Nominating Committee.  The function of the Nominating Committee, pursuant to its adopted written charter, is to select and nominate persons for election as Directors of the Fund.  The Nominating Committee reviews and considers, as it deems appropriate after taking into account, among other things, the factors listed in its charter, nominations of potential Directors made by Fund management and by Fund Investors who have sent to [__________], legal counsel for the Independent Directors, at [_______________], such nominations, which include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, including without limitation the biographical information and the qualifications of the proposed nominees.  Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected, and such additional information must be provided regarding the recommended nominee as is reasonably requested by the Nominating Committee.  The Nominating Committee meets as is necessary or appropriate.  The function of the Nominating Committee of the Master Fund is the same.

Name of Director	Dollar Range of Equity Securities of the Fund	Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director in the Fund Complex

[______________]	[________]	[________]
[______________]	[________]	[________]
[______________]	[________]	[________]
Mitchell A. Tanzman	None	Over $100,000

As of March 31, 2012, none of the Independent Directors or their immediate family members owned beneficially or of record securities of the Adviser, the Placement Agent, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Adviser or Placement Agent.

Director Compensation

Name and Position with Fund	Aggregate Compensation from the Fund*	Total Compensation from Fund and Fund Complex Paid to Directors*

[______________]	$[________]	$[________] ([__])**
Director

[______________]	$[________]	$[________] ([__])**
Director

[______________]	$[________]	$[________] ([__])**
Director
____________________

*	Estimated for the fiscal year ending March 31, 2013.
**	Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Fund, for which the Directors served as of December 31, 2011.

The Independent Directors are paid an annual retainer of $5,000, per meeting fees of $500, and $250 per telephonic meeting.  All Directors are reimbursed for their reasonable out-of-pocket expenses.  The Directors do not receive any pension or retirement benefits from the Fund or Master Fund.

Codes of Ethics

Each of the Master Fund, the Fund, the Adviser and the Placement Agent has adopted a code of ethics under Rule 17j-1 of the 1940 Act (collectively the "Ethics Codes").  Rule 17j-1 and the Ethics Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by covered personnel ("Access Persons").  The Ethics Codes apply to the Fund and the Master Fund and permit Access Persons to, subject to certain restrictions, invest in securities, including securities that may be purchased or held by the Master Fund or Fund.  Under the Ethics Codes, Access Persons may engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain Access Persons are required to obtain approval before investing in initial public offerings, private placements or certain other securities.  The Ethics Codes can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.  The Codes are available on the EDGAR database on the SEC's website at www.sec.gov, and also may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:  publicinfo@sec.gov, or by writing the SEC's Public Reference Room, 100 F Street, N.E., Washington, D.C. 20549-0102.

The Adviser

Central Park Advisers, LLC, a wholly owned subsidiary of Central Park Group, LLC ("Central Park Group"), is registered as an investment adviser under the Advisers Act.  Under the control of Mr. Mitchell Tanzman and Mr. Gregory Brousseau, the Adviser is an independent investment advisory firm specializing in the development and management of alternative investment offerings.

Founded in 2006, Central Park Group offers a broad range of investments managed by private equity, hedge fund, real estate and funds-of-funds sponsors.  Central Park Group's founding partners have significant experience across the spectrum of alternative investments and traditional asset management.  For over 20 years, they sourced, created, managed and distributed private equity funds, hedge funds, real estate opportunity funds, crossover funds and funds-of-funds that seek to offer clients attractive risk-adjusted performance in diverse strategies, asset classes and sectors, and have invested more than $12 billion in 150 funds, including $2 billion in funds-of-funds and more than $2.5 billion in private equity access vehicles.  In 1993, while at Oppenheimer & Co., Messrs. Brousseau and Tanzman established one of the earliest and most extensive alternative investment platforms in the U.S. ($2.5 billion) and, through 1998, developed 15 offerings and recruited and oversaw nine proprietary hedge fund managers.  In 1998, Messrs. Brousseau and Tanzman established UBS' alternative investment platform for private U.S. clients ($8.0 billion) and, through 2005, sourced, created and distributed over 25 private equity funds, hedge funds and funds-of-funds.

The Adviser serves as investment adviser to the Fund and the Master Fund pursuant to  investment advisory agreements entered into between the Fund and the Adviser and the Master Fund and the Adviser (the "Investment Advisory Agreements").  The Directors have engaged the Adviser to provide investment advice to, and manage the day-to-day business and affairs of, the Fund and the Master Fund, in each case under the ultimate supervision of, and subject to any policies established by, the Board.  The Adviser allocates the Master Fund's assets and monitors regularly each Investment Fund to determine whether its investment program is consistent with the Master Fund's and Fund's investment objective and whether the Investment Fund's investment performance and other criteria are satisfactory.  The Adviser may sell Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Directors.  The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund and the Master Fund.  Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.  A discussion of the basis for each Board's approving the Investment Advisory Agreement will be set forth in the Master Fund's and the Fund's semi-annual report to Investors for the period ending [_______].

The Adviser has entered into a licensing agreement (the "Licensing Agreement") with Carlyle Investment Management L.L.C. ("Carlyle Investment Management"), a wholly owned subsidiary of Carlyle, pursuant to which Carlyle Investment Management has granted the Adviser a license to use certain Carlyle trade names, trademarks and/or service marks (the "Carlyle Marks") in connection with (i) the offering, marketing and promotion of the Fund and the Master Fund and (ii) related disclosure.  The Licensing Agreement may be terminated under certain circumstances.  The Carlyle Marks remain the sole and exclusive property of Carlyle and, under certain circumstances, Carlyle may terminate the Licensing Agreement and prohibit the Fund from using the Carlyle Marks.  Except as specifically provided in the License Agreement, Carlyle does not manage or otherwise participate in the investment program of the Fund.  This registration statement is solely the responsibility of the Fund, and Carlyle is not responsible for, and expressly disclaims responsibility for, the making of any statement in this Confidential Memorandum.

The offices of the Adviser are located at 805 Third Avenue, New York, NY 10022, and its telephone number is (212) 317-9200.  The Adviser or its designee maintains the Master Fund's and Fund's accounts, books and other documents required to be maintained under the 1940 Act at 805 Third Avenue, New York, NY 10022.

Investment Advisory Agreement

Pursuant to the Investment Advisory Agreements, the Adviser is responsible, subject to the supervision of the Directors, for formulating a continuing investment program for the Fund and the Master Fund.  The Investment Advisory Agreements were initially approved by the Master Fund's and the Fund's full Board and by the Directors who are not "interested persons" (as defined by the 1940 Act) at a meeting held in person on [________________], and also was approved on such date by the then sole Investor of the Fund and the Master Fund.  The Investment Advisory Agreements are terminable without penalty, on 60 days' prior written notice by each Board, by vote of a majority of the outstanding voting securities of the Master Fund or Fund, or by the Adviser.  The Investment Advisory Agreements have an initial term that expires two years after each of the Fund and the Master Fund, respectively, has commenced investment operations.  Thereafter, each Investment Advisory Agreement will continue in effect from year to year if its continuance is approved annually by either the Board or the vote of a majority of the outstanding voting securities of the Master Fund or Fund, respectively, provided that, in either event, the continuance also is approved by a majority of the Directors who are not "interested persons" of the Adviser by vote cast in person at a meeting called for the purpose of voting on such approval.  Each Investment Advisory Agreement also provides that it will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The contractual terms of the Fund's Investment Advisory Agreement with the Adviser are substantially the same as the terms of the Master Fund's Investment Advisory Agreement with the Adviser, except that no Management Fee is payable by the Fund under its Investment Advisory Agreement.

In consideration of the management and administrative services provided by the Adviser to the Master Fund, the Master Fund will pay, out of the Master Fund's assets, the Adviser a management fee (the "Management Fee") at the annual rate of 1.20% of the greater of (i) the Master Fund's net asset value and (ii) the Master Fund's net asset value less cash and cash equivalents plus the total of all commitments made by the Master Fund that have not yet been drawn for investment.  In no event will the Management Fee exceed 1.20% of the Master Fund's net asset value.

The Investment Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund or the Fund, respectively, the Adviser and any director, officer, member or employee thereof, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Master Fund or the Fund, as the case may be,  for any error of judgment, for any mistake of law or for any act or omission by such person in connection with the performance of services under the Investment Advisory Agreements. The Investment Advisory Agreements also provide for indemnification, to the fullest extent permitted by law, by the Fund and the Master Fund of the Adviser, or any director, member, officer or employee thereof, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which such person may be liable which arises in connection with the performance of services to the Master Fund or Fund, as the case may be, provided that the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Master Fund or Fund.

Portfolio Management

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers.  As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Master Fund's and the Fund's portfolio and share equal responsibility and authority for managing the Master Fund's and the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the investments.  Mr. Brousseau and Mr. Tanzman have, in their careers, sourced, overseen, distributed and administered over $2.5 billion of private equity access funds.

Gregory Brousseau.  Mr. Brousseau, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group.  He has over 20 years of experience in alternative investments.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group.  During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman.  Mr. Tanzman, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group.  He has over 20 years of experience in alternative investments.  Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group.  During Mr. Tanzman's time at UBS, Mr. Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies.  Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund and the Master Fund, including other pooled investment vehicles.  Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest.  For example, the Adviser may, directly or indirectly, receive fees from Client Accounts that are higher than the fee it receives from the Master Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account.  In those instances, the Portfolio Managers may have an incentive to not favor the Master Fund or Fund over the Client Accounts.  The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Master Fund or Fund.  Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance-based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of [________], 2012.

Gregory Brousseau

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

1	$[__________]	0	N/A	0	N/A

Mitchell A. Tanzman

Registered Investment Companies		Pooled Accounts		Other Accounts
Number of Accounts1	Assets Managed	Number of Accounts2	Assets Managed	Number of Accounts	Assets Managed

1	$[__________]	0	N/A	0	N/A
____________________

1	The account does not charge any performance-based advisory fees.

Neither of the Fund's Portfolio Managers beneficially owns any Units of the Fund.

Placement Agent

Foreside Fund Services, LLC acts as the placement agent of the Fund's Units on a best efforts basis.  The Placement Agent's principal business address is Three Canal Plaza, Portland, Maine 04101.

CONFLICTS OF INTEREST

The Adviser

The Adviser or its affiliates provide or may provide investment advisory and other services to various entities.  The Adviser, and certain of its investment professionals and other principals, may also carry on substantial investment activities for their own accounts, for the accounts of family members and for other accounts (collectively, with the other accounts advised by the Adviser and its affiliates, "Other Accounts").  The Fund and the Master Fund have no interest in these activities.  The Adviser, its affiliates and the Placement Agent may receive payments from Carlyle or other private equity sponsors in connection with such activities.  As a result of the foregoing, the Adviser and the investment professionals who, on behalf of the Adviser, will manage the Master Fund's and Fund's investment portfolio will be engaged in substantial activities other than on behalf of the Fund and the Master Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Master Fund, the Fund and Other Accounts.  Such persons will devote only so much of their time as in their judgment is necessary and appropriate.

There also may be circumstances under which the Adviser will cause one or more Other Accounts to commit a larger percentage of its assets to an investment opportunity than to which the Adviser will commit the Master Fund's or Fund's assets.  There also may be circumstances under which the Adviser will consider participation by Other Accounts in investment opportunities in which the Adviser does not intend to invest on behalf of the Master Fund or Fund, or vice versa.

The Adviser also intends to compensate, from its own resources, third-party securities dealers, other industry professionals and any affiliates thereof ("financial intermediaries") in connection with the distribution of Units in the Fund or for their ongoing servicing of Units acquired by their clients.  Such compensation may take various forms, including a fixed fee, a fee determined by a formula that takes into account the amount of client assets invested in the Fund, the timing of investment or the overall net asset value of the Fund, or a fee determined in some other method by negotiation between the Adviser and such financial intermediaries.  Financial intermediaries may also charge investors, at the financial intermediaries' discretion, a placement fee based on the purchase price of Fund Units purchased by the investor.  As a result of the various payments that financial intermediaries may receive from investors and the Adviser, the amount of compensation that a financial intermediary may receive in connection with the sale of Units in the Fund may be greater than the compensation it may receive for the distribution of other investment products.  This difference in compensation may create an incentive for a financial intermediary to recommend the Fund over another investment product.

Financial intermediaries may be subject to certain conflicts of interest with respect to the Fund.  For example, the Fund, the Master Fund, the Adviser, Investment Funds or Portfolio Companies or investment vehicles managed or sponsored by the Adviser or Investment Fund Managers may (i) purchase securities or other assets directly or indirectly from, (ii) enter into financial or other transactions with or (iii) otherwise convey benefits through commercial activities to a financial intermediary.  As such, certain conflicts of interest may exist between such persons and a financial intermediary.  Such transactions may occur in the future and generally there is no limit to the amount of such transactions that may occur.

Financial intermediaries may perform investment advisory and other services for other investment entities with investment objectives and policies similar to those of the Fund, the Master Fund or an Investment Fund.  Such entities may compete with the Fund, the Master Fund or the Investment Fund for investment opportunities and may invest directly in such investment opportunities.  Financial intermediaries that invest in an Investment Fund or a Portfolio Company may do so on terms that are more favorable than those of the Fund or the Master Fund.

Financial intermediaries that act as sub-placement agents for the Fund or the Master Fund also may act as placement agent for an Investment Fund in which the Master Fund invests and may receive compensation in connection with such activities.  Such compensation would be in addition to the placement fees described above.  Financial intermediaries may pay all or a portion of the fees paid to it to certain of their affiliates, including, without limitation, financial advisors whose clients purchase Units of the Fund.  Such fee arrangements may create an incentive for a financial intermediary to encourage investment in the Fund, independent of a prospective Investor's objectives.

A financial intermediary may provide financing, investment banking services or other services to third parties and receive fees therefor in connection with transactions in which such third parties have interests which may conflict with those of the Fund, the Master Fund or an Investment Fund.  A financial intermediary may give advice or provide financing to such third parties that may cause them to take actions adverse to the Fund, the Master Fund, an Investment Fund or a Portfolio Company.  A financial intermediary may directly or indirectly provide services to, or serve in other roles for compensation for, the Fund, the Master Fund, an Investment Fund or a Portfolio Company.  These services and roles may include (either currently or in the future) managing trustee, managing member, general partner, investment manager or advisor, investment sub-advisor, placement agent, broker, dealer, selling agent and investor servicer, custodian, transfer agent, fund administrator, prime broker, recordkeeper, shareholder servicer, interfund lending servicer, Fund accountant, transaction (e.g., a swap) counterparty and/or lender.  A financial intermediary is expected to provide certain such services to the Fund and the Master Fund in connection with the Fund and the Master Fund obtaining a credit facility, if any.

In addition, issuers of securities held by the Fund, the Master Fund or an Investment Fund may have publicly or privately traded securities in which a financial intermediary is an investor or makes a market.  The trading activities of financial intermediaries generally will be carried out without reference to positions held by the Fund, the Master Fund or an Investment Fund and may have an effect on the value of the positions so held, or may result in a financial intermediary having an interest in the issuer adverse to the Fund, the Master Fund or the Investment Fund.  No financial intermediary is prohibited from purchasing or selling the securities of, otherwise investing in or financing, issuers in which the Fund, the Master Fund or an Investment Fund has an interest.

A financial intermediary may sponsor, organize, promote or otherwise become involved with other opportunities to invest directly or indirectly in the Fund, the Master Fund or an Investment Fund.  Such opportunities may be subject to different terms than those applicable to an investment in the Fund, the Master Fund or the Investment Fund, including with respect to fees and the right to receive information.

The Placement Agent will receive payments from Carlyle based on the aggregate amount of capital committed by the Fund to Carlyle primary Investment Funds up to $[________].  Such amount will be used to offset certain expenses of the Fund.  This may cause a potential conflict of interest by creating an incentive for the Adviser to allocate to Carlyle primary Investment Funds rather than to other attractive investment opportunities.  The interests of the Fund may not always be aligned with the interests of Carlyle.  The Adviser and/or its affiliates may advise funds that may invest in other funds advised by Carlyle or which have other relationships with Carlyle.

Set out below are practices that the Adviser may follow.  Although the Adviser anticipates that the Investment Fund Managers will follow practices similar to those described below, no guarantee or assurances can be made that similar practices will be followed or that an Investment Fund Manager will abide by, and comply with, its stated practices.  An Investment Fund Manager may provide investment advisory and other services, directly or through affiliates, to various entities and accounts other than the Investment Funds.

Participation in Investment Opportunities

Directors, principals, officers, employees and affiliates of the Adviser may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Master Fund or an Investment Fund in which the Master Fund invests.  As a result of differing trading and investment strategies or constraints, positions may be taken by directors, principals, officers, employees and affiliates of the Adviser, or by the Adviser for the Other Accounts, or any of their respective affiliates on behalf of their own other accounts ("Investment Fund Manager Accounts") that are the same as, different from or made at a different time than, positions taken for the Master Fund or an Investment Fund.

Other Matters

An Investment Fund Manager may, from time to time, cause an Investment Fund to effect certain principal transactions in securities with one or more Investment Fund Manager Accounts, subject to certain conditions.  Future investment activities of the Investment Fund Managers, or their affiliates, and the principals, partners, directors, officers or employees of the foregoing, may give rise to additional conflicts of interest.

The Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, the Master Fund or Fund, except that the Master Fund may in accordance with rules under the 1940 Act engage in transactions with accounts that are affiliated with the Master Fund or Fund as a result of common officers, directors, advisers, members or managing general partners.  These transactions would be effected in circumstances in which the Adviser determined that it would be appropriate for the Master Fund to purchase and another client to sell, or the Master Fund to sell and another client to purchase, the same security or instrument on the same day.

Future investment activities of the Adviser and its affiliates and their principals, partners, members, directors, officers or employees may give rise to conflicts of interest other than those described above.

Carlyle

Because the Master Fund proposes to allocate assets to private equity Investment Funds and other Investment Funds sponsored by or affiliated with Carlyle, conflicts of interest may arise as a consequence of investment management and other financial advisory services in which Carlyle and its affiliates are engaged.  Additionally, certain Investment Fund Managers may face conflicts of interests stemming from their affiliation with Carlyle.  Carlyle will provide certain services to the Adviser.  Such services may include making appropriate personnel available for presentations, providing information for the Fund to prepare its tax reporting, providing administrative support in connection with commitments to or sales of Carlyle funds and such other functions as agreed to from time to time.

Carlyle has agreed:  (a) to provide to the Adviser and the Fund access to relevant investment personal and to provide information about the Carlyle Investment Funds of the type and scope (and with the same frequency) customarily provided to Carlyle's larger institutional investors; (b) for a period of 24 months after the Fund's first closing to waive any investment/commitment minimum but not below $3,000,000; (c) to provide the Adviser reasonable marketing and distribution support assistance with respect to the Fund; (d) to use its best efforts to cause each Carlyle Investment Fund's general partner/managing member and each Carlyle Investment Fund to agree to waive and/or disclaim any voting rights attached to investments in Carlyle Investment Funds held by the Fund; and (e) to consent to a pledge of the Fund's Investment Funds to certain types of financial institutions in connection with any borrowing.

Carlyle provides investment advisory services to Investment Funds in addition to those in which the Master Fund may invest, and their respective investment professionals may also provide investment and financial services for their proprietary accounts as well.  Accordingly, the Investment Fund Managers may have financial interests that diverge from those of the Investment Funds and conflicts of interest may arise in terms of their allocation of investment opportunities as well as their professional time between such managed Investment Funds and other clients and personal accounts.

As a diversified global alternative investment management firm, Carlyle and its affiliates are engaged in a broad spectrum of activities including sponsoring and managing private Investment Funds and other activities.  Those activities may present conflicts if other Investment Funds either compete for the same investment opportunity or pursue investment strategies counter to each other.

PROXY VOTING POLICIES AND PROCEDURES

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Master Fund or Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies").  The Fund and the Master Fund have delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the proxies in accordance with the Adviser's proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund and the Master Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors.  On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund and the Master Fund.  In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors indicating how the Adviser proposes to vote on the matter and its reasons for doing so.

The Master Fund intends to hold its interests in the Investment Funds in non-voting form.  Where only voting securities are available for purchase by the Master Fund, in all, or substantially all, instances, the Master Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Master Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212) 317-9200, and on the SEC's website at www.sec.gov.

FEES AND EXPENSES

The Adviser will bear all of its own costs incurred in providing investment advisory services to the Fund and the Master Fund.  The Fund will bear (whether borne directly or indirectly through and in proportion to, the Fund's interest in the Master Fund) all expenses incurred in the business and investment program of the Fund, including all costs related to its organization and offering of Units, and any charges and fees to which the Fund is subject as an investor in the Investment Funds.  The Adviser also provides, or arranges at its expense, for certain management and administrative services for the Fund and the Master Fund.  Some of those services include providing support services, maintaining and preserving certain records, and preparing and filing various materials with state and U.S. federal regulators.

Expenses borne by the Fund (whether borne directly or indirectly through and in proportion to, the Fund's interest in the Master Fund) (and, thus, indirectly by Investors) include:

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all expenses related to the investment program, including, but not limited to:  (i) expenses borne indirectly through the Master Fund's investments in the Investment Funds, including, without limitation, any fees and expenses charged by the Investment Fund Managers (such as management fees, performance, carried interests or incentive fees or allocations, monitoring fees, property management fees, and redemption or withdrawal fees); (ii) all costs and expenses directly related to portfolio transactions and positions for the Fund's account, such as direct and indirect expenses associated with the Master Fund's investments in Investment Funds (whether or not consummated), and enforcing the Fund's and Master Fund's rights in respect of such investments;  (iii) transfer taxes and premiums; (iv) taxes withheld on non-U.S. dividends or other non-U.S. source income; (v) fees for data, software and technology providers; (vi) professional fees (including, without limitation, the fees and expenses of consultants, attorneys and experts); and (vii) if applicable, brokerage commissions, interest and commitment fees on loans and debit balances, borrowing charges on securities sold short, dividends on securities sold but not yet purchased and margin fees;

•	the Management Fee;

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all costs and expenses (including costs and expenses associated with the organization and initial registration of the Fund and the Master Fund) associated with the operation and ongoing registration of the Fund and the Master Fund, including, without limitation, all costs and expenses associated with the repurchase offers, offering costs, and the costs of compliance with any applicable Federal or state laws;

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fees of the Independent Directors and the costs and expenses of holding any meetings of the Board or Investors that are regularly scheduled, permitted or required to be held under the terms of the LLC Agreement, the 1940 Act or other applicable law;

•	a portion, as determined by the Board, of the compensation payable to the chief compliance officer, and expenses attributable to implementing the compliance program;

•	fees and expenses of performing research, risk analysis and due diligence, including third party background checks;

•	fees and disbursements of any attorneys, accountants, auditors and other consultants and professionals engaged on behalf of the Fund, the Master Fund and the Independent Directors;

•	the costs of a fidelity bond and any liability or other insurance obtained on behalf of the Master Fund, the Fund, the Adviser, or the Directors or the officers of the Fund or Master Fund;

•	recordkeeping, custody and transfer agency fees and expenses;

•	all costs and expenses of preparing, setting in type, printing and distributing reports and other communications to Investors or potential Investors;

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all expenses of computing net asset value, including any equipment or services obtained for the purpose of valuing the  investment portfolio, including appraisal and valuation services provided by third parties;

•	all charges for equipment or services used for communications between the Master Fund, the Fund and any custodian, administrator or other agent;

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fees of custodians, and other service providers including transfer agents and depositaries (including The Depository Trust & Clearing Corporation and National Securities Clearing Corporation), and other persons providing administrative services;

•	any extraordinary expenses (as defined below), including indemnification or litigation expenses;

•	all taxes to which the Fund and the Master Fund may be subject, directly or indirectly, and whether in the U.S., any state thereof or any other U.S. or non-U.S. jurisdictions; and

•	such other types of expenses as may be approved from time to time by the Board.

The Fund and the Master Fund will reimburse the Adviser for any of the above expenses that it pays on behalf of the Fund or Master Fund.

The initial operating expenses for a new fund, including start-up costs, which may be significant, may be higher than the expenses of an established fund.  The Fund is expected to incur organizational and offering expenses of approximately $[______] in connection with the initial offering of Units.  The Fund will bear certain ongoing offering costs associated with the Fund's continuous offering of Units (mostly printing expenses).  Offering costs cannot be deducted by the Fund or the Fund's Investors.

The Adviser has voluntarily entered into an "Expense Limitation and Reimbursement Agreement" with the Fund (whether borne directly or indirectly through and in proportion to, the Fund's interest in the Master Fund) for a one-year term beginning on the Initial Closing Date and ending on the one year anniversary thereof (the "Limitation Period") to limit the Specified Expenses borne by the Fund during the Limitation Period to an amount not to exceed [__]% per annum of the Fund's net assets (the "Expense Cap").  Specified Expenses include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Management Fee; (ii) the Distribution and Servicing Fee; (iii) fees, expenses, allocations, carried interests, etc. of the Investment Funds in which the Fund invests, (iv) transaction costs, including costs associated with the transfer of secondary interests, (v) interest payments, (vi) fees and expenses in connection with a credit facility, if any, and (vii) extraordinary expenses (as determined in the sole discretion of the Adviser).  These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to [__]% of the Fund's net assets.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement at any time in its sole discretion.

"Extraordinary expenses" are expenses incurred outside of the ordinary course of business, including, without limitation, litigation or indemnification expenses, excise taxes, and costs incurred in connection with holding and/or soliciting proxies for a meeting of Investors.

The Investment Funds bear various expenses in connection with their operations similar to those incurred by the Fund.  Investment Fund Managers generally assess asset-based fees to, and receive incentive-based allocations from, the Investment Funds.  As a result, the investment returns of the Investment Funds will be reduced.  As an investor in the Investment Funds, the Fund will bear its proportionate share of the expenses and fees of the Investment Funds and will also be subject to incentive allocations to the Investment Fund Managers.

[_________________], as the Fund's administrator, performs certain administration, accounting and investor services for the Fund.  In consideration for these services, the Fund pays [__________] a fee based on the average net assets of the Fund (subject to certain minimums), and will reimburse [___________] for out-of-pocket expenses.

Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Investors.  The Fund will pay a monthly Distribution and Servicing Fee out of the net assets of Class A Units at the annual rate of 0.60% of the aggregate net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units).  The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Distribution and Servicing Fee regardless of how long they have held their Class A Units.  The Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to brokers, dealers and certain other financial advisors and for the Placement Agent's ongoing investor servicing.  Each compensated broker, dealer or other financial advisor is paid by the Placement Agent based on the aggregate net asset value of outstanding Class A Units held by Investors that receive services from such broker, dealer or other financial advisor.

DESCRIPTION OF UNITS

General

The Fund is a limited liability company organized under the laws of the state of Delaware.  The Fund is authorized to issue an unlimited number of Units.  Each Unit has one vote at all meetings of Investors and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable.  Each Investor will have the right to cast a number of votes based on the number of such Investor's respective Units at any meeting of Investors called by the Board or Investors holding at least one-third of the total number of votes eligible to be cast by all Investors.  Except for the exercise of their voting privileges, Investors will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

All Units are equal as to dividends, assets and voting privileges and have no conversion, preemptive or other subscription rights.  Investors are not liable for further calls or assessments.  The Fund will send periodic reports (including financial statements) to all Investors.  The Fund does not intend to hold annual meetings of Investors.  Investors are entitled to receive dividends only if and to the extent declared by the Board and only after the Board has made provision for working capital and reserves as it in its sole discretion deems advisable.  Units are not available in certificated form.  With very limited exceptions, Units are not transferable and liquidity will be provided principally through limited repurchase offers.  See "Types of Investments and Related Risk Factors—Limitations on Transfer; Units Not Listed; No Market for Class A Units."

In general, any action requiring a vote of Investors shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Units.  Any change in the Fund's fundamental policies may also be authorized by the vote of the holders of two-thirds of the Units present at an Investor's meeting if the holders of a majority of the outstanding Units are present or represented by proxy.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, after payment of all of the liabilities of the Fund, Investors are entitled to share ratably in all the remaining assets of the Fund.

DISTRIBUTION POLICY; DIVIDENDS

The Fund expects that dividends will be paid annually on the Units in amounts representing substantially all of the net investment income, if any, earned each year.  Payments on the Units may vary in amount depending on investment income received and expenses of operation.

Substantially all of any taxable net capital gain realized on investments will be paid to Investors at least annually.  In addition, depending upon the performance of the Master Fund's investments, the related growth of the Fund's net assets, and the availability of attractive investment opportunities, the Fund may from time to time make a distribution that constitutes a return of capital for federal income tax purposes—that is to say, the Fund will effectively be returning to each Investor a portion of the Investor's initial investment in the Fund.  A return of capital will not be taxable to Investors at the time of its payment.  It will, however, decrease an Investor's tax basis in his or her Units.  For example, if an Investor has a basis in his Units of $100,000 and then receives a return of capital of $5,000, the Investor will not have to pay taxes on the return of capital when the Investor receives it.  However, the Investor's tax basis in his Units will be reduced from $100,000 to $95,000.  If the Investor later tenders his Units for $105,000, the Investor will have a taxable gain of $10,000 instead of only $5,000 had there not been any prior return of capital.  See "Certain Tax Considerations—Distributions" and "—Income from Repurchases and Transfers of Units."

The net asset value of each Unit that an Investor owns will be reduced by the amount of the distributions or dividends that the Investor receives in respect of Units.

An Investor's dividends and capital gain distributions will be automatically reinvested if the Investor does not instruct the Administrator otherwise.  An Investor who elects not to reinvest will receive both dividends and capital gain distributions in cash.  The Fund may limit the extent to which any distributions that are returns of capital may be reinvested in the Fund.

Units will be issued at their net asset value on the ex-dividend date; there is no sales charge or other charge for reinvestment.  Investors may elect initially not to reinvest by indicating that choice on the Investor Application.  Investors are free to change their election at any time by contacting the Administrator.  Your request must be received by the Fund before the record date to be effective for that dividend or capital gain distribution.

The Fund reserves the right to suspend at any time the ability of Investors to reinvest distributions and to require Investors to receive all distributions in cash, or to limit the maximum amount that may be reinvested, either as a dollar amount or as a percentage of distributions.  The Fund may determine to do so if, for example, the amount being reinvested by Investors exceeds the available investment opportunities that the Adviser considers suitable for the Fund.

APPLICATION FOR INVESTMENT

Eligible Investors

Units will be offered only to Eligible Investors.  This means that to purchase Units of the Fund, a prospective Investor will be required to certify that the Units are being acquired by an "accredited investor" as defined in Rule 501(a) of Regulation D promulgated under the 1933 Act.  An "accredited investor" includes, among other investors, a natural person who has a net worth (or a joint net worth with that person's spouse), excluding the value of such natural person's primary residence, immediately prior to the time of purchase in excess of $1 million, or income in excess of $200,000 (or joint income with the investor's spouse in excess of $300,000) in each of the two preceding years and has a reasonable expectation of reaching the same income level in the current year, and certain legal entities with total assets exceeding $5 million.  Existing Investors seeking to purchase additional Units will be required to qualify as Eligible Investors at the time of the additional purchase.  The Adviser may from time to time impose stricter or less stringent eligibility requirements.

Purchase Terms

The Fund may accept initial and additional purchases of Units as of the first business day of each calendar month.  Each prospective Investor will be required to complete an Investor Application and certify that the Units being purchased are being acquired by an Eligible Investor.  If available funds and the application are not received and accepted by the applicable Closing Date, the order will not be accepted at such Closing Date.  The Fund will not be obligated to sell to brokers or dealers any Units, including Units that have not been placed with Eligible Investors.  The Fund does not issue the Units purchased (and an investor does not become an Investor with respect to such Units) until the applicable purchase date, i.e., the first business day of the relevant calendar month.  Consequently, purchase proceeds do not represent capital of the Fund, and do not become assets of the Fund, until such date.

Any amounts received in advance of initial or additional purchases of Units are placed in a non-interest-bearing escrow account prior to the amounts' being invested in the Fund, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  The purchase amount will be released from the escrow account once the Investor's order is accepted.  The Fund reserves the right to reject any purchase of Units in certain circumstances (including, without limitation, when the Fund has reason to believe that such purchase would be unlawful).  Unless otherwise required by applicable law, any amount received in advance of a purchase ultimately rejected by the Fund will be returned to the prospective Investor.

The Fund will not hold an Initial Closing until at least $[___] million (the "Initial Minimum Target") in subscriptions have been received by the Fund (which such subscriptions will be held in a non-interest-bearing escrow account by the Fund's escrow agent).  If the Fund has not received initial subscriptions of at least the Initial Minimum Target on or before [___________], the Fund's escrow agent will return to subscribers the amount of their subscriptions, without interest.

Investors in Class A Units may be charged a placement fee up to a maximum of 3.50% on the amount of the Investor's purchase.  The Fund and/or an authorized broker or dealer may, in its discretion, waive the placement fee for certain Investors.  In addition, purchasers of Units in conjunction with certain "wrap" fee, asset allocation or other managed asset programs may not be charged a placement fee.  Notwithstanding any waiver, all Investors in Class A Units remain subject to eligibility requirements set forth in this Confidential Memorandum.  Investors in Class I Units will not be charged any placement fee.

Generally, the stated minimum initial investment in the Fund is $50,000, which minimum may be reduced by the Fund in the sole discretion of the Adviser based on consideration of various factors, including the Investor's overall relationship with the Adviser, the Investor's holdings in other funds affiliated with the Adviser, and such other matters as the Adviser may consider relevant at the time.  From time to time, the Fund may sell additional Units to Eligible Investors.  The minimum additional investment in the Fund is $10,000.  For employees or directors of the Adviser and its affiliates, and members of their immediate families, and, in the sole discretion of the Adviser, attorneys or other professional advisors engaged on behalf of the Fund, and members of their immediate families, the minimum required initial investment in the Fund is $25,000.

Under the terms of the Placement Agent Agreement, the Placement Agent is authorized to retain brokers, dealers and certain financial advisors for distribution services and to provide ongoing investor services and account maintenance services to Investors.  The Fund will pay a monthly Distribution and Servicing Fee out of the net assets of Class A Units at the annual rate of 0.60% of the aggregate net asset value of Class A Units, determined and accrued as of the last day of each calendar month (before any repurchases of Class A Units).  The Distribution and Servicing Fee is charged on an aggregate class-wide basis, and Investors in Class A Units will be subject to the Distribution and Servicing Fee regardless of how long they have held their Class A Units.  The Distribution and Servicing Fee is paid to the Placement Agent to reimburse it for payments made to brokers, dealers and certain other financial advisors and for the Placement Agent's ongoing investor servicing.  Each compensated broker, dealer or other financial advisor is paid by the Placement Agent based on the aggregate net asset value of outstanding Class A Units held by Investors that receive services from such broker, dealer or other financial advisor.

Class I Units will not be subject to a Distribution and Servicing Fee.

In addition to any sales loads payable by Investors and the Distribution and Servicing Fee, the Adviser (or one of its affiliates) generally expects to compensate out of its own resources, and not the assets of the Fund, certain financial intermediaries, in connection with the sale of Units and also in connection with various other services including those related to the support and conduct of due diligence, Investor account maintenance, the provision of information and support services to clients and the inclusion on preferred provider lists.

To help the government fight terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each Investor.  As a result, Investors will need to identify the name, address, date of birth, and other identifying information about the Investors.  If an Investor's identity cannot be verified, the Investor may be restricted from conducting additional transactions and/or have their investment liquidated.  In addition, any other action required by law will be taken.

REPURCHASES OF UNITS AND TRANSFERS

No Right of Redemption

No Investor or other person holding Units acquired from an Investor has the right to require the Fund to redeem any Units.  No public market for Units exists, and none is expected to develop in the future.  As a result, Investors may not be able to liquidate their investment other than through repurchases of Units by the Fund, as described below.

Repurchases of Units

After completing the first two full years of operations, the Fund may, from time to time, provide liquidity to Investors by offering to repurchase Units pursuant to written tenders by Investors.  Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Board of Directors, in its sole discretion.  Investors tendering Units for repurchase must do so by a date specified in the notice describing the terms of the repurchase offer, which will generally be approximately 75 days prior to the date that the Units to be repurchased are valued by the Fund.  Investors that elect to tender their Units in the Fund will not know the price at which such Units will be repurchased until such valuation date.

Since all or substantially all of the Fund's assets will be invested in the Master Fund, the Fund will generally find it necessary to liquidate a portion of its Master Fund Interests in order to satisfy repurchase requests.  Because Master Fund Interests may not be transferred, the Fund may withdraw a portion of its Master Fund Interest only pursuant to repurchase offers by the Master Fund.  Therefore, the Fund does not expect to conduct a repurchase offer of Units unless the Master Fund contemporaneously conducts a repurchase offer for Master Fund Interests.

In determining whether the Fund should offer to repurchase Units, the Board of Directors will consider the recommendations of the Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors.  The Adviser anticipates that, generally, after the Fund completes its first two full years of operations, the Adviser will recommend to the Board that the Fund offer to repurchase Units from Investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31 (or, if any such date is not a business day, on the immediately preceding business day) (each such date is referred to as a "Tender Valuation Date").  The Adviser expects that, generally, it will recommend to the Board that each repurchase offer made during the calendar quarters (i.e., quarters ending March 31, June 30, September 30 and December 31) should apply to no more than 5% of the net assets of the Fund.  Each repurchase offer will generally commence approximately 100 days prior to the applicable Tender Valuation Date.

In determining whether to accept a recommendation to conduct a repurchase offer at any such time, the Board of Directors will consider the following factors, among others:

•	whether any Investors have requested to tender Units to the Fund;

•	the liquidity of the Fund's assets (including fees and costs associated with disposing of the Fund's interests in underlying Investment Funds);

•	the investment plans and working capital and reserve requirements of the Fund;

•	the relative economies of scale of the tenders with respect to the size of the Fund;

•	the history of the Fund in repurchasing Units;

•	the availability of information as to the value of the Fund's investments in underlying Investment Funds;

•	the existing conditions of the securities markets and the economy generally, as well as political, national or international developments or current affairs;

•	any anticipated tax consequences to the Fund of any proposed repurchases of Units; and

•	the recommendations of the Adviser.

The Fund will repurchase Units from Investors pursuant to written tenders on terms and conditions that the Board of Directors determines to be fair to the Fund and to all Investors.  When the Board of Directors determines that the Fund will repurchase Units, notice will be provided to Investors describing the terms of the offer, containing information Investors should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.  Investors deciding whether to tender their Units during the period that a repurchase offer is open may obtain the Fund's net asset value per unit by contacting the Adviser during the period.

Subject to applicable law, the LLC Agreement provides that after the first two full years of operations, if an Investor has submitted a written request to have the Fund commence a repurchase offer and the Fund has not commenced a repurchase offer of 5% of the net assets of the Fund within a period of two years from such request, the Fund will offer Investors the opportunity to remain in the Fund or elect to contribute Units to a special purpose vehicle (the "SPV") that will seek to liquidate at least 90% of its assets within three full fiscal years of such contribution. The SPV will bear no Management Fees after such three year period.

If a repurchase offer is oversubscribed by Investors who tender Units, the Fund may extend the repurchase offer, repurchase a pro rata portion of the Units tendered, or take any other action permitted by applicable law.  In addition, the Fund may repurchase Units of Investors if, among other reasons, the Fund determines that such repurchase would be in the interests of the Fund.

Repurchases will be effective after receipt and acceptance by the Fund of eligible written tenders of Units from Investors by the applicable repurchase offer deadline.

The Fund does not impose any charges in connection with repurchases of Units unless the Unit is held for less than one year.  A 2% early repurchase fee (the "Early Repurchase Fee") will be charged by the Fund with respect to any repurchase of Units from an Investor at any time prior to the day immediately preceding the one-year anniversary of the Investor's purchase of the Units.  The Early Repurchase Fee will be retained by the Fund and will be for the benefit of the Fund's remaining Investors.  Units tendered for repurchase will be treated as having been repurchased on a "first in –first out" basis.  Units will be repurchased by the Fund after the Management Fee has been deducted from the Fund's assets as of the end of the quarter in which the repurchase occurs (i.e., the accrued Management Fee for the quarter in which Units are to be repurchased is deducted before effecting the repurchase).

In light of liquidity constraints associated with the Fund's investments in Investment Funds, each repurchase offer will generally commence approximately 100 days prior to the applicable Tender Valuation Date.  Tenders will be revocable upon written notice to the Fund up to 75 days prior to the Tender Valuation Date (such deadline for revocation being the "Expiration Date").  If a repurchase offer is extended, the Expiration Date will be extended accordingly.

Repurchases of Units by the Fund will be made in the form of non-interest bearing promissory notes.  Each tendering Investor will receive a promissory note in an amount equal to the net asset value of the Investor's Units.  Any promissory notes provided to Investors in payment for tendered Units will not be transferable.  The delivery of such promissory notes will generally be made promptly (within five business days) after the Tender Valuation Date.  Payment of substantially all of the promissory notes will be made as promptly as practicable after the applicable Tender Valuation Date.

If the Fund's repurchase procedures must be revised in order to comply with regulatory requirements, the Board of Directors will adopt modified procedures reasonably designed to provide Investors substantially the same liquidity for Units as would be available under the procedures described above.  The Fund may not be able to guarantee liquidity to Investors through repurchase offers, as the Master Fund may be limited in its ability to liquidate its holdings in Investment Funds to meet repurchase requests.  Repurchase offers principally will be funded by cash and cash equivalents, as well as by the sale of certain liquid securities.  Accordingly, the Fund may need to suspend or postpone repurchase offers if it (or the Master Fund) is required to dispose of interests in Investment Funds and is not able to do so in a timely manner.

As described above, in certain circumstances the Board or the Master Fund Board may determine not to conduct a repurchase offer, or to conduct a repurchase offer of less than 5% of the Fund's or the Master Fund's net assets.  In particular, during periods of financial market stress, the Master Fund Board may determine that some or all of the Master Fund investments cannot be liquidated at their fair value, making a determination not to conduct repurchase offers more likely.

As an alternative, during such periods the Board and the Master Fund Board may offer to repurchase Units and Master Fund Interests, respectively, at a discount to their prevailing net asset value that appropriately reflects market conditions, subject to applicable law (a "Discount Repurchase Offer").  Any such Discount Repurchase Offer will be made contemporaneously by the Fund and the Master Fund, and the benefit of any Units or Master Fund Interests repurchased at a discount will be for the account of the Fund and the Master Fund, respectively.

The Fund may be required to liquidate portfolio holdings earlier than the Adviser would have desired in order to meet the repurchase requests.  Such necessary liquidations may potentially result in losses to the Fund, and may increase the Fund's investment related expenses as a result of higher portfolio turnover rates.  The Adviser intends to take measures, subject to policies as may be established by the Board of Directors, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of Units.  If the Fund borrows to finance repurchases, interest on that borrowing will negatively affect investors who do not tender their Units in a repurchase offer by increasing the Fund's expenses and reducing any net investment income.

An Investor tendering for repurchase only a portion of its Units must maintain an investment balance of at least $25,000 after the repurchase is effected.  If an Investor tenders an amount that would cause the Investor's investment balance to fall below the required minimum, the Fund reserves the right to reduce the amount to be repurchased from the Investor so that the required minimum balance is maintained.  The Fund may also repurchase all of the Investor's Units in the Fund.

The Fund may repurchase Units without consent or other action by the Investor or other person if the Fund determines that:

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the Units have been transferred or have vested in any person other than by operation of law (i.e., the result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the Investor);

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ownership of Units by an Investor or other person is likely to cause the Fund to be in violation of, require registration of any Units under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

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continued ownership of Units by an Investor may be harmful or injurious to the business or reputation of the Fund, or may subject the Fund or any Investor to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	any of the representations and warranties made by an Investor or other person in connection with the acquisition of Units was not true when made or has ceased to be true;

•
with respect to an Investor subject to special laws or regulations, the Investor is likely to be subject to additional regulatory or compliance requirements under these special laws or regulations by virtue of continuing to hold any Units;

•	the investment balance of the Investor falls below $25,000; or

•	it would be in the interest of the Fund for the Fund to repurchase the Units.

In the event that the Adviser or any of its affiliates holds Units in the capacity of an Investor, the Units may be tendered for repurchase in connection with any repurchase offer made by the Fund.

Transfers of Units

Units may be transferred only (i) by operation of law pursuant to the death, bankruptcy, insolvency or dissolution of an Investor or (ii) with the written consent of the Adviser, which may be withheld in its sole and absolute discretion and is expected to be granted, if at all, only in limited circumstances.  Notice to the Fund of any proposed transfer must include evidence satisfactory to the Fund that the proposed transfer is exempt from registration under the 1933 Act and that the proposed transferee meets any requirements imposed by the Fund with respect to Investor eligibility and suitability, including the requirement that any Investor at the time of purchase be an Eligible Investor, and must be accompanied by a properly completed Investor Application.

Each Investor and transferee is required to pay all expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with such transfer.  If such a transferee does not meet the Investor eligibility requirements, the Fund reserves the right to repurchase the Units transferred.

By purchasing Units of the Fund, each Investor has agreed to indemnify and hold harmless the Fund, the Master Fund, the directors, the Adviser, each other Investor and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs and expenses, including legal or other expenses incurred in investigating or defending against any such losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement, joint or several, to which such persons may become subject by reason of or arising from any transfer made by such Investor in violation of these provisions or any misrepresentation made by such Investor in connection with any such transfer.

CALCULATION OF NET ASSET VALUE

Each of the Fund and the Master Fund will calculate its net asset value as of the close of business on the last business day of each calendar month, each date that a Unit is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a "Determination Date").  In determining its net asset value, each of the Fund and the Master Fund will value its investments as of the relevant Determination Date.  The net asset value of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.  Similarly, the net asset value of the Master Fund will equal, unless otherwise noted, the value of the assets of the Master Fund, less all of its liabilities, including accrued fees and expenses.

Because the Fund invests all or substantially all of its assets in the Master Fund, the value of the assets of the Fund will depend on the value of its pro rata interest in the Master Fund investments.  The Adviser will oversee the valuation of the Fund's investments on behalf of the Fund and the valuation of the Master Fund investments on behalf of the Master Fund.  The Board and the Master Fund Board have approved valuation procedures for the Fund and the Master Fund, which are in substance identical (the "Valuation Procedures").

The Valuation Procedures provide that the Master Fund will value its investments in Investment Funds and direct private equity investments at fair value.  The fair value of such investments as of each Determination Date ordinarily will be the carrying amount (book value) of the Master Fund's interest in such investments as determined by reference to the most recent balance sheet, statement of capital account or other valuation provided by the relevant Investment Fund Manager as of or prior to the relevant Determination Date; provided that such values will be adjusted for any other relevant information available at the time the Master Fund values its portfolio, including capital activity and material events occurring between the reference dates of the Investment Fund Manager's valuations and the relevant Determination Date.

A meaningful input in the Adviser's Valuation Procedures will be the valuations provided by Carlyle.  The valuation of Carlyle investments is performed in accordance with Topic 820 – Fair Value Measurements and Disclosures.  Generally, Carlyle values its investments at their market price if market quotations are readily available, with a discount in the case of restricted securities.  In the absence of observable market prices, Carlyle values its investments using valuation methodologies applied on a consistent basis.  For some investments little market activity may exist.  Carlyle management's determination of fair value is then based on the best information available in the circumstances and may incorporate management's own assumptions and involves a significant degree of judgment, taking into consideration a combination of internal and external factors, including the appropriate risk adjustments for nonperformance and liquidity risks.  Investments for which market prices are not observable include private investments in the equity of operating companies, real estate properties or certain debt positions.

The actual realized returns on Carlyle's unrealized investments will depend on, among other factors, future operating results, the value of the assets and market conditions at the time of disposition, any related transaction costs and the timing and manner of sale, all of which may differ from the assumptions on which the Carlyle valuations are based.

In reviewing the valuations provided by Investment Fund Managers, the Valuation Procedures require the consideration of all relevant information reasonably available at the time the Master Fund values its portfolio.  The Adviser will consider such information, and may conclude in certain circumstances that the information provided by the Investment Fund Manager does not represent the fair value of a particular Investment Fund or direct private equity investment.  In accordance with the Valuation Procedures, the Adviser will consider whether it is appropriate, in light of all relevant circumstances, to value such interests based on the net asset value reported by the relevant Investment Fund Manager, or whether to adjust such value to reflect a premium or discount to such net asset value.  Any such decision will be made in good faith, and subject to the review and supervision of the Master Fund Board.

For example, Investment Fund Managers may value investments in Portfolio Companies and direct private equity investments at cost.  The Valuation Procedures provide that, where cost is determined to best approximate the fair value of the particular security under consideration, the Adviser may approve such valuations.  In other cases, the Adviser may be aware of sales of similar securities to third parties at materially different prices, or of other circumstances indicating that cost may not approximate fair value (which could include situations where there are no sales to third parties).  In such cases, the Master Fund's investment will be revalued in a manner that the Adviser, in accordance with the Valuation Procedures, determines in good faith best approximates market value.  The Master Fund Board will be responsible for ensuring that the Valuation Procedures are fair to the Master Fund and consistent with applicable regulatory guidelines.

Notwithstanding the above, Investment Fund Managers unaffiliated with Carlyle may adopt a variety of valuation bases and provide differing levels of information concerning Investment Funds and direct private equity investments, and there will generally be no liquid markets for such investments.  Consequently, there are inherent difficulties in determining the fair value that cannot be eliminated.  None of the Master Fund Board, the Board or the Adviser will be able to confirm independently the accuracy of valuations provided by any Investment Fund Managers (which are generally unaudited).

To the extent the Fund or the Master Fund holds securities or other instruments that are not investments in Investment Funds or direct private equity investments, the Fund or the Master Fund, as applicable, will generally value such assets as described below.  Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of the relevant Determination Date.  If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded.  Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the relevant Determination Date or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined.  Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Valuation Procedures.

Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service.  Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board and the Master Fund Board have determined to approximate fair value.  All other instruments held by the Master Fund will be valued in accordance with the Valuation Procedures.

If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Adviser will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures.  In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset.  The fair values of one or more assets may not be the prices at which those assets are ultimately sold and the differences may be significant.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a recognized pricing service.

The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists.  Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund or the Master Fund.  Consequently, the fees charged to the Fund or the Master Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

Expenses of the Master Fund, including the Management Fee, are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Master Fund's net asset value.  Similarly, expenses of the Fund are accrued on a monthly basis on the Determination Date and taken into account for the purpose of determining the Fund's net asset value.

Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Master Fund's net asset value and the Fund if the judgments of the Master Fund Board, the Board, the Adviser, or the Investment Fund Managers regarding appropriate valuations should prove incorrect.  Also, Investment Fund Managers will generally only provide determinations of the net asset value of Investment Funds periodically, in which event it may not be possible to determine the Master Fund's net asset value, and therefore the Fund's net asset value, more frequently.

CERTAIN TAX CONSIDERATIONS

To ensure compliance with the requirements imposed by the U.S. Treasury Department in Circular 230, all Investors and potential Investors are hereby informed that (i) any tax advice contained in this Confidential Memorandum is not intended or written to be used, and cannot be used, by any taxpayer for the purpose of avoiding penalties under the Code, (ii) any such advice is written to support the promotion or marketing of the transactions or matters addressed in this Confidential Memorandum, and (iii) each Investor and potential Investor should seek advice based on its particular circumstances from an independent tax advisor.

The following is a summary of certain U.S. federal income tax considerations relevant to the acquisition, holding and disposition of Units.  This discussion offers only a brief outline of the federal income tax consequences of investing in the Fund and is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive.  The discussion is limited to persons who hold their Units as capital assets for federal income tax purposes.  This summary does not address all of the federal income tax consequences that may be relevant to a particular Investor or to Investors who may be subject to special treatment under federal income tax laws.  No ruling has been or will be obtained from the Internal Revenue Service ("IRS") regarding any matter relating to the Fund, the Master Fund, the Units or the Master Fund Interests.  No assurance can be given that the IRS would not assert a position contrary to any of the tax aspects described below.  The discussion set forth herein does not constitute tax advice.  Investors must consult their own tax advisors as to the federal income tax consequences of the acquisition, holding and disposition of Units of the Fund, as well as the effects of state, local and non-U.S. tax laws

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND'S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND AND THE MASTER FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND'S OR THE MASTER FUND'S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Qualification as a Regulated Investment Company; Tax Treatment

The Adviser expects that the Fund will qualify for treatment as a RIC under the Code.

To qualify as a RIC, the Fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stocks, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" (as defined in the Code) (all such income items, "qualifying income"); and (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses or one or more "qualified publicly traded partnerships" (as defined in the Code).

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund's distributive share of items of income, gain and loss derived through the Master Fund (which, as discussed below, is intended to be classified as a partnership for U.S. federal income tax purposes) and any Investment Funds that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized such tax items in the same manner as realized by those Investment Funds.  Similarly, for the purpose of the asset diversification test, the Fund, in appropriate circumstances, will "look through" to the assets held by the Master Fund and such Investment Funds.

Pursuant to the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act"), a RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect.  However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which the RIC's non-qualifying gross income exceeds one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

Also pursuant to the Modernization Act, a RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances.  If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.  However, in such case, a tax is imposed on the RIC, at the highest stated corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met.  In all events, however, such tax will not be less than $50,000.

If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification test, the Fund may seek to take certain actions to avert such a failure.  However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because of the limited liquidity of the interests in the Investment Funds.  While general cure provisions apart from those discussed above afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to do so may limit utilization of this cure period and, possibly, the extended cure period discussed above.

As a RIC, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses, but determined without regard to the deduction for dividends paid) and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to Investors, provided that it distributes at least 90% of the sum of its investment company taxable income and any net tax-exempt income for such taxable year.  The Fund intends to distribute to its Investors, at least annually, substantially all of its investment company taxable income, net tax-exempt income, and net capital gains.  Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement, described below, are subject to a nondeductible 4% excise tax.  To prevent imposition of the excise tax, the Fund generally must distribute during each calendar year an amount at least equal to the sum of (1) 98% of its ordinary income (not taking into account any capital gains or losses), generally determined on a calendar year basis, (2) 98.2% of its capital gain net income, determined under prescribed rules for this purpose (which is generally determined on the basis of the one-year period ending on October 31st of such year), and (3) any ordinary income and capital gain net income from previous years that was not distributed during those years and on which the Fund paid no U.S. federal income tax.  The Fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

If the Fund does not qualify as a RIC, it will be treated for tax purposes as an ordinary corporation.  In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to Investors.  In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits.

Distributions

The Fund will ordinarily declare and pays dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources), and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for Investors that are corporations.  Further, for taxable years beginning on or before December 31, 2012 (which date may be extended by future legislation), to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates, by Investors that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Units have been held by the Investor, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  Distributions by the Fund that are or are considered to be in excess of the Fund's current and accumulated earnings and profits for the relevant period will be treated as a tax-free return of capital to the extent of (and in reduction of) an Investor's tax basis in its Units and any such amount in excess of such tax basis will be treated as gain from the sale of Units, as discussed below.  Similarly, as discussed below at "Income from Repurchases and Transfers of Units," if a repurchase of an Investor's Units does not qualify for sale or exchange treatment, the Investor may, in connection with such repurchase, be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Investor's tax basis in the relevant Units repurchased.  In such case, the tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by the Investor.

The tax treatment of dividends and capital gain distributions will be the same whether the Investor takes them in cash or reinvests them to buy additional Units.

The Fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained.  In such case, it may report the retained amount as undistributed capital gains to its Investors, who will be treated as if each Investor received a distribution of his or her pro rata share of such gain, with the result that each Investor will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of tax paid by the Fund on the gain, and (iii) increase the tax basis for his or her Units by an amount equal to the deemed distribution less the tax credit.

For taxable years beginning after December 31, 2012, an additional 3.8% tax will be imposed in respect of the net investment income of certain individuals and on the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" will generally include, among other things, dividends (including dividends paid with respect to the Units to the extent paid out of the Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Units), but will be reduced by any deductions properly allocable to such income or net gain.  Investors are advised to consult their own tax advisors regarding the additional taxation of net investment income.

Income from Repurchases and Transfers of Units

A repurchase of Units by the Fund will be a taxable transaction for federal income tax purposes, either as a "sale or exchange," or, under certain circumstances, as a "dividend."  In general, the transaction should be treated as a sale or exchange of the Units if the receipt of cash results in a meaningful reduction in the Investor's proportionate interest in the Fund or results in a "complete redemption" of the Investor's Units, in each case applying certain constructive ownership rules.

If the repurchase of an Investor's Units qualifies for sale or exchange treatment, the Investor will recognize gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.  Such gain or loss will be capital gain or loss if the repurchased Units were held by the Investor as capital assets, and generally will be treated as long-term capital gain or loss if the repurchased Units were held by the Investor for more than one year, or as short-term capital gain or loss if the repurchased Units were held by the Investor for one year or less.  However, if the Investor received any long-term capital gain distributions in respect of the repurchased Units (including, for this purpose, amounts credited as undistributed capital gains in respect of those Units) and held the repurchased Units for six months or less, any loss realized by the Investor upon the repurchase will be treated as long-term capital loss to the extent that it offsets the long-term capital gain distributions.

Notwithstanding the foregoing, any capital loss realized by an Investor will be disallowed to the extent the Units repurchased by the Fund are replaced (including through reinvestment of dividends) with substantially similar Units within a period of 61 days beginning 30 days before and ending 30 days after the repurchase of the Units.  If disallowed, the loss will be reflected in an upward adjustment to the basis of the Units acquired.  The deductibility of capital losses is subject to statutory limitations.

If the repurchase of an Investor's Units does not qualify for sale or exchange treatment, the Investor may be treated as having received, in whole or in part, a taxable dividend, a tax-free return of capital or taxable capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Investor's tax basis in the relevant Units.  The tax basis in the Units repurchased by the Fund, to the extent remaining after any dividend and return of capital distribution with respect to those Units, will be transferred to any remaining Units held by the Investor.

The Fund generally will be required to report to the IRS and each Investor the cost basis and holding period for each respective Investor's Units repurchased by the Fund.  The Fund has elected the [average cost] method as the default cost basis method for purposes of this requirement.  If an Investor wishes to accept the average cost method as its default cost basis calculation method in respect of Units in its account, the Investor does not need to take any additional action.  If, however, an Investor wishes to affirmatively elect an alternative cost basis calculation method in respect of its Units, the Investor must contact the Fund's administrator to obtain and complete a cost basis election form.  The cost basis method applicable to a particular Unit repurchase may not be changed after the valuation date established by the Fund in respect of that repurchase.  Investors should consult their tax advisors regarding their cost basis reporting options and to obtain more information about how the cost basis reporting rules apply to them

A sale of Units, other than in the context of a repurchase of Units by the Fund, generally will have the same tax consequences as described above in respect of a Unit repurchase that qualifies for "sale or exchange" treatment.

If an Investor recognizes a loss with respect to Units in excess of certain prescribed thresholds (generally, $2 million or more for an individual Investor or $10 million or more for a corporate Investor), the Investor must file with the IRS a disclosure statement on Form 8886.  Direct investors of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, equity owners of RICs are not excepted.  The fact that a loss is reportable as just described does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.  Investors should consult their tax advisors to determine the applicability of this reporting requirement in light of their particular circumstances.

Other Considerations

There is a possibility that the Fund may from time to time be considered under the Code to be a nonpublicly offered regulated investment company.  Under Temporary regulations, certain expenses of nonpublicly offered regulated investment companies, including the Management Fee, may not be deductible by certain Investors, generally including individuals and entities that compute their taxable income in the same manner as individuals (thus, for example, a qualified pension plan would not be subject to this rule).  Such an Investor's pro rata portion of the affected expenses will be treated as an additional dividend to the Investor and will be deductible by the Investor, subject to the 2% "floor" on miscellaneous itemized deductions and other limitations on itemized deductions set forth in the Code.  A "nonpublicly offered regulated investment company" is a RIC whose equity interests are neither (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market, nor (iii) held by at least 500 persons at all times during the taxable year.

Fund Investments

As discussed elsewhere in this Confidential Memorandum, the Fund will invest substantially all of its assets in the Master Fund.  It is intended that the Master Fund will be treated as a partnership for U.S. federal income tax purposes, and not as an association or "publicly traded partnership" taxable as a corporation.  The Master Fund will invest a portion of its assets in Investment Funds, some of which may be classified as partnerships for U.S. federal income tax purposes.

An entity that is properly classified as a partnership (and not an association or publicly traded partnership taxable as a corporation) is not itself subject to federal income tax.  Instead, each partner of the partnership is required to take into account its distributive share of the partnership's net capital gain or loss, net short-term capital gain or loss, and its other items of ordinary income or loss (including all items of income, gain, loss and deduction allocable to that partnership from investments in other partnerships) for each taxable year of the partnership ending with or within the partner's taxable year.  Each such item will have the same character to a partner, and will generally have the same source (either United States or foreign), as though the partner realized the item directly.  Partners of a partnership must report these items regardless of the extent to which, or whether, the partnership or the partners receive cash distributions for such taxable year.  Accordingly, the Fund may be required to recognize items of taxable income and gain prior to the time that any corresponding cash distributions are made to or by the Master Fund and certain Investment Funds (including in circumstances where investments by the Investment Funds, such as investments in debt instrument with "original issue discount," generate income prior to a corresponding receipt of cash).  In such case, the Fund and/or the Master Fund may have to dispose of assets, including interests in Investment Funds, that it might otherwise have continued to hold in order to generate cash so that the Fund may satisfy the RIC distribution requirements.  Similarly, the Master Fund may have to dispose of interests in Investment Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent certain Investment Funds earn income of a type that is not qualifying income for purposes of the gross income test or hold assets that could cause the Fund not to satisfy the RIC asset diversification test.

UNLESS OTHERWISE INDICATED, REFERENCES IN THIS DISCUSSION TO THE FUND'S INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS, INCLUDE THE DIRECT INVESTMENTS, ACTIVITIES, INCOME, GAIN AND LOSS OF BOTH THE FUND AND THE MASTER FUND, AS WELL AS THOSE INDIRECTLY ATTRIBUTABLE TO THE FUND AS A RESULT OF THE FUND'S OR THE MASTER FUND'S INVESTMENT IN ANY INVESTMENT FUND (OR OTHER ENTITY) THAT IS PROPERLY CLASSIFIED AS A PARTNERSHIP OR DISREGARDED ENTITY FOR U.S. FEDERAL INCOME TAX PURPOSES (AND NOT AN ASSOCIATION OR PUBLICLY TRADED PARTNERSHIP TAXABLE AS A CORPORATION).

Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gains and losses.  However, a portion of the gain or loss realized from the disposition of foreign currencies (including foreign currency denominated bank deposits) and non-U.S. dollar denominated securities (including debt instruments and certain futures or forward contracts and options) may be treated as ordinary income or loss.  Similarly, gains or losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time such receivables are collected or the time that the liabilities are paid may be treated as ordinary income or loss.  In addition, all or a portion of any gains realized from the sale or other disposition of certain market discount bonds will be treated as ordinary income.  Finally, all or a portion of the gain realized from engaging in "conversion transactions" (generally including certain transactions designed to convert ordinary income into capital gain) may be treated as ordinary income.

Hedging and Derivative Transactions

Gain or loss, if any, realized from certain financial futures or forward contracts and options transactions ("Section 1256 contracts") generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  Gain or loss will arise upon exercise or lapse of Section 1256 contracts.  In addition, any Section 1256 contracts remaining unexercised at the end of the holder's taxable year are treated as sold for their then fair market value, resulting in the recognition of gain or loss characterized in the manner described above.

Offsetting positions held by the Fund, or the Investment Funds, involving certain financial futures or forward contracts or options transactions with respect to actively traded personal property may be considered, for tax purposes, to constitute "straddles."  In addition, investments by the Fund in particular combinations of Investment Funds may also be treated as a "straddle."  To the extent the straddle rules apply to positions established by the Fund, or the Investment Funds, losses realized by the Fund may be deferred to the extent of unrealized gain in the offsetting positions.  Further, short-term capital loss on straddle positions may be recharacterized as long-term capital loss, and long-term capital gains on straddle positions may be treated as short-term capital gains or ordinary income.  Certain of the straddle positions held by the Fund, or the Investment Funds, may constitute "mixed straddles."  One or more elections may be made in respect of the federal income tax treatment of "mixed straddles," resulting in different tax consequences.  In certain circumstances, the provisions governing the tax treatment of straddles override or modify certain of the provisions discussed above.

If the Fund, or possibly an Investment Fund, either (1) holds an appreciated financial position with respect to stock, certain debt obligations or partnership interests ("appreciated financial position"), and then enters into a short sale, futures, forward, or offsetting notional principal contract (collectively, a "Contract") with respect to the same or substantially identical property, or (2) holds an appreciated financial position that is a Contract and then acquires property that is the same as, or substantially identical to, the underlying property, the Fund generally will be taxed as if the appreciated financial position were sold at its fair market value on the date the Fund, or such Investment Fund, enters into the financial position or acquires the property, respectively.  The foregoing will not apply, however, to any transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the appreciated financial position is held unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the risk of loss relating to the appreciated financial position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as by reason of an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

If the Fund, or possibly an Investment Fund, enters into certain derivatives (including forward contracts, long positions under notional principal contracts, and related puts and calls) with respect to equity interests in certain pass-thru entities (including other RICs, real estate investment trusts, partnerships, real estate mortgage investment conduits and certain trusts and foreign corporations), long-term capital gain with respect to the derivative may be recharacterized as ordinary income to the extent it exceeds the long-term capital gain that would have been realized had the interest in the pass-thru entity been held directly during the term of the derivative contract.  Any gain recharacterized as ordinary income will be treated as accruing at a constant rate over the term of the derivative contract and may be subject to an interest charge.  The Treasury has authority to issue regulations expanding the application of these rules to derivatives with respect to debt instruments and/or stock in corporations that are not pass-thru entities.

Passive Foreign Investment Companies

The Fund may indirectly hold equity interests in non-U.S. Investment Funds and/or non-U.S. Portfolio Companies that may be treated as "passive foreign investment companies" (each, a "PFIC").  The Fund may be subject to U.S. federal income tax, at ordinary income rates, on a portion of any "excess distribution" or gain from the disposition of such interests even if such income is distributed as a taxable dividend by the Fund to its Investors.  Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.  If an election is made to treat the PFIC as a "qualified electing fund" under the Code (a "QEF"), then the Fund would be required, in lieu of the foregoing requirements, to include in income each year a portion of the QEF's ordinary earnings and net capital gain (at ordinary income and capital gains rates, respectively), even if not distributed to the Fund.  If the QEF incurs losses for a taxable year, these losses will not pass through to the Fund and, accordingly, cannot offset other income and/or gains of the Fund.  The QEF election may not be able to be made with respect to many PFICs because of certain requirements that the PFICs themselves would have to satisfy.  Alternatively, in certain cases, an election can be made to mark-to-market at the end of each taxable year the shares in a PFIC.  In this case, the Fund would recognize as ordinary income its share of any increase in the value of such shares, and as ordinary loss its share of any decrease in such value, to the extent it did not exceed its share of prior increases in income.  Under either election, the Fund might be required to recognize income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during the applicable year and such income would nevertheless be subject to the distribution requirement and would be taken into account under prescribed timing rules for purposes of the 4% excise tax (described above).  Dividends paid by PFICs will not be treated as "qualified dividend income."  In certain cases, neither the Fund nor the Master Fund will be the party legally permitted to make the QEF election or the mark-to-market election in respect of indirectly held PFICs and, in such cases, will not have control over whether the party within the chain of ownership that is legally permitted to make the QEF or mark-to-market election will do so.

Foreign Taxes

The Fund's investment in non-U.S. stocks or securities may be subject to withholding and other taxes imposed by countries outside the United States.  In that case, the Fund's yield on those stocks or securities would be decreased.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of the Fund's assets at year-end consists of the stock or securities of foreign corporations, the Fund may elect to permit its Investors to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid or deemed paid by the Fund to foreign countries in respect of foreign stock or securities the Fund has held for at least the minimum period specified in the Code.  In such a case, Investors of the Fund will include in gross income from foreign sources their pro rata shares of such taxes.  The Fund does not expect to meet the requirements to make the election described above in respect of the treatment of foreign taxes.

Backup Withholding

The Fund may be required to withhold, for U.S. federal income taxes, a portion of all taxable dividends and repurchase proceeds payable to Investors who fail to provide the Fund with their correct taxpayer identification numbers (TINs) or who otherwise fail to make required certifications, or if the Fund or the Investor has been notified by the IRS that such Investor is subject to backup withholding.  Certain Investors specified in the Code and the Treasury regulations promulgated thereunder are exempt from backup withholding, but may be required to demonstrate their exempt status.  Backup withholding is not an additional tax.  Any amounts withheld will be allowed as a refund or a credit against the Investor's federal income tax liability if the appropriate information is provided to the IRS.  Failure by an Investor to furnish a certified TIN to the Fund could subject the Investor to a $50 penalty imposed by the IRS.

Tax-Exempt Investors

Under current law, the Fund serves to "block" (that is, prevent the attribution to Investors of) unrelated business taxable income ("UBTI") from being realized by its tax-exempt Investors (including, among others, individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities).  Notwithstanding the foregoing, a tax-exempt Investor could realize UBTI by virtue of its investment in Units of the Fund if the tax-exempt Investor borrows to acquire its Units.  A tax-exempt Investor may also recognize UBTI if the Fund were to recognize "excess inclusion income" derived from direct or indirect investments in residual interests in real estate mortgage investment conduits or taxable mortgage pools.  If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Foreign Investors

U.S. taxation of an Investor who, as to the United States, is a nonresident alien individual, a foreign trust or estate, or a foreign corporation ("Foreign Investor") as defined in the Code, depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the Foreign Investor.

Income Not Effectively Connected.  If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the Foreign Investor, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate, except in the case of any "excess inclusion income" allocated to the Foreign Investor), which tax is generally withheld from such distributions.  Capital gain dividends and any amounts retained by the Fund which are properly reported by the Fund as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate), unless the Foreign Investor is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.  However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens, rather than the 30% tax.

If the Fund is a "U.S. real property holding corporation," or would be but for the operation of certain exclusions, distributions by the Fund that are realized on account of certain capital gain dividends from REITs will generally cause the Foreign Investor to be treated as recognizing such gain as income effectively connected to a trade or business within the United States (subject to the rules described below for effectively connected income).  Generally, the Fund is required to withhold taxes on a distribution to a Foreign Investor attributable to such gains, and such a distribution may subject a Foreign Investor to a U.S. tax filing obligation and may create a branch profits tax liability for corporate Foreign Investors.  Under a de minimis exception to the rule described above, if a Foreign Investor has not held more than 5% of the Fund's Units at any time during the one-year period ending on the date of the distribution, the Foreign Investor is not treated as receiving a distribution attributable to gains from U.S. real property interests derived through REITs, but is, instead, treated as receiving an ordinary distribution subject to U.S. tax at the rate of 30% (or lower treaty rate).

As discussed above at "—Income from Repurchases and Transfers of Units," if a repurchase of an Investor's Units by the Fund does not qualify for sale or exchange treatment, the Investor may, in connection with such repurchase, be treated as having received, in whole or in part, a dividend (which would be taxable, as described above), a tax-free return of capital, or capital gain, depending on (i) whether the Fund has sufficient earnings and profits to support a dividend and (ii) the Investor's tax basis in the relevant Units repurchased.  If the repurchase qualifies as a sale or exchange, the Investor will generally realize capital gain or loss equal to the difference between the amount received in exchange for the repurchased Units and the adjusted tax basis of those Units.

Any capital gain that a Foreign Investor realizes upon a repurchase of Units or otherwise upon a sale or exchange of Units will ordinarily be exempt from U.S. tax unless (i) in the case of a Foreign Investor that is a nonresident alien individual, the gain is U.S. source income and such Foreign Investor is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (ii) at any time during the shorter of the period during which the Foreign Investor held such Units and the five-year period ending on the date of the disposition of those Units, the Fund was a "U.S. real property holding corporation" (as such term is defined in the Code) and the Foreign Investor actually or constructively held more than 5% of the Fund's Units.  In the latter event the gain would be subject to withholding tax and otherwise taxed in the same manner as income that is "effectively connected" with a U.S. trade or business, as discussed below.

Income Effectively Connected.  If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a Foreign Investor, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are reported by the Fund as undistributed capital gains, and any gains realized upon the sale or exchange of Units of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations.  Corporate Foreign Investors may also be subject to the branch profits tax imposed by the Code.

In the case of a Foreign Investor, the Fund may be required to withhold U.S. federal income tax from distributions and repurchase proceeds that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate), unless the Foreign Investor certifies his foreign status under penalties of perjury or otherwise establishes an exemption.  See "—Backup Withholding" above.

The tax consequences to a Foreign Investor entitled to claim the benefits of an applicable tax treaty may differ from those described herein.  Foreign Investors are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act")

Under the Foreign Account Tax Compliance provisions of the HIRE Act, certain payments of U.S. source interest, dividends, and other fixed or determinable annual or periodical gains, profits and income, as well as gross proceeds from the sale or disposition of property of a type that can produce U.S. source dividends or interest (all such payments, "withholdable payments"), which are made to a "foreign financial institution" (which term may include certain Foreign Investors, certain non-U.S. Investment Funds and certain non-U.S. Portfolio Companies) may be subject to a 30% withholding tax, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the U.S. Treasury or his/her delegate, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts.  Further, a 30% withholding tax may apply in respect of "passthru payments" made by a foreign financial institution to certain account holders that do not comply with reasonable information requests aimed at enabling the foreign financial institution to identify its United States accounts and meet applicable reporting obligations.  The HIRE Act will further impose a 30% withholding tax on certain payments to non-financial foreign entities.  The scope of the applicable provisions of the HIRE Act are not entirely clear and no assurance can be given that some or all of the income of the Fund, any Investment Fund, any Portfolio Company and/or certain of the Fund's Investors will not be subject to any of the above described withholding taxes or that information will not be required to be reported to the IRS in respect of an Investor's interest in the Fund.

To comply with the requirements of the HIRE Act, the Fund may, in appropriate circumstances, require Investors to provide information and tax documentation regarding their direct and indirect owners, and Investors will be required to waive the application of any non-US laws which, but for such waiver, would prevent the Fund or any other person or entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code (and, if necessary to effectuate the information reporting contemplated by the HIRE Act, Investors will be required to obtain similar waivers from their direct and indirect owners).

While the withholding tax provisions of the HIRE Act were to have been fully effective beginning in 2013, the Treasury and the IRS have indicated that future regulatory guidance (which is currently in proposed form) will provide for a phased-in implementation of these provisions.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000.  Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets.  The scope of this reporting requirement is not entirely clear and all Investors should consult their own tax advisors as to whether reporting may be required in respect of their indirect interests in certain investments of the Fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress.  Several provisions of the Code (not described herein) relating to the taxation of RICs and their Foreign Investors expired at the end of 2011 (including certain withholding tax exemptions for dividends paid in respect of "qualified net interest income" and "qualified short-term capital gains," and provisions which modified the above described rules relating to RICs that are "U.S. real property holding corporations").  It is possible that those expired tax provisions could be legislatively reinstated.  Similarly, several preferential tax provisions discussed herein (including the taxation to individuals of qualified dividend income at capital gains rates, as well as certain preferential tax rates) are set to expire at the end of 2012, but may, through legislative action be extended or otherwise modified.  Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in the Fund.

Other Taxation

Fund Investors should consult their own tax advisors regarding the state, local and foreign tax consequences of an investment in Units and the particular tax consequences to them of an investment in the Fund.

ERISA CONSIDERATIONS

Persons who are fiduciaries with respect to an employee benefit plan or other arrangement subject to the Employee Retirement Income Security Act of 1974, as amended (an "ERISA Plan" and "ERISA," respectively), and persons who are fiduciaries with respect to an IRA or Keogh Plan, which is not subject to ERISA but is subject to the prohibited transaction rules of Section 4975 of the Code (together with ERISA Plans, "Benefit Plans") should consider, among other things, the matters described below before determining whether to invest in the Fund.

ERISA imposes certain general and specific responsibilities on persons who are fiduciaries with respect to an ERISA Plan, including prudence, diversification, an obligation not to engage in a prohibited transaction and other standards.  In determining whether a particular investment is appropriate for an ERISA Plan, Department of Labor ("DOL") regulations provide that a fiduciary of an ERISA Plan must give appropriate consideration to, among other things, the role that the investment plays in the ERISA Plan's portfolio, taking into consideration whether the investment is designed reasonably to further the ERISA Plan's purposes, an examination of the risk and return factors, the portfolio's composition with regard to diversification, the liquidity and current return of the total portfolio relative to the anticipated cash flow needs of the ERISA Plan, the income tax consequences of the investment (see "Certain Tax Considerations—Tax-Exempt Investors") and the projected return of the total portfolio relative to the ERISA Plan's funding objectives.  Before investing the assets of an ERISA Plan in the Fund, a fiduciary should determine whether such an investment is consistent with its fiduciary responsibilities and the foregoing regulations.  For example, a fiduciary should consider whether an investment in the Fund may be too illiquid or too speculative for a particular ERISA Plan, and whether the assets of the ERISA Plan would be sufficiently diversified.  If a fiduciary with respect to any such ERISA Plan breaches its or his responsibilities with regard to selecting an investment or an investment course of action for such ERISA Plan, the fiduciary itself or himself may be held liable for losses incurred by the ERISA Plan as a result of such breach.  Fiduciaries of plans or arrangements subject to Section 4975 of the Code should carefully consider these same factors.

Because the Fund is registered as an investment company under the 1940 Act, the underlying assets of the Fund should not be considered to be the assets of the Benefit Plans investing in the Fund for purposes of ERISA's (or the Code's) fiduciary responsibility and prohibited transaction rules.  Thus, the Adviser will not be a fiduciary within the meaning of ERISA by reason of its authority with respect to the assets of the Fund.

The Adviser will require a Benefit Plan which proposes to invest in the Fund to represent that it, and any fiduciaries responsible for such Plan's investments (including in its individual or corporate capacity, as may be applicable), are aware of and understand the Fund's investment objective, policies and strategies, that the decision to invest plan assets in the Fund was made with appropriate consideration of relevant investment factors with regard to the Benefit Plan and is consistent with the duties and responsibilities imposed upon fiduciaries with regard to their investment decisions under ERISA and/or the Code.

Certain prospective Investors that are Benefit Plans may currently maintain relationships with the Adviser or other entities which are affiliated with the Adviser.  Each of such persons may be deemed to be a party in interest (or disqualified person) to and/or a fiduciary of any Benefit Plan to which it provides investment management, investment advisory or other services.  ERISA prohibits (and the Code penalizes) the use of ERISA and Benefit Plan assets for the benefit of a party in interest (or disqualified person) and also prohibits (or penalizes) an ERISA or Benefit Plan fiduciary from using its position to cause such Plan to make an investment from which it or certain third parties in which such fiduciary has an interest would receive a fee or other consideration.  Investors that are Benefit Plans should consult with counsel to determine if participation in the Fund is a transaction which is prohibited by ERISA or the Code.  Fiduciaries of Investors that are Benefit Plans will be required to represent (including in their individual or corporate capacity, as applicable) that the decision to invest in the Fund was made by them as fiduciaries that are independent of such affiliated persons, that such fiduciaries are duly authorized to make such investment decision and that they have not relied on any individualized advice or recommendation of such affiliated persons, as a primary basis for the decision to invest in the Fund, unless such purchase and holding is pursuant to an applicable exemption such as Prohibited Transaction Class Exemption ("PTCE") 77-3 or PTCE 77-4.

The provisions of ERISA and the Code are subject to extensive and continuing administrative and judicial interpretation and review.  The discussion of ERISA and the Code contained in this Confidential Memorandum is general and may be affected by future publication of regulations and rulings.  Potential Investors that are Benefit Plans should consult their legal advisers regarding the consequences under ERISA and the Code of the acquisition and ownership of Units.

ADDITIONAL INFORMATION

The following is a summary description of additional items and of select provisions of the LLC Agreement which are not described elsewhere in this Confidential Memorandum.  The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement contained in Appendix A.

Liability of Investors

Investors in the Fund will be members of a limited liability company as provided under Delaware law.  Under Delaware law and the LLC Agreement, an Investor will not be liable for the debts, obligations or liabilities of the Fund solely by reason of being an Investor, except that the Investor may be obligated to repay any funds wrongfully distributed to the Investor.

Duty of Care of the Board and the Adviser

The LLC Agreement provides that none of the Directors or the Adviser (including certain of the Adviser's affiliates, among others) shall be liable to the Fund or Master Fund or any of the Investors for any loss or damage occasioned by any act or omission in the performance of their respective services as such in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.  The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the Directors by the Fund and the Master Fund, but not by the Investors individually, against any liability and expense to which any of them may be liable which arises in connection with the performance of their activities on behalf of the Fund and the Master Fund.  None of these persons will be personally liable to any Investor for contributions by such Investor to the capital of the Fund or by reason of any change in the U.S. federal or state income tax laws applicable to the Fund or its Investors.  The rights of indemnification and exculpation provided under the LLC Agreement do not provide for indemnification of a director for any liability, including liability under U.S. federal securities laws which, under certain circumstances, impose liability even on persons that act in good faith, to the extent, but only to the extent, that such indemnification would be in violation of applicable law.

Delegation of Certain Duties of the Board to the Adviser

The Board has delegated to the Adviser the following rights, powers and authority of the Board under the LLC Agreement:  admission of Members (Section [2.7]); and consent to transfers of Units (Section [4.4]).

Amendment of the LLC Agreement

The LLC Agreement may be amended with the approval of (i) the Board, including a majority of the Independent Directors, if required by the 1940 Act, (ii) the Adviser, or (iii) if required by the 1940 Act, the approval of the Investors by such vote as is required by the 1940 Act.  As an example, the Board may at any time, without the consent of the Investors, amend the LLC Agreement to (i) restate the LLC Agreement or (ii) effect compliance with any applicable law or regulation, or to cure any ambiguity or to correct or supplement any provision that may be inconsistent with another provision, provided such action does not adversely affect the rights of any Investor in any material respect.

Power of Attorney

By purchasing an interest in the Fund, each Investor will appoint the Adviser and each of the Directors his or her attorney-in-fact for purposes of filing required certificates and documents relating to the formation and continuance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund.

The power-of-attorney granted in the LLC Agreement is a special power-of-attorney coupled with an interest in favor of the Adviser and each of the Directors and as such is irrevocable and continues in effect until all of such Investor's interest in the Fund has been withdrawn pursuant to a periodic tender or transferred to one or more transferees that have been approved by the Board.

Term, Dissolution and Liquidation

The Fund will be dissolved:

•	upon the affirmative vote to dissolve the Fund by the Board;

•	at the election of the Adviser;

•
upon the determination of Investors not to continue the business of the Fund at a meeting called by the Adviser when no Director remains or if the required number of Directors is not elected within 60 days after the date on which the last Director ceased to act in that capacity; or

•	as required by operation of law.

Upon the occurrence of any event of dissolution, the Board, acting directly, or a liquidator under appointment by the Board, is charged with winding up the affairs of the Fund and liquidating its assets.  Upon the dissolution of the Fund, its assets are to be distributed (1) first to satisfy the debts, liabilities and obligations of the Fund, other than debts to Investors, including actual or anticipated liquidation expenses, (2) next to satisfy debts owing to the Investors, and (3) finally to the Investors proportionately in accordance with their investment in the Fund.  Assets may be distributed in kind on a pro rata basis if the Board or liquidator determines that such a distribution would be in the interests of the Investors in facilitating an orderly liquidation.

Reports to Investors

The Fund will furnish to Investors as soon as practicable after the end of each taxable year (and/or each calendar year) such information as is necessary for such Investors to complete U.S. federal and state income tax or information returns, along with any other tax information required by law.  The Fund will send to Investors a semi-annual and an audited annual report within 60 days after the close of the period for which it is being made, or as otherwise required by the 1940 Act.  Quarterly reports from the Adviser regarding the Fund's operations during such period also will be sent to Investors.

Independent Registered Public Accounting Firm and Legal Counsel

[_________________] serves as the independent registered public accounting firm of the Fund.  Its principal business address is [___________________].

Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038, acts as legal counsel to the Fund.

Custodian

[______________] the "Custodian") serves as the custodian of the Fund's assets, and may maintain custody of the Fund's assets with domestic and foreign subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) approved by the Directors.  Assets of the Fund are not held by the Adviser or commingled with the assets of other accounts other than to the extent that securities are held in the name of a custodian in a securities depository, clearing agency or omnibus customer account of such custodian.  The Custodian's principal business address is [_____________________].

APPENDIX A:  FORM OF LIMITED LIABILITY COMPANY AGREEMENT

A-1

APPENDIX B:  CARLYLE FUND INFORMATION
(Corporate Private Equity)

The information presented herein relates to Carlyle corporate private equity Investment Funds and not to the Fund itself.  The historical returns attributable to the Carlyle Investment  Funds, including those presented in this Confidential Memorandum, should not be considered as indicative of the future results of Carlyle Investment Funds.  This table does not reflect the Fund's Management Fee, Distribution and Servicing Fee and expenses or a placement fee, if any, which would lower returns and in the aggregate are expected to be substantial.  The Adviser anticipates it will invest substantially all of the Fund's assets in Investment Funds sponsored by Carlyle.  However, the Adviser will not allocate to all of the funds set forth below and intends to allocate a portion of its assets to new primary Investment Funds sponsored by Carlyle and, to a limited extent, Investment Funds that are not corporate private equity or are unaffiliated with Carlyle.  The Fund is actively managed and the Adviser will allocate to other Investment Funds.  Past performance of Investment Funds sponsored by Carlyle is not indicative of future results.

Carlyle Corporate Private Equity Fund Metrics

Fund information for Carlyle corporate private equity Investment Funds that have at least $1.0 billion in capital commitments and cumulative equity invested or total value as of [June 30, 2012], is included below to facilitate further understanding of the historical information regarding Carlyle corporate private equity Investment Funds.  The  information reflected herein is not indicative of the future performance of any particular Investment Fund.  There can be no assurance that any of the Carlyle Investment Funds or other existing and future Carlyle Investment Funds will achieve similar returns.  The historical returns attributable to the Investment Funds, including those presented in this Appendix B, should not be considered as indicative of the future results of the Fund.

The following table reflects the information about significant funds (at least $1.0 billion in capital commitments) in Carlyle's corporate private equity business.  See "Investment Program—Carlyle Family of Funds" in the Confidential Memorandum for a legend of the fund acronyms listed below.

			Total Investments						Realized/Partially Realized Investments(5)
			As of June 30, 2012
	Fund Inception Date(1)	Committed Capital	Cumulative Invested Capital(2)	Total Fair Value(3)	MOIC(4)		Gross IRR(7)	Net IRR(8)	Cumulative Invested Capital(2)	Total Fair Value(3)	MOIC(4)		Gross IRR(7)
		(Reported in Local Currency, in Millions)
Fully Invested Funds (6)
CP II	10/1994	$1,331.1	$1,362.4	$4,070.5	3.0	x	34%	25%	$1,362.4	$4,070.5	3.0	x	34%
CP III	2/2000	$3,912.7	$4,031.6	$10,093.6	2.5	x	27%	21%	$3,851.7	$9,915.5	2.6	x	27%
CP IV	12/2004	$7,850.0	$7,612.6	$14,605.1	1.9	x	15%	12%	$3,569.1	$9,040.5	2.5	x	24%
CEP I	12/1997	€1,003.6	€972.0	€2,119.5	2.2	x	18%	11%	€972.0	€2,119.5	2.2	x	18%
CEP II	9/2003	€1,805.4	€2,046.5	€3,672.2	1.8	x	39%	21%	€1,016.5	€2,739.3	2.7	x	72%
CAP I	12/1998	$750.0	$627.7	$2,448.6	3.9	x	25%	18%	$627.7	$2,448.6	3.9	x	25%
CAP II	2/2006	$1,810.0	$1,611.3	$2,524.6	1.6	x	11%	8%	$390.1	$1,294.5	3.3	x	33%
CJP I	10/2001	¥50,000.0	¥47,291.4	¥120,941.7	2.6	x	61%	37%	¥30,009.4	¥104,486.3	3.5	x	72%
All Other Funds	Various		$2,828.7	$4,144.8	1.5	x	18%	6%	$1,964.8	$3,281.6	1.7	x	22%
Coinvestments and Other(9)	Various		$6,660.0	$16,219.5	2.4	x	36%	33%	$4,263.6	$13,183.6	3.1	x	36%
Total Fully Invested Funds			$29,145.2	$62,948.6	2.2	x	28%	21%	$18,920.8	$50,690.6	2.7	x	31%

Funds in the Investment Period(6)
CP V	5/2007	$13,719.7	$9,219.7	$12,984.2	1.4	x	14%	9%
CEP III	12/2006	€5,294.9	€4,072.4	€4,806.8	1.2	x	7%	3%
CAP III	5/2008	$2,551.6	$1,637.2	$1,675.7	1.0	x	1%	-5%
CJP II	7/2006	¥165,600.0	¥119,539.7	¥124,415.7	1.0	x	1%	-4%
CGFSP I	9/2008	$1,100.2	$798.4	$1,044.7	1.3	x	16%	8%
CAGP IV	6/2008	$1,041.4	$421.8	$524.3	1.2	x	14%	1%
All Other Funds	Various		$1,501.8	$1,957.5	1.3	x	12%	4%
Total Funds in the Investment Period			$20,228.4	$25,826.1	1.3	x	11%	5%
TOTAL CORPORATE PRIVATE EQUITY(10)			$49,373.7	$88,774.7	1.8	x	26%	18%	$22,204.3	$56,331.3	2.5	x	31%

Past performance of Investment Funds sponsored by Carlyle is not indicative of future results.  The information presented in the above table does not reflect the Fund's Management Fee, Distribution and Servicing Fee expenses or a placement fee, if any, which would reduce returns and, in the aggregate, are expected to be substantial.

(1)   The data presented herein that provides "inception to date" performance results relates to the period following the formation of the first Investment Fund.  The first Carlyle private equity Investment Fund was formed in 1990.  The Carlyle Investment Funds are not registered under the 1940 Act and therefore they are not subject to certain investment restrictions imposed by the 1940 Act.  If the Carlyle Investment Funds were registered under the 1940 Act, their performance might have been adversely affected.  In addition, the Carlyle Investment Funds are not subject to Subchapter M of the Internal Revenue Code.  If the Carlyle Investment Funds were subject to Subchapter M, their performance might have been adversely affected.

(2)           Represents the original cost of all capital called for investments since inception of the fund.

(3)      Represents all realized proceeds combined with remaining fair value, before management fees, expenses and carried interest.  Please see information appearing elsewhere in "Calculation of Net Asset Value" in this Confidential Memorandum for further information regarding Carlyle management's determination of fair value.

(4)      Multiple of invested capital ("MOIC") represents total fair value, before management fees, expenses and carried interest, divided by cumulative invested capital.

(5)      An investment is considered realized when the investment fund has completely exited, and ceases to own an interest in, the investment.  An investment is considered partially realized when the total amount of proceeds received in respect of such investment, including dividends, interest or other distributions and/or return of capital, represents at least 85% of invested capital and such investment is not yet fully realized.  Because part of Carlyle's value creation strategy involves attempting to pursue attractive exit alternatives, Carlyle believes information regarding Realized/Partially Realized MOIC and Gross Internal Rate of Return ("Gross IRR"), when considered together with the other investment performance metrics presented, provides investors with meaningful information regarding its investment performance by removing the impact of investments where significant realization activity has not yet occurred.  Realized/Partially Realized MOIC and Gross IRR have limitations as measures of investment performance, and should not be considered in isolation.  Such limitations include the fact that these measures do not include the performance of earlier stage and other investments that do not satisfy the criteria provided above.  The exclusion of such investments will have a positive impact on Realized/Partially Realized MOIC and Gross IRR in instances when the MOIC and Gross IRR in respect of such investments are less than the aggregate MOIC and Gross IRR.  Measurements of Realized/Partially Realized MOIC and Gross IRR may not be comparable to those of other companies that use similarly titled measures.  Carlyle does not present Realized/Partially Realized performance information separately for funds that are still in the investment period because of the relatively insignificant level of realizations for funds of this type.  However, to the extent such funds have had realizations, they are included in the Realized/Partially Realized performance information presented for Total Corporate Private Equity.

(6)           Fully invested funds are past the expiration date of the investment period as defined in the respective limited partnership agreement.  In instances where a successor fund has had its first capital call, the predecessor fund is categorized as fully invested.

(7)           Internal Rate of Return ("IRR") is the implied discount rate at which the present value of future cash flows equals the cost of the investment.  Gross IRR represents the annualized IRR for the period indicated on limited partner invested capital based on contributions, distributions and unrealized value before management fees, expenses and carried interest.  There are significant differences between an annualized return and an IRR.

(8)  Net Internal Rate of Return ("Net IRR") represents the annualized IRR for the period indicated on limited partner invested capital based on contributions, distributions and unrealized value after management fees, expenses and carried interest.

(9)  Includes co-investments and certain other stand-alone investments arranged by Carlyle.

(10) For purposes of aggregation, funds that report in foreign currency have been converted to U.S. dollars at the spot rate as of the end of the reporting period.

Information about the Investment Funds has been obtained or derived from publicly available information included in Carlyle public filings and is believed to be reliable but is not warranted as to accuracy or completeness.

Future investments will be made under different economic conditions and will include different Portfolio Companies.  Members of the Carlyle Investment Fund investment teams may have changed or may change in the future.  Purchasers of Units will not be limited partners of any Carlyle Investment Fund, will have no direct interest in any Carlyle Investment Fund, will have no voting rights in any Carlyle Investment Fund and will have no standing or recourse against Carlyle or any Carlyle Investment Fund.  Carlyle is not a sponsor, promoter, adviser or affiliate of the Fund.

Past performance of Investment Funds sponsored by Carlyle is not indicative of future results, and there can be no assurance that the Fund will achieve comparable results or that the returns generated by the Fund will equal or exceed those of other fund investment activities of Carlyle or that the Fund will be able to implement its investment strategy or achieve its investment objectives.  The actual realized return on any unrealized investments may differ materially from the results indicated herein.

Any performance information presented in this Confidential Memorandum does not reflect the Fund's Management Fee, Distribution and Servicing Fee, expenses or a placement fee (if applicable) that are borne by Investors in the Fund which will reduce returns and in the aggregate are expected to be substantial.

PART C.  OTHER INFORMATION

Item 25.  Financial Statements and Exhibits.

1.	Financial Statements:	Not Applicable.

2.	Exhibits:

	a.	(1) Certificate of Formation*
(2) Form of Limited Liability Company Agreement**

	b.	Not Applicable.

	c.	Not Applicable.

	d.	See Item 25(2)(a)(2).

	e.	Not Applicable.

	f.	Not Applicable.

	g.	Form of Investment Advisory Agreement**

	h.	Not Applicable.

	i.	Not Applicable.

	j.	Form of Custodian Agreement**

	k.	(1) Form of Fund Services Agreement**
(2) Form of Placement Agency Agreement**
(3) Form of Escrow Agreement**

	l.	Not Applicable.

	m.	Not Applicable.

	n.	Not Applicable.

	o.	Not Applicable.

	p.	Not Applicable.

	q.	Not Applicable.

	r.	(1) Code of Ethics of CPG Carlyle Private Equity Fund, LLC**
(2) Code of Ethics of Central Park Advisers, LLC**
(3) Code of Ethics of Foreside Fund Services, LLC**
__________________________

*	Filed herewith.
**	To be filed by amendment.

Item 26.  Marketing Arrangements: Not Applicable.

Item 27.  Other Expenses of Issuance and Distribution:*

Legal fees	$[________]
Blue Sky fees	$[________]
Printing	$[________]
Miscellaneous	$[________]

Total	$[________]
___________________________
*           To be completed by amendment.

Item 28.  Persons Controlled by or Under Common Control with Registrant:

After completion of the private offering of interests, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Central Park Advisers, LLC, the adviser of the Registrant (the "Adviser").  Information regarding the ownership of the Adviser is set forth in its Form ADV as filed with the Securities and Exchange Commission (the "SEC") (File No. 801-67480), and is incorporated herein by referenc.

Item 29.  Number of Holders of Securities as of                          , 2012:*

Title of Class	Number of Record Holders

Units of Beneficial Interest	[___]
___________________________
*           To be completed by amendment.

Item 30.  Indemnification:

Reference is made to Section [___] of the Registrant's Limited Liability Company Agreement (the "LLC Agreement"), to be included in the Confidential Memorandum as Appendix A.  The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Release 40-11330 of the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the 1940 Act remains in effect.

The Registrant maintains insurance on behalf of any person who is or was an independent director, officer, employee or agent of the Registrant against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 31.  Business and Other Connections of Investment Adviser:

A description of any other business, profession, vocation, or employment of a substantial nature in which the investment adviser of the Registrant, and each member, director, executive officer, or partner of any such investment adviser, is or has been, at any time during the past two fiscal years, engaged in for his or her own account or in the capacity of member, trustee, officer, employee, partner or director, is set forth in the Confidential Memorandum in the section entitled "Management of the Fund."  Information as to the members and officers of the Adviser is included in its Form ADV as filed with the SEC (File No. 801-67480), and is incorporated herein by reference.

Item 32.  Location of Accounts and Records:

[_______________], the Fund's administrator, maintains certain required accounting related and financial books and records of the Registrant at [________________________].  The other required books and records are maintained by Central Park Advisers, LLC, 805 Third Avenue, New York, New York 10022.

Item 33.  Management Services:  Not Applicable.

Item 34.  Undertakings:  Not Applicable.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of October 2012.

CPG CARLYLE PRIVATE EQUITY FUND, LLC

By:	/s/ Mitchell A. Tanzman
Mitchell A. Tanzman
Authorized Person

EXHIBIT INDEX

(a)(1)                      Certificate of Formation.